UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-7762

First Eagle Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

(Address of principal executive offices) (Zip code)

Robert Bruno

First Eagle Funds

1345 Avenue of the Americas

New York, NY 10105-4300

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Advised by
Arnhold and S. Bleichroeder Advisers, LLC

First Eagle Funds

ANNUAL REPORT
October 31, 2005

First Eagle
Global Fund

First Eagle
U.S. Value Fund

First Eagle
Gold Fund

First Eagle
Overseas Fund

First Eagle
Fund of America

A n n u a l R e p o r t

FIRST EAGLE FUNDS

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on the Form N-Q from the Funds, shareholders can call 1-800-334-2143.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

FIRST EAGLE FUNDS

LETTER FROM THE PRESIDENT

John P. Arnhold

Dear Shareholder:

In the past six-month period since our last communication we have seen increased volatility in most world markets, surging energy prices, rising interest rates and tragic natural disasters. That said our investment team has stayed the course, employing the same time-tested value approach we have been using for generations. This approach has again proven its worth with all five funds in the family ending the fiscal year in positive territory.

Though the world around us is becoming more complex, our mission remains clear—to attempt to preserve capital regardless of market conditions and when possible, increase it. Our team has remained true to its investment tenets. Throughout our firm’s 200 year history, the integrity of the investment process has been of paramount importance to us. This is most recently illustrated by our willingness to close (and keep closed) both the Global and Overseas Funds to new accounts, and our managers’ comfort level with holding on to cash. The closing of the Funds, as we have mentioned in previous reports, stemmed from the rapid inflows of new assets coupled with what we think is a lack of compelling bargains in the marketplace. Although inflows have dampened, the market conditions have not provided many new opportunities which would result in a re-opening. Launching funds with similar investment objectives would only compound our capacity issues and continue to stretch our valuable resources. Furthermore, creating new “funds du jour” does not fit our conservative, value focused investment character. Finally, the elevated cash position in many of the Funds is a reflection again of the lack of good investment options, but more importantly our managers’ discipline and patience. We believe that we are better off holding cash than investing in overpriced securities where there is little to no “margin of safety”. As Charles has explained, holding cash is an opportunity—once significant values arise, we will be able to put money to work.

So many years ago Ben Graham warned “the future is uncertain,” and thus we focus on capital preservation first and foremost. By seriously considering the risks of what could go wrong, we attempt to minimize investment risk for our shareholders and ourselves. We understand that investing is a serious business, and that we are the trusted guardians of many of our shareholders’ financial futures. I assure you that we are acutely aware of this responsibility, and this is why our shareholders’ and our own interests have always been closely aligned.

Sincerely,

John P. Arnhold President
November 2005

PERFORMANCE

FIRST EAGLE FUNDS	Average Annual Returns[1] as of October 31, 2005 (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
FIRST EAGLE GLOBAL FUND
First Eagle Global Fund - Class A (SGENX)
without sales load	18.15%	24.36%	18.07%	13.68%	15.57%	1/01/79[2]
with sales load	12.24%	22.25%	16.87%	13.25%	15.41%	1/01/79[2]
First Eagle Global Fund - Class I (SGIIX)	18.42%	24.68%	18.35%	–	15.03%	7/31/98
First Eagle Global Fund - Class C (FESGX)[1]	16.04%	23.44%	17.20%	–	16.29%	6/05/00
MSCI World Index[3]	13.27%	16.64%	0.13%	7.12%	11.07%	1/01/79
FIRST EAGLE OVERSEAS FUND
First Eagle Overseas Fund - Class A (SGOVX)
without sales load	21.16%	27.54%	18.54%	14.76%	14.28%	8/31/93
with sales load	15.11%	25.38%	17.33%	14.33%	13.92%	8/31/93
First Eagle Overseas Fund - Class I (SGOIX)	21.47%	27.86%	18.81%	–	16.36%	7/31/98
First Eagle Overseas Fund - Class C (FESOX)[1]	19.06%	26.61%	17.70%	–	16.64%	6/05/00
MSCI EAFE Index[4]	18.09%	21.26%	3.04%	5.81%	5.61%	8/31/93
FIRST EAGLE U.S. VALUE FUND
First Eagle U.S. Value Fund - Class A (FEVAX)
without sales load	11.35%	17.45%	–	–	13.83%	9/04/01
with sales load	5.79%	15.46%	–	–	12.43%	9/04/01
First Eagle U.S. Value Fund - Class I (FEVIX)	11.65%	17.70%	–	–	14.08%	9/04/01
First Eagle U.S. Value Fund - Class C (FEVCX)[1]	9.44%	16.52%	–	–	12.97%	9/04/01
Standard & Poor’s 500 Index[8]	8.72%	12.85%	–	–	3.26%	9/04/01
Russell 2000 Index[6]	12.08%	21.54%	–	–	9.41%	9/04/01
FIRST EAGLE GOLD FUND
First Eagle Gold Fund - Class A (SGGDX)
without sales load	3.75%	20.33%	33.98%	7.44%	7.22%	8/31/93
with sales load	(1.44%)	18.29%	32.62%	7.03%	6.88%	8/31/93
First Eagle Gold Fund - Class I (FEGIX)[5]	3.97%	–	–	–	16.64%	5/15/03
First Eagle Gold Fund - Class C (FEGOX)[1,5]	1.85%	–	–	–	15.51%	5/15/03
MSCI World Index[3]	13.27%	16.64%	0.13%	7.12%	7.33%	8/31/93
Financial Times Gold Mines Index[7]	1.18%	18.79%	24.83%	0.41%	(0.38%)	8/31/93
FIRST EAGLE FUND OF AMERICA
First Eagle Fund of America - Class Y (FEAFX)	9.23%	13.88%	8.19%	13.33%	13.32%	4/10/87
First Eagle Fund of America - Class C (FEAMX)[1]	7.32%	13.04%	7.39%	–	7.16%	3/02/98
First Eagle Fund of America - Class A (FEFAX)
without sales load	9.16%	13.82%	8.06%	–	7.86%	11/20/98
with sales load	3.91%	11.96%	6.94%	–	7.06%	11/20/98
Standard & Poor’s 500 Index[8]	8.72%	12.85%	(1.74%)	9.34%	10.49%	4/10/87

Please see the following page for important notes to this table.

Performance data quoted herein represents past information and should not be considered indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FIRST EAGLE FUNDS PERFORMANCE — (Continued)

(1)

The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares “with sales load” of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares “with sales load” of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales load of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without load.

Class Y Shares of First Eagle Fund of America are offered without load.

(2)	Commencement of management by Mr. Jean-Marie Eveillard since January 1, 1979, predecessor to current management.
(3)

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland.

(4)	The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries.
(5)

Due to First Eagle Gold Fund’s C and I shares inception date (May 15, 2003), the performance data shown on the previous page is of a very limited time period and should not be misconstrued to reflect future performance.

(6)	The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase.
(7)	The Financial Times Gold Mines Index is an unmanaged index composed of 32 gold mining companies and is not available for purchase.
(8)

The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total market.

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund

First Eagle U.S. Value Fund • First Eagle Gold Fund

LETTER FROM THE PORTFOLIO MANAGER

Charles de Vaulx

Dear Shareholder:

This past year was a refreshing one, as it helped debunk a few myths. For instance, the widely held belief that “U.S. markets almost always outperform foreign markets” or that the diversification benefits provided by international investing are less than they used to be (due to increased correlation between the U.S. and foreign markets).

You are more than welcome to peruse the schedule of investments of the Fund(s) you own. You will see a lot of names—over two hundred in the First Eagle Overseas Fund and First Eagle Global Fund—many obscure ones, yet quite a few well known companies as well. This is a by-product of our investment style that allows us to look at any kind of company, regardless of size, in virtually any country in the world. We are, and always have been, “multicap” investors. While five years ago we were finding the best bargains in small names, we have been increasingly finding value in bigger names over the recent past: not by force because of our size, but by choice as the valuation gap has narrowed significantly around the world between small and big stocks.

Some of these larger stocks used to be viewed a few years ago as growth stocks and valued as “glamour” stocks (to use Ben Graham’s terminology). Now, many of them are viewed as low growth companies and priced quite cheaply. Thus, over this past year, we were able to add to our holdings in Costco Wholesale Corporation (U.S.), as well as initiate positions in Microsoft Corporation (U.S.), Wal-Mart Stores, Inc. (U.S.), L’Oréal SA (France) and Accor SA (France) in some of your Funds.

Some of you may question the wisdom of holding so many names. Active management is nowadays too often associated with running concentrated portfolios. We believe running diversified portfolios whose composition has nothing to do with the “benchmark” is an equally active form of management (one which Peter Lynch practiced quite successfully), and especially appropriate when the goal pursued is one of capital preservation and trying to deliver positive absolute returns. In fact, when I think back, I do not wish we had limited ourselves to 30 or 40 names. Instead, I lament about the thousands of stocks we looked at, analyzed, yet decided not to buy because we imagined risks that never materialized.

Those of you who choose not to look at the schedule of investments ought not to feel too bad about it: over time, the performance of our Funds has come to some extent from what they did not own (energy stocks in 1980, Japanese stocks in 1989, technology stocks in 2000...). Today, unlike many of our value peers, we are struggling to find value in financial stocks (banking, insurance and brokers), a sector that has benefited from twenty-two years of declining interest rates, and an extraordinary credit expansion.

We continue to believe that gold still has a role as a hedge. The ability of gold to go up in U.S. dollar terms this year, but even more so in foreign currencies, is a very intriguing development, a sign that pretty much all currencies have become suspect and that “alternative” asset classes such as real estate, private equity funds and hedge funds may disappoint going forward. We are encouraged by some nascent investment demand for gold in various parts of the world, including in the U.S. with the successful launch of the Gold ETF.

After the nice run stock markets had this year (especially foreign markets), the discount at which your Funds’ holdings are currently trading is low, providing less of our desired “margin of safety” than eighteen months ago. Even though your Funds hold mostly well-capitalized companies that have scope to see their intrinsic value grow over time, our investors’ expectations regarding medium term returns ought to be modest. In the unpredictable short term, my team of nine analysts and myself expect Mr. Market to serve us, whether it decides to go up or down.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx

Chief Investment Officer and Portfolio Manager

November 2005

Though First Eagle Global Fund and First Eagle Overseas Fund will only accept additional investments from existing shareholders, First Eagle U.S. Value Fund and First Eagle Gold Fund remain open to all investors.

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund • First Eagle U.S. Value Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the twelve-months ended October 31, 2005, global markets performed favorably with certain countries—including Japan and South Korea—showing considerable strength. Overseas, Japan’s Nikkei 225 Index rose 26.2% and the South Korean Kospi Index rose 34.7% during the twelve months. Both markets benefited from an improved economic outlook as well as very attractive valuation levels. U.S. stocks did not go up as much as worries surfaced regarding interest rates, oil prices, inflation, high budget deficits, a few devastating hurricanes, as well as uncertainties regarding the long term outlook for important sectors such as big pharma, media and telephony. Worldwide, “value” stocks performed slightly better than “growth” stocks, the former benefiting from higher corporate earnings in many cyclical businesses and increased corporate activity (takeovers, going private transactions including in unlikely places such as Japan). Oil prices, starting from a high base last October, rose another 15% to $60 per barrel as of October 31, 2005. The U.S. dollar rebounded, reducing somewhat the contribution from sharply higher foreign markets. In particular, the U.S. dollar strengthened 10% during the year against the yen. Gold reached a high of $476 on October 11th as concerns about inflation began to rise. Bond markets were somewhat volatile and they finished the period on a downbeat note (with the 30-year Treasury Bond yielding close to 4.8% on 10/31/2005). The yield curve flattened dramatically as the Fed raised short term rates repeatedly during the period.

First Eagle Global Fund

The performance of the Fund’s Class ‘A’ shares rose 18.15% for the year ended October 31, 2005, while the MSCI World Index was up 13.27%. Strong performance was achieved in various continental European stocks including Wendel Investissement (holding company, France), Sodexho Alliance SA (corporate services, France), Corporacion Financiera Alba SA (holding company, Spain), Nestlé SA (food, Switzerland) and Kuehne & Nagel International AG (transportation, Switzerland). Stocks in Japan also contributed to the Fund’s performance including companies such as Aioi Insurance Company, Limited, (insurance), Toyota Motor Corporation (automotive) and Secom Company, Limited (corporate services). A quarter of the performance came from the Fund’s investments in the U.S. where a number of stocks from various sectors edged higher such as Burlington Resources, Inc. (gas), Rayonier Inc. (forest products) and Papa John’s International, Inc. (restaurants).

Energy stocks performed well, with names as varied as Burlington Resources, Inc. (U.S.), EnCana Corporation (Canada) and PetroChina Company, Limited American Depositary Receipt (“ADR”) (China). Helping to a lesser degree were precious metals related securities, like Freeport-McMoRan Copper & Gold, Inc. as well as gold-linked notes.

Corporate activity abounded during the year with takeovers of Société du Louvre Reg D (France) and Taittinger SA (France), Aggregate Industries Plc (U.K.), Galeries Lafayette SA (France), Daiichi Pharmaceutical Corporation (Japan) and Catellus Development Corporation (U.S.).

As of October 31, 2005, the Fund was approximately 30% hedged against the euro, which is unchanged from last year. The Fund was also approximately 15% hedged against the Japanese yen, down from 50% last year, as we believe Asian currencies will ultimately be revalued against the U.S. dollar.

The Fund’s performance was achieved despite having held cash positions between 16.6% and 29.6% of net assets. The Fund’s closing to new investors in late February 2005 has been effective in significantly limiting inflows and helping the cash position decline from 29.6% in late February to 20.4% on October 31, 2005.

First Eagle Overseas Fund

The performance of the Fund’s Class ‘A’ shares rose 21.16% for the fiscal year ended October 31, 2005, while the MSCI EAFE Index increased 18.09% over the same period. Half of that performance came from our European holdings. These include Sodexho Alliance SA (corporate services, France), Kuehne & Nagel International AG (transportation, Switzerland) and Nestlé SA (food, Switzerland).

Holding companies such as Wendel Investissement (France), Corporacion Financiera Alba SA (Spain) and Pargesa Holding AG (Switzerland) also contributed to the fund’s performance.

Corporate activity abounded during the year with takeovers of Société du Louvre Reg D (France), Taittinger SA (France), Aggregate Industries Plc (UK), Galeries Lafayette SA (France) and Daiichi Pharmaceutical Corporation (Japan).

As of October 31, 2005, the Fund was approximately 25% hedged against the euro, which is unchanged from last year. The Fund was also approximately 15% hedged against the Japanese yen, down from 50% last year, as we believe Asian currencies will ultimately be revalued against the U.S. dollar. Our actual hedges are higher than those stated since many European and Japanese companies the Fund owns have major operations in the U.S. or export significantly to U.S. dollar-based countries, thus having a natural built-in hedge.

The Fund’s performance was achieved despite having held cash positions between 13.6% and 22.5% of net assets, representing the difficulty in finding enough cheap securities.

First Eagle U.S. Value Fund

The performance of the First Eagle U.S. Value Fund’s Class ‘A’ shares rose 11.35% for the year ended October 31, 2005, while the S&P 500 Index and the Russell 2000 Index rose 8.72% and 12.08%, respectively. The twelve-month period saw a resurgence in small and mid-cap value stocks as evidenced by the Russell 2000 Value Index which was up 13% over the period.

Energy stocks performed well, with names as varied as Burlington Resources, Inc. (gas), SEACOR Holdings Inc. (oil service) and ConocoPhillips (integrated). Forest Products also helped performance with Rayonier Inc., Longview Fibre Company and Deltic Timber Corporation adding to returns.

Corporate activity had a modest, yet positive impact on the Fund’s performance with a takeover of Kaneb Services LLC (energy). Also helping the Fund were some high yield bonds and gold related securities.

The Fund’s performance was achieved despite having held cash positions between 24.8% and 48.0% of net assets, the result of our inability to find securities in the U.S. that provide enough of a margin of safety, and our refusal to buy fully priced—not to mention overpriced—securities.

Charles de Vaulx

Chief Investment Officer and Portfolio Manager

November 2005

FIRST EAGLE FUNDS

Fund Expenses (Unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees, distribution (12b-1) and/or service fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return (1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)
First Eagle Global Fund Class A	9.29%	$1,000.00	$1,092.90	$6.22
First Eagle Global Fund Class I	9.42%	1,000.00	1,094.20	4.91
First Eagle Global Fund Class C	8.88%	1,000.00	1,088.80	10.16
First Eagle Overseas Fund Class A	9.09%	1,000.00	1,090.90	6.06
First Eagle Overseas Fund Class I	9.20%	1,000.00	1,092.00	4.75
First Eagle Overseas Fund Class C	8.66%	1,000.00	1,086.60	9.99
First Eagle U.S. Value Fund Class A	5.50%	1,000.00	1,055.00	6.37
First Eagle U.S. Value Fund Class I	5.61%	1,000.00	1,056.10	5.13
First Eagle U.S. Value Fund Class C	5.08%	1,000.00	1,050.80	10.23
First Eagle Gold Fund Class A	17.83%	1,000.00	1,178.30	6.97
First Eagle Gold Fund Class I	17.94%	1,000.00	1,179.40	5.60
First Eagle Gold Fund Class C	17.35%	1,000.00	1,173.50	11.07
First Eagle Fund of America Class Y	4.88%	1,000.00	1,048.80	7.23
First Eagle Fund of America Class C	4.52%	1,000.00	1,045.20	11.08
First Eagle Fund of America Class A	4.90%	1,000.00	1,049.00	7.23
(1)	For the six months ended October 31, 2005.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)

Expenses are equal to the annualized expense ratio of 1.18%, 0.93%, 1.93%, 1.15%, 0.90%, 1.90%, 1.23%, 0.99%, 1.98%, 1.27%, 1.02%, 2.02%, 1.40%, 2.15%, and 1.40% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I and C; and First Eagle Fund of America Class Y, C, and A, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS

Fund Expenses (Unaudited) — (Continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
First Eagle Global Fund Class A	5.00%	$1,000.00	$1,019.26	$6.01
First Eagle Global Fund Class I	5.00%	1,000.00	1,020.52	4.74
First Eagle Global Fund Class C	5.00%	1,000.00	1,015.48	9.80
First Eagle Overseas Fund Class A	5.00%	1,000.00	1,019.41	5.85
First Eagle Overseas Fund Class I	5.00%	1,000.00	1,020.67	4.58
First Eagle Overseas Fund Class C	5.00%	1,000.00	1,015.63	9.65
First Eagle U.S. Value Fund Class A	5.00%	1,000.00	1,019.00	6.26
First Eagle U.S. Value Fund Class I	5.00%	1,000.00	1,020.21	5.04
First Eagle U.S. Value Fund Class C	5.00%	1,000.00	1,015.22	10.06
First Eagle Gold Fund Class A	5.00%	1,000.00	1,018.80	6.46
First Eagle Gold Fund Class I	5.00%	1,000.00	1,020.06	5.19
First Eagle Gold Fund Class C	5.00%	1,000.00	1,015.02	10.26
First Eagle Fund of America Class Y	5.00%	1,000.00	1,018.15	7.12
First Eagle Fund of America Class C	5.00%	1,000.00	1,014.37	10.92
First Eagle Fund of America Class A	5.00%	1,000.00	1,018.15	7.12
(1)	For the six months ended October 31, 2005.
(2)

Expenses are equal to the annualized expense ratio of 1.18%, 0.93%, 1.93%, 1.15%, 0.90%, 1.90%, 1.23%, 0.99%, 1.98%, 1.27%, 1.02%, 2.02%, 1.40%, 2.15%, and 1.40% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I and C; and First Eagle Fund of America Class Y, C, and A, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE GLOBAL FUND	Data as of October 31, 2005 (unaudited)

THE INVESTMENT STYLE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

ASSET ALLOCATION

U.S. Dollar Cash
and Equivalents
20.43%

Commodity-Linked
Notes 1.04%

Commodities
1.46%

U.S. Stocks
24.90%

Foreign Currency
Bonds and Notes
2.38%

U.S. Dollar
Bonds and Notes
2.64%

Foreign
Stocks
47.15%

COUNTRIES
United States	29.87%	India	0.48%
France	11.74%	Mexico	0.47%
Japan	11.72%	China	0.37%
Switzerland	6.58%	Belgium	0.33%
South Korea	4.38%	Denmark	0.32%
United Kingdom	2.99%	Malaysia	0.30%
Netherlands	1.54%	Austria	0.25%
Germany	1.49%	Brazil	0.23%
Spain	1.48%	Australia and
Canada	1.19%	New Zealand	0.20%
Hong Kong	0.79%	Ireland	0.17%
South Africa	0.72%	Sweden	0.13%
Singapore	0.67%	Other	0.53%
Italy	0.63%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	18.15%	18.07%	13.68%
with sales load	12.24%	16.87%	13.25%
MSCI World Index	13.27%	0.13%	7.12%
Consumer Price Index	4.35%	2.74%	2.62%

GROWTH OF A $10,000 INITIAL INVESTMENT

10/95

10/96

10/97

10/98

10/99

10/00

10/01

10/02

10/03

10/04

10/05

$40,000

30,000

20,000

10,000

0

$34,848

$19,895

$12,960

First Eagle Global Fund (A Shares)

MSCI World Index

Consumer Price Index

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. It is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Costco Wholesale Corporation (U.S. multiline retailer)	2.61%
Nestlé SA (Swiss food manufacturer)	2.11%
Sodexho Alliance SA (French food management services provider)	2.09%
Samsung Electronics Company, Limited Pfd.	2.08%
(South Korean electronics company)
Toyota Motor Corporation (Japanese automobile manufacturer)	2.00%
Berkshire Hathaway Inc., Class ‘A’ (U.S. holding company)	1.90%
Pargesa Holding AG (Swiss diversified financials company)	1.82%
Burlington Resources, Inc. (U.S. oil and gas production)	1.80%
Liberty Media Corporation (U.S. media company)	1.74%
Rayonier Inc. (U.S. forest products company)	1.62%

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. (24.90%)
	Consumer Discretionary (1.45%)
3,392,150	McDonald’s Corporation	$76,431,152	$107,191,940
1,600,000	Papa John’s International Inc. (a)(c)	46,519,649	83,088,000
192,250	Allen Organ Company, Class ‘B’	6,030,882	11,535,000
390,000	Weyco Group, Inc.	1,285,375	7,644,000
185,000	St. John Knits International Inc. (a)	3,180,703	7,492,500
500,000	A.T. Cross Company, Class ‘A’ (a)	4,150,673	2,250,000
		137,598,434	219,201,440
	Consumer Staples (0.13%)
250,000	Altria Group, Inc.	7,640,521	18,762,500
82,570	Seneca Foods Corporation 0% due 12/31/2049 (a)(j)	1,242,678	1,468,094
		8,883,199	20,230,594
	Energy (2.39%)
3,767,000	Burlington Resources, Inc.	141,176,930	272,052,740
556,404	SEACOR Holdings Inc. (a)	23,217,111	39,855,219
550,000	ConocoPhillips	14,952,547	35,959,000
268,000	Murphy Oil Corporation	2,633,035	12,555,800
		181,979,623	360,422,759
	Financials (0.01%)
114,750	East Texas Financial Services, Inc. (c)	862,687	1,827,393
8,200	Redwood Financial, Inc. (a)(e)	71,750	178,350
		934,437	2,005,743
	Health Care (0.76%)
1,845,180	Johnson & Johnson	109,203,505	115,545,172
	Holding Companies (1.99%)
3,335	Berkshire Hathaway Inc., Class ‘A’ (a)	272,558,183	286,476,500
7,432	Case Pomeroy & Company, Inc., Class ‘A’	7,366,948	11,891,200
2,485	J.G. Boswell Company	573,840	1,515,850
		280,498,971	299,883,550
	Industrials (2.83%)
4,556,210	Tyco International Limited	95,389,226	120,238,382
5,776,541	Blount International Inc. (a)(c)	78,035,076	91,615,940
2,306,800	Waste Management Inc.	63,700,841	68,073,668
870,960	Manpower Inc.	34,320,745	39,437,069
765,000	SPX Corporation	34,198,774	32,910,300
651,227	Banta Corporation	28,938,738	32,782,767
700,000	UniFirst Corporation (c)	10,743,920	24,542,000
350,960	Franklin Electric Company, Inc.	6,485,330	15,235,174
4,805	Conbraco Industries, Inc. (a)	1,568,050	1,201,250
365,000	Kaiser Ventures LLC (a)(e)(i)(j)	—	1,109,600
		353,380,700	427,146,150
	Materials (0.37%)
867,495	Vulcan Materials Company	31,887,398	56,387,175
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. — (continued)
	Media (4.14%)
32,888,505	Liberty Media Corporation (a)	$261,882,076	$262,121,385
3,499,030	Clear Channel Communications Inc.	113,637,956	106,440,493
1,940,760	Comcast Corporation-Special Class ‘A’ (a)	54,879,553	53,196,232
3,576,780	News Corporation Class ‘A’	53,716,413	50,969,115
1,575,000	Valassis Communications, Inc. (a)	45,909,183	49,218,750
1,000,000	Liberty Global Inc. (a)	17,404,043	24,770,000
1,000,000	Liberty Global Inc. Series ‘C’ (a)	15,957,746	23,720,000
1,562,500	Discovery Holding Company (a)	21,189,480	22,015,625
1,513,105	The DIRECTV Group, Inc. (a)	18,282,702	21,516,353
281,791	Dow Jones & Company Inc.	10,444,173	9,555,533
34,924	Mills Music Trust (c)	1,055,337	1,527,925
		614,358,662	625,051,411
	Paper and Forest Products (2.38%)
6,400,703	Rayonier Inc. (c)	137,292,736	244,698,857
2,043,000	Plum Creek Timber Company, Inc.	60,628,488	79,472,700
587,100	Deltic Timber Corporation	17,756,896	27,006,600
445,200	Longview Fibre Company	2,781,243	8,369,760
		218,459,363	359,547,917
	Precious Metals (1.46%)
6,133,670	Newmont Mining Corporation Holding Company	64,975,966	120,735,232
1,524,130	Freeport-McMoRan Copper & Gold Inc., Class ‘B’	51,714,793	75,322,505
445,000	Freeport-McMoRan Copper & Gold Inc., Preferred Series ‘C’ (d)	13,421,317	20,603,500
925,000	Freeport-McMoRan Copper & Gold Inc., Preferred Series ‘D’ (d)	9,690,611	3,394,750
		139,802,687	220,055,987
	Real Estate (0.09%)
500,000	Crescent Real Estate Equities Company	7,671,061	9,975,000
258,133	Price Legacy Corporation Pfd., Series ‘A’	2,935,244	3,949,435
21,124	Security Capital European Realty (a)(e)	422,475	340,308
		11,028,780	14,264,743
	Retail (4.39%)
8,139,500	Costco Wholesale Corporation	338,913,474	393,626,220
2,500,000	Tiffany & Company	71,936,149	98,500,000
1,425,000	Barnes & Noble, Inc.	27,416,607	51,528,000
996,000	Wal-Mart Stores, Inc.	44,950,100	47,120,760
870,000	The Sherwin-Williams Company	29,330,800	37,018,500
1,000,000	Dillard’s Inc., Class ‘A’	16,266,643	20,710,000
218,050	Federated Department Stores Inc.	3,759,110	13,381,728
150,000	Hancock Fabrics, Inc.	477,528	975,000
		533,050,411	662,860,208

______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. — (continued)
	Technology and Telecommunications (2.41%)
8,691,430	Microsoft Corporation	$224,591,979	$223,369,751
3,606,630	American Power Conversion Corporation	64,237,405	77,145,816
1,516,800	Lexmark International Inc. Class ‘A’ (a)	86,225,564	62,977,536
		375,054,948	363,493,103
	Utilities (0.10%)
325,000	CalEnergy Capital Trust 6½% Conv. Pfd.	14,327,813	14,950,000
	Total Common and Preferred Stocks — U.S.	3,010,448,931	3,761,045,952
	Common and Preferred Stocks — Non-U.S. (47.15%)
	Australia and New Zealand (0.17%)
6,650,000	News & Media NZ Limited exchangeable preference shares (10)	17,173,423	20,378,706
1,455,468	Spotless Group Limited (8)	2,806,421	5,426,390
		19,979,844	25,805,096
	Austria (0.25%)
583,465	Flughafen Wien AG (16)	21,792,162	37,765,997
	Belgium (0.33%)
1,686,589	Deceuninck (c)(1)	42,104,284	49,934,259
	Brazil (0.23%)
597,116	Petroleo Brasileiro SA ADR (3)	16,723,979	34,256,545
	Canada (1.06%)
2,025,000	Aber Diamond Corporation (9)	66,056,173	63,428,571
1,190,550	EnCana Corporation (3)	10,568,715	54,598,623
3,825,000	IAMGOLD Corporation (12)	28,318,173	26,390,476
625,000	Pan American Silver Corporation (a)(b)(12)	1,994,168	9,941,799
300,000	Meridian Gold Inc. (a)(12)	1,088,716	5,625,396
		108,025,945	159,984,865
	Chile (0.06%)
700,000	Quinenco SA ADR (8)	4,366,596	8,750,000
	China (0.37%)
718,799	PetroChina Company, Limited ADR (3)	22,245,594	55,153,447
	Commonwealth of Independent States (0.09%)
556,624	Firebird Fund, L.P. (a)(b)(e)(7)	1,000,000	13,110,765
	Denmark (0.32%)
638,270	Carlsberg A/S, ‘B’ (2)	23,294,465	34,906,432
265,000	Carlsberg A/S, ‘A’ (2)	11,736,822	13,492,395
		35,031,287	48,398,827

______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — Non U.S. — (continued)
	France (10.96%)
8,103,995	Sodexho Alliance SA (1)	$238,412,474	$315,311,688
6,241,187	Vivendi Universal SA (10)	157,985,177	196,600,648
2,025,238	Wendel Investissement (7)	49,843,188	194,446,877
2,385,546	L’Oréal SA (2)	179,076,236	175,426,320
3,144,162	Rémy Cointreau SA (2)	110,876,395	135,712,680
1,465,000	Essilor International SA (6)	71,835,914	120,638,728
1,412,000	Accor SA (1)	67,275,996	70,509,292
2,247,750	PagesJaunes Groupe SA (10)	40,083,941	57,926,709
900,000	Société BIC SA (8)	41,548,918	51,134,409
477,000	Neopost SA (8)	27,488,265	46,026,362
179,900	Total SA (3)	47,146,517	45,154,416
765,000	Financière Marc de Lacharrière SA (7)	31,307,572	41,538,616
1,421,000	Télévision Française 1 SA (10)	37,678,731	36,450,227
52,250	Sucrière de Pithiviers-le-Vieil (c)(2)	27,284,262	36,074,570
731,600	Cap Gemini SA (a)(15)	25,347,564	26,877,976
56,250	Taittinger C.I. (1)	2,775,854	19,664,228
31,780	Taittinger SA (1)	7,172,299	12,753,569
130,493	Robertet SA (2)	16,659,259	17,987,775
42,252	Robertet SA C.I. (2)	800,508	4,203,565
155,000	Guyenne Et Gascogne SA (2)	16,788,228	16,275,270
793,250	Safran SA (15)	10,727,616	15,783,763
70,000	NSC Groupe (c)(8)	12,400,388	6,796,346
92,612	Gaumont SA (10)	5,071,439	6,127,717
385,000	Sabeton SA (c)(7)	4,841,233	5,583,911
		1,230,427,974	1,655,005,662
	Germany (1.46%)
1,725,000	Fraport AG (16)	58,923,204	87,379,787
735,000	Hornbach Holding AG Pfd. (1)	46,863,613	66,163,682
1,133,937	Bertelsmann AG D.R.C. (10)	26,746,576	34,387,598
264,000	Vossloh AG (16)	13,553,161	12,942,543
557,028	Singulus Technologies AG (8)	6,291,536	7,838,582
50,000	Axel Springer AG (10)	1,553,189	6,352,845
241,410	Suedzucker AG (2)	2,598,974	5,084,162
10,651	Hornbach Baumarkt AG (1)	391,481	385,558
		156,921,734	220,534,757
	Hong Kong (0.62%)
6,225,000	Guoco Group Limited (7)	52,462,656	61,912,732
25,000,000	Shaw Brothers (Hong Kong) Limited (c)(10)	25,226,481	29,669,763
21,500,000	City e-Solutions Limited (c)(1)	971,287	2,551,600
		78,660,424	94,134,095

______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — Non U.S. — (continued)
	India (0.48%)
7,150,000	Hindustan Lever Limited (2)	$19,866,524	$25,604,837
2,325,000	Tata Motors Limited (1)	23,275,395	24,400,377
1,174,999	Nestlé India Limited (2)	14,548,375	22,006,138
		57,690,294	72,011,352
	Italy (0.63%)
5,457,500	Italcementi S.p.A. RNC (9)	53,406,475	60,837,181
331,301	Italmobiliare S.p.A. RNC (9)	17,151,943	16,619,219
1,251,260	Caltagirone Editore S.p.A. (10)	10,071,713	10,693,737
1,246,030	Gewiss S.p.A. (8)	7,772,189	7,467,769
		88,402,320	95,617,906
	Japan (11.72%)
6,605,800	Toyota Motor Corporation (1)	247,768,650	301,411,798
24,025,000	Aioi Insurance Company, Limited (4)	89,923,374	169,903,974
3,775,100	Ono Pharmaceutical Company, Limited (6)	165,867,433	167,710,135
5,675,000	Shimano Inc. (c)(1)	93,079,216	139,954,887
2,348,000	Secom Company, Limited (8)	81,492,655	116,416,412
5,575,000	Toho Company, Limited (10)	82,962,282	105,871,106
12,000,000	NIPPONKOA Insurance Company, Limited (4)	54,518,219	100,537,057
2,263,400	Kose Corporation (2)	78,264,690	81,492,125
555,000	Nintendo Company, Limited (15)	45,409,065	61,807,089
4,500,000	Mitsui Sumitomo Insurance Company, Limited (4)	23,444,565	57,228,786
5,532,380	Iino Kaiun Kaisha, Limited (c)(16)	21,016,949	53,814,429
2,261,500	Olympus Corporation (6)	47,008,978	50,039,635
2,000,000	Makita Corporation (1)	14,940,376	46,229,860
1,500,000	Shimachu Company, Limited (1)	35,941,986	42,534,910
3,000,000	Wacoal Holdings Corporation (2)	27,650,425	42,457,573
2,770,000	T. Hasegawa Company, Limited (c)(2)	41,630,473	39,773,749
1,250,000	Fuji Photo Film Company, Limited (1)	36,015,119	39,419,979
1,429,600	Chofu Seisakusho Company, Limited (1)	27,525,671	34,396,391
1,000,000	Aderans Company, Limited (2)	23,155,963	26,638,024
508,000	Canon Inc. (15)	26,670,153	26,496,756
1,237,500	Shoei Company, Limited (7)	7,248,298	25,255,102
1,044,000	Nissin Healthcare Food Service Company, Limited (2)	16,593,345	15,178,930
1,079,900	Seikagaku Corporation (a)(6)	11,099,559	11,571,517
600,000	Mitsubishi Securities Company, Limited (4)	4,300,878	6,810,741
167,800	Cosel Company, Limited (8)	4,709,394	5,334,995
431,300	Okumura Corporation (8)	975,610	2,686,939
		1,309,213,326	1,770,972,899
	Mexico (0.47%)
12,725,000	Industrias Peñoles, SA de C.V. (12)	28,034,478	55,680,653
6,842,100	Embotelladoras Arca SA de C.V. (2)	12,460,765	14,918,688
		40,495,243	70,599,341
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — Non U.S. — (continued)
	Netherlands (1.51%)
3,878,192	Heineken Holding NV (2)	$104,480,714	$114,820,293
7,380,000	Koninklijke Ahold NV (a)(14)	58,061,589	51,483,935
812,920	Arcadis NV (8)	11,431,301	24,837,623
767,500	Telegraaf Media Groep NV (10)	14,080,509	18,123,288
234,205	OPG Groep NV (6)	5,371,596	16,366,549
112,096	Koninklijke Grolsch NV (2)	2,930,518	2,922,414
		196,356,227	228,554,102
	Singapore (0.34%)
4,000,000	Fraser & Neave Limited (2)	25,007,469	39,644,848
13,467,250	ComfortDelgro Corporation Limited (2)	3,279,184	11,758,668
		28,286,653	51,403,516
	South Africa (0.72%)
3,025,000	Harmony Gold Mining Company, Limited ADR (2)	34,910,454	31,611,250
1,000,000	Harmony Gold Mining Company, Limited (2)	4,591,642	10,599,023
2,000,000	Gold Fields Limited (12)	7,102,817	26,884,602
1,425,000	Gold Fields Limited ADR (12)	18,096,752	18,810,000
7,150,000	Mvelaphanda Resources Limited (a)(12)	23,702,956	20,222,996
		88,404,621	108,127,871
	South Korea (4.38%)
773,370	Samsung Electronics Company, Limited Pfd. (15)	182,212,773	314,829,741
2,225,000	KT&G Corporation (2)	58,910,392	91,003,352
3,364,908	SK Telecom Company, Limited ADR (15)	67,972,421	68,004,791
46,250	Lotte Confectionery Company, Limited (2)	14,466,853	44,212,165
65,500	Nam Yang Dairy Products Company, Limited (c)(2)	14,805,002	35,698,755
1,550,000	Samsung Corporation (15)	13,005,625	25,387,931
493,370	Hana Bank (a)(4)	12,806,559	17,721,624
2,125,000	Daeduck Electronics Company, Limited (15)	15,483,529	17,667,625
966,000	Kangwon Land Inc. (1)	14,292,625	16,192,529
13,750	Lotte Chilsung Beverage Company (2)	6,428,176	12,169,540
501,000	Kukdong Electric Wire Company, Limited (c)(15)	10,918,559	11,997,126
784,950	Daeduck GDS Company, Limited (15)	5,030,482	7,082,595
		416,332,996	661,967,774
	Spain (1.48%)
3,500,000	Corporacion Financiera Alba SA (c)(7)	75,163,515	154,679,789
1,619,610	Altadis SA (2)	49,099,094	68,723,632
		124,262,609	223,403,421
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — Non U.S. — (continued)
	Switzerland (6.58%)
1,070,811	Nestlé SA (2)	$279,679,489	$318,592,511
3,560,000	Pargesa Holding SA (7)	215,923,021	274,450,858
672,511	Kuehne & Nagel International AG (16)	58,106,835	157,231,003
26,500	Lindt & Spruengli AG (2)	13,387,426	44,842,521
1,875	Lindt & Spruengli AG PC (2)	17,591,951	30,958,238
100,000	Schindler Holding PC (8)	29,423,652	38,081,587
47,360	Schindler Holding AG (8)	15,687,669	18,714,291
41,500	Sika AG (a)(9)	8,236,996	29,517,685
56,250	Edipresse SA (10)	18,522,780	26,149,615
714,350	Micronas Semiconductor Holding AG (15)	25,284,288	24,159,437
12,750	Zehnder Group AG-B (8)	15,497,318	15,894,898
103,822	Affichage Holding (10)	11,577,439	15,887,223
		708,918,864	994,479,867
	Taiwan (0.07%)
11,410,000	Phoenixtec Power Company Limited (8)	11,468,690	10,168,219
	Thailand (0.03%)
577,000	The Oriental Hotel Public Company Limited (1)	2,636,472	4,612,604
	United Kingdom (2.67%)
3,875,000	Anglo American Plc (12)	89,780,175	114,466,706
10,000,000	Associated British Ports Holdings Plc (16)	81,638,196	96,888,758
11,373,600	Millennium & Copthorne Hotel Plc (1)	64,231,721	73,833,766
1,375,000	Amdocs Limited (15)	29,218,760	36,396,250
12,428,070	Enodis Plc (a)(8)	7,973,679	27,973,866
4,394,000	easyJet Plc (a)(16)	18,402,838	23,142,103
700,000	Antofagasta Holdings Plc (12)	1,822,782	17,929,064
3,000,000	McBride Plc (2)	7,569,080	8,065,956
145,000	Lonmin Plc (12)	292,225	3,347,106
700,000	JZ Equity Partners, Plc (4)	1,316,267	2,151,364
		302,245,723	404,194,939
	Miscellaneous (0.15%)
1,375,000	Banco Latinoamericano de Exportaciones SA ADR (4)	22,535,552	23,388,750
	Total Common and Preferred Stocks — Non-U.S.	5,134,529,413	7,122,336,876

Ounces
	Commodities (1.46%)
347,396	Gold bullion (a)	145,115,063	161,608,618
7,967,808	Silver bullion (a)	52,712,573	60,037,433
	Total Commodities	197,827,636	221,646,051
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Notes, Bonds and Convertible Bonds (6.06%)
	Commodity-Linked Notes (1.04%)
$1,150,000	UBS Gold-Linked Note 0% due 11/03/2005 (a)(b)(d)(e)(g)(12)	$1,150,000	$1,293,882
1,200,000	UBS Gold-Linked Note 0% due 12/08/2005 (a)(b)(d)(e)(g)(12)	1,200,000	1,244,746
2,150,000	UBS Gold-Linked Note 0% due 12/09/2005 (a)(b)(d)(e)(g)(12)	2,150,000	2,222,320
2,000,000	UBS Gold-Linked Note 0% due 12/13/2005 (a)(b)(d)(e)(g)(12)	2,000,000	2,049,022
1,150,000	UBS Gold-Linked Note 0% due 12/15/2005 (a)(b)(d)(e)(g)(12)	1,150,000	1,173,557
1,200,000	UBS Gold-Linked Note 0% due 12/23/2005 (a)(b)(d)(e)(h)(12)	1,200,000	1,309,188
1,150,000	UBS Gold-Linked Note 0% due 12/30/2005 (a)(b)(d)(e)(h)(12)	1,150,000	1,254,505
1,150,000	UBS Gold-Linked Note 0% due 1/03/2006 (a)(b)(d)(e)(h)(12)	1,150,000	1,226,658
650,000	UBS Gold-Linked Note 0% due 2/10/2006 (a)(b)(d)(e)(h)(12)	650,000	747,526
1,850,000	UBS Gold-Linked Note 0% due 2/17/2006 (a)(b)(d)(e)(h)(12)	1,850,000	2,095,847
1,950,000	UBS Gold-Linked Note 0% due 2/24/2006 (a)(b)(d)(e)(h)(12)	1,950,000	2,392,280
2,400,000	UBS Gold-Linked Note 0% due 3/02/2006 (a)(b)(d)(e)(g)(12)	2,400,000	2,710,874
2,400,000	UBS Gold-Linked Note 0% due 3/03/2006 (a)(b)(d)(e)(g)(12)	2,400,000	2,680,901
1,200,000	UBS Gold-Linked Note 0% due 3/24/2006 (a)(b)(d)(e)(h)(12)	1,200,000	1,301,903
2,200,000	UBS Gold-Linked Note 0% due 5/26/2006 (a)(b)(d)(e)(g)(12)	2,200,000	2,482,546
2,600,000	UBS Gold-Linked Note 0% due 6/02/2006 (a)(b)(d)(e)(g)(12)	2,600,000	2,997,878
6,000,000	UBS Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)(12)	6,000,000	6,686,544
1,750,000	UBS Gold-Linked Note 0% due 7/17/2006 (a)(b)(d)(e)(g)(12)	1,750,000	1,897,466
5,750,000	UBS Gold-Linked Note 0% due 7/25/2006 (a)(b)(d)(e)(g)(12)	5,750,000	6,507,103
1,850,000	UBS Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)(12)	1,850,000	2,100,440
1,350,000	UBS Gold-Linked Note 0% due 8/18/2006 (a)(b)(d)(e)(g)(12)	1,350,000	1,458,672
2,550,000	UBS Gold-Linked Note 0% due 8/25/2006 (a)(b)(d)(e)(g)(12)	2,550,000	2,710,033
1,300,000	UBS Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(g)(12)	1,300,000	1,441,979
1,300,000	UBS Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(g)(12)	1,300,000	1,253,290
1,250,000	UBS Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,214,707
1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(g)(12)	1,200,000	1,194,888
1,400,000	UBS Silver-Linked Note 0% due 4/12/2006 (a)(b)(d)(e)(h)(12)	1,400,000	1,592,872
2,450,000	UBS Silver-Linked Note 0% due 5/26/2006 (a)(b)(d)(e)(g)(12)	2,450,000	2,704,011
2,700,000	UBS Silver-Linked Note 0% due 7/12/2006 (a)(b)(d)(e)(g)(12)	2,700,000	2,847,009
2,550,000	UBS Silver-Linked Note 0% due 7/18/2006 (a)(b)(d)(e)(g)(12)	2,550,000	2,804,168
2,450,000	UBS Silver-Linked Note 0% due 10/04/2006 (a)(b)(d)(e)(g)(12)	2,450,000	2,527,905
1,000,000	HSBC Gold-Linked Note 0% due 11/08/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,106,400
1,000,000	HSBC Gold-Linked Note 0% due 11/09/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,129,300
1,000,000	HSBC Gold-Linked Note 0% due 11/15/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,095,200
1,000,000	HSBC Gold-Linked Note 0% due 11/16/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,088,700
2,000,000	HSBC Gold-Linked Note 0% due 11/22/2005 (a)(b)(d)(e)(g)(12)	2,000,000	2,143,600
1,552,000	HSBC Gold-Linked Note 0% due 11/22/2005 (a)(b)(d)(e)(g)(12)	1,552,000	1,668,400
1,173,000	HSBC Gold-Linked Note 0% due 11/25/2005 (a)(b)(d)(e)(g)(12)	1,173,000	1,237,046
1,000,000	HSBC Gold-Linked Note 0% due 11/29/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,039,900
1,000,000	HSBC Gold-Linked Note 0% due 11/30/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,037,300
2,000,000	HSBC Gold-Linked Note 0% due 12/05/2005 (a)(b)(d)(e)(g)(12)	2,000,000	2,062,400
1,000,000	HSBC Gold-Linked Note 0% due 12/07/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,028,900
1,000,000	HSBC Gold-Linked Note 0% due 12/07/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,019,900
1,000,000	HSBC Gold-Linked Note 0% due 12/09/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,038,300
1,000,000	HSBC Gold-Linked Note 0% due 12/09/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,030,400
2,000,000	HSBC Gold-Linked Note 0% due 12/12/2005 (a)(b)(d)(e)(g)(12)	2,000,000	2,060,200
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Notes, Bonds and Convertible Bonds — (continued)
	Commodity-Linked Notes — (continued)
$1,000,000	HSBC Gold-Linked Note 0% due 12/13/2005 (a)(b)(d)(e)(g)(12)	$1,000,000	$1,018,500
1,000,000	HSBC Gold-Linked Note 0% due 12/14/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,022,700
1,000,000	HSBC Gold-Linked Note 0% due 12/15/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,081,700
1,000,000	HSBC Gold-Linked Note 0% due 12/15/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,073,500
1,000,000	HSBC Gold-Linked Note 0% due 12/16/2005(a)(b)(d)(e)(g)(12)	1,000,000	1,074,600
1,000,000	HSBC Gold-Linked Note 0% due 12/21/2005(a)(b)(d)(e)(g)(12)	1,000,000	1,076,200
1,000,000	HSBC Gold-Linked Note 0% due 12/28/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,073,800
1,000,000	HSBC Gold-Linked Note 0% due 12/28/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,063,500
1,000,000	HSBC Gold-Linked Note 0% due 12/28/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,056,000
1,320,000	HSBC Gold-Linked Note 0% due 12/29/2005 (a)(b)(d)(e)(h)(12)	1,320,000	1,420,716
1,000,000	HSBC Gold-Linked Note 0% due 12/29/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,061,100
1,000,000	HSBC Gold-Linked Note 0% due 12/30/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,061,900
2,000,000	HSBC Gold-Linked Note 0% due 1/04/2006 (a)(b)(d)(e)(g)(12)	2,000,000	2,111,200
1,000,000	HSBC Gold-Linked Note 0% due 1/05/2006 (a)(b)(d)(e)(g)(12)	1,000,000	1,052,000
1,000,000	HSBC Gold-Linked Note 0% due 1/06/2006 (a)(b)(d)(e)(g)(12)	1,000,000	1,086,200
1,000,000	HSBC Gold-Linked Note 0% due 1/06/2006 (a)(b)(d)(e)(g)(12)	1,000,000	1,073,000
2,100,000	HSBC Gold-Linked Note 0% due 1/30/2006 (a)(b)(d)(e)(h)(12)	2,100,000	2,446,710
1,160,000	HSBC Gold-Linked Note 0% due 3/06/2006 (a)(b)(d)(e)(h)(12)	1,160,000	1,295,836
1,175,000	HSBC Gold-Linked Note 0% due 3/10/2006 (a)(b)(d)(e)(h)(12)	1,175,000	1,330,805
655,000	HSBC Gold-Linked Note 0% due 3/14/2006 (a)(b)(d)(e)(g)(12)	655,000	717,356
1,750,000	HSBC Gold-Linked Note 0% due 4/11/2006 (a)(b)(d)(e)(g)(12)	1,750,000	1,976,450
5,860,000	HSBC Gold-Linked Note 0% due 6/28/2006 (a)(b)(d)(e)(g)(12)	5,860,000	6,400,878
1,140,000	HSBC Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)(12)	1,140,000	1,237,926
1,330,000	HSBC Gold-Linked Note 0% due 6/30/2006 (a)(b)(d)(e)(g)(12)	1,330,000	1,434,272
3,930,000	HSBC Gold-Linked Note 0% due 7/17/2006 (a)(b)(d)(e)(g)(12)	3,930,000	4,451,511
6,240,000	HSBC Gold-Linked Note 0% due 7/24/2006 (a)(b)(d)(e)(g)(12)	6,240,000	7,214,688
1,830,000	HSBC Gold-Linked Note 0% due 8/02/2006 (a)(b)(d)(e)(g)(12)	1,830,000	2,082,723
1,250,000	HSBC Gold-Linked Note 0% due 8/07/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,395,875
1,311,000	HSBC Gold-Linked Note 0% due 8/09/2006 (a)(b)(d)(e)(g)(12)	1,311,000	1,454,161
1,362,000	HSBC Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)(12)	1,362,000	1,473,412
1,332,000	HSBC Gold-Linked Note 0% due 8/16/2006 (a)(b)(d)(e)(g)(12)	1,332,000	1,465,999
1,100,000	HSBC Gold-Linked Note 0% due 9/12/2006 (a)(b)(d)(e)(g)(12)	1,100,000	1,172,160
1,138,000	HSBC Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(g)(12)	1,138,000	1,211,401
1,177,000	HSBC Gold-Linked Note 0% due 9/15/2006 (a)(b)(d)(e)(g)(12)	1,177,000	1,235,615
1,153,000	HSBC Gold-Linked Note 0% due 9/19/2006 (a)(b)(d)(e)(g)(12)	1,153,000	1,211,457
1,172,000	HSBC Gold-Linked Note 0% due 10/03/2006 (a)(b)(d)(e)(g)(12)	1,172,000	1,179,501
1,179,000	HSBC Gold-Linked Note 0% due 10/04/2006 (a)(b)(d)(e)(g)(12)	1,179,000	1,177,821
1,132,000	HSBC Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(g)(12)	1,132,000	1,123,963
1,133,000	HSBC Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(g)(12)	1,133,000	1,102,522
980,000	HSBC Gold-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(g)(12)	980,000	958,440
1,000,000	HSBC Silver-Linked Note 0% due 11/16/2005 (a)(b)(d)(e)(g)(12)	1,000,000	1,002,000
1,130,000	HSBC Silver-Linked Note 0% due 10/05/2006 (a)(b)(d)(e)(g)(12)	1,130,000	1,223,225
1,136,000	HSBC Silver-Linked Note 0% due 10/06/2006 (a)(b)(d)(e)(g)(12)	1,136,000	1,199,957
1,128,000	HSBC Silver-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(g)(12)	1,128,000	1,108,824
		145,278,000	157,602,770
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Notes, Bonds and Convertible Bonds — (continued)
	U.S. Treasury Notes (1.07%)
$10,000,000	U.S. Treasury Zero Coupon Strip due 11/15/2007 (a)(5)	$8,869,588	$9,158,150
37,348,800	U.S. Treasury Inflation Index Note 4¼% due 1/15/2010 (k)(5)	39,668,418	41,181,459
98,293,500	U.S. Treasury Inflation Index Note 3% due 7/15/2012 (k)(5)	106,874,826	105,131,877
5,000,000	U.S. Treasury Note 5 3/8% due 2/15/2031 (5)	4,717,811	5,454,690
		160,130,643	160,926,176
	U.S. Dollar Bonds and Notes (1.32%)
2,750,000	Westpoint Stevens Inc. 7 7/8% due 6/15/2005 (a)(f)(1)	2,504,977	275
5,000,000	Tyco International Group SA 6 3/8% due 2/15/2006 (8)	4,924,606	5,025,485
20,500,000	Tyco International Group SA 6¾% due 2/15/2011 (8)	17,582,791	21,826,165
3,500,000	American Standard Companies Inc. 7 1/8% due 6/01/2006 (8)	3,191,571	4,289,669
4,910,000	American Standard Companies Inc. 8¼% due 6/01/2009 (8)	5,236,863	5,380,299
20,000,000	Lucent Technologies Inc. 7¼% due 7/15/2006 (15)	17,683,114	20,200,000
3,500,000	Computer Associates International Inc. 6 1/2% due 4/15/2008 (15)	3,164,909	3,599,040
22,000,000	Level 3 Communications, Inc. 9 1/8% due 5/01/2008 (15)	16,283,862	18,590,000
2,385,000	Longview Fibre Company 10% due 1/15/2009 (11)	2,457,441	2,516,175
4,850,000	Crescent Real Estate Equities Company 9¼% due 4/15/2009 (13)	4,928,625	5,141,000
13,500,000	GATX Corporation 8 7/8% due 6/01/2009 (4)	12,972,220	14,931,378
1,900,000	Sanmina-SCI Corporation 10 3/8% due 1/15/2010 (15)	1,899,151	2,090,000
1,250,000	Freeport-McMoRan Copper & Gold, Inc. 10 1/8% due 2/01/2010 (12)	1,273,750	1,381,250
610,000	Ethyl Corporation 8 7/8% due 5/01/2010 (9)	646,600	634,400
5,735,000	Columbus McKinnon Corporation 10% due 8/01/2010 (8)	5,900,062	6,337,175
6,900,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	7,351,750	7,745,250
13,000,000	Steinway Musical Instruments Inc. 8¾% due 4/15/2011 (1)	13,135,174	13,682,500
3,500,000	Toys ‘R’ Us, Inc. 7 5/8% due 8/01/2011 (14)	3,422,081	2,905,000
5,812,000	Blount International Inc. 8 7/8% due 8/01/2012 (c)(8)	5,812,000	6,146,190
5,500,000	Greif Inc. 8 7/8% due 8/01/2012 (9)	5,488,846	5,912,500
646,000	Manitowoc Company Inc. 10½% due 8/01/2012 (8)	646,000	726,750
6,000,000	Fimep SA 10½% due 2/15/2013 (8)	6,000,000	6,825,000
19,718,530	Winn-Dixie Stores, Inc. 7.803% due 9/01/2017 (b)(f)(2)	16,643,208	14,998,407
3,000,000	Winn-Dixie Stores, Inc. 8.181% due 9/01/2024 (b)(f)(2)	2,322,268	2,311,875
2,000,000	Legrand SA 8½% due 2/15/2025 (8)	1,956,666	2,390,000
4,200,000	Bausch & Lomb Inc. 7 1/8% due 8/01/2028 (6)	3,535,076	4,449,505
10,000,000	Christiania Bank Floating Rate Perpetual Notes (3.6775% @ 10/31/2005) (4)	6,826,750	8,787,590
3,500,000	Den Norske Bank Floating Rate Perpetual Notes (4.2125% @ 10/31/2005) (4)	2,610,000	2,979,571
3,170,000	Den Norske Bank Floating Rate Perpetual Notes (4.65625% @ 10/31/2005) (4)	2,059,625	2,791,987
5,500,000	Bergen Bank Floating Rate Perpetual Notes (4.18625% @ 10/31/2005) (4)	3,888,750	4,633,750
		182,348,736	199,228,186
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

	Principal Amount		Cost (Note 1)	Value (Note 1)
		Notes, Bonds and Convertible Bonds — (continued)
		U.S. Dollar Convertible Bonds (0.25%)
	$2,000,000	TriQuint Semiconductor Inc. 4% due 3/01/2007 (15)	$1,808,930	$1,957,500
	15,000,000	SCI Systems Inc. 3% due 3/15/2007 (15)	12,538,345	14,475,000
	12,000,000	Ivax Corporation 4½% due 5/15/2008 (6)	10,536,249	12,060,000
	10,000,000	CP Ships Limited 4% due 6/30/2024 (b)(16)	9,434,247	10,025,000
	2,500,000	Medya International Limited 10% due 6/28/2049 (a)(e)(f)(j)(10)	2,482,264	25,000
			36,800,035	38,542,500
		Non U.S. Dollar Notes and Bonds (2.33%)
SGD	85,000,000	Singapore Government 2 5/8% due 10/01/2007 (5)	51,831,061	50,348,704
CAD	8,500,000	Shaw Communications Inc. 7.4% due 10/17/2007 (10)	5,319,399	7,555,268
HKD	205,000,000	Hong Kong Government 3.57% due 12/17/2007 (5)	27,257,623	26,088,868
EUR	2,959,000	Koninklijke Ahold NV 5 7/8% due 5/09/2008 (14)	2,637,067	3,768,852
GBP	15,000,000	EMI Group Plc 8¼% due 5/20/2008 (10)	23,896,516	28,737,622
EUR	1,500,000	EMI Group Plc 8 5/8% due 10/15/2013 (b)(10)	1,733,805	2,080,077
SEK	125,000,000	Sweden Government I/L 4.526% due 12/01/2008 (5)	21,175,671	19,680,383
EUR	2,000,000	Independent News & Media Plc 8% due 12/15/2008 (10)	2,417,480	2,619,050
EUR	2,500,000	Independent News & Media Plc 5¾% due 5/17/2009 (10)	2,708,016	3,086,524
MYR	165,000,000	Malaysian Government 4.305% due 2/27/2009 (5)	44,064,067	44,954,305
EUR	14,480,700	Republic of France O.A.T. 3% due 7/25/2009 (k)(5)	12,417,981	18,785,189
EUR	3,750,000	ProSiebenSat.1 Media AG 11¼% due 7/31/2009 (10)	3,567,047	5,034,330
EUR	14,000,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	15,593,628	15,102,990
EUR	4,000,000	Riverdeep Group Limited 9¼% due 4/15/2011 (b)(15)	4,781,963	5,423,891
EUR	8,500,000	The Manitowoc Company, Inc. 10 3/8% due 5/15/2011 (8)	8,861,864	11,207,378
GBP	3,000,000	Marks & Spencer Group Plc 6 3/8% due 11/07/2011 (1)	5,005,532	5,489,536
GBP	5,875,000	Enodis Plc 10 3/8% due 4/15/2012 (8)	9,179,590	11,698,070
EUR	4,000,000	Fimep SA 11% due 2/15/2013 (8)	4,582,369	5,627,662
EUR	1,500,000	Editis Financing SA 8 3/8% due 10/15/2014 (b)(10)	1,898,550	2,022,722
EUR	47,450,000	Ray Acquisition SCA 9 3/8% due 3/16/2015 (b)(8)	56,768,971	58,582,221
EUR	12,000,000	FINEL 9½% due 6/30/2017 (b)(e)(i)(j)(11)	14,474,400	10,787,850
EUR	15,000,000	FINEL 9½% due 10/15/2017 (b)(e)(i)(j)(11)	18,067,500	13,484,812
			338,240,100	352,166,304
		Non U.S. Dollar Convertible Bonds (0.05%)
EUR	1,000,000	Aegis Group Plc 2% due 5/15/2006 (10)	993,711	1,296,939
CAD	1,600,000	Noranda Inc. 5% due 4/30/2007 (12)	1,187,970	1,557,672
NZD	4,222,459	Evergreen Forest Limited 0% due 3/19/2009 (a)(b)(11)	2,570,133	4,431,365
			4,751,814	7,285,976
		Total Notes, Bonds and Convertible Bonds	867,549,328	915,751,912

______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short Term Investments (19.72%)
$32,109,000	Procter & Gamble Company 3.72% due 11/01/2005	$32,109,000	$32,109,000
25,000,000	Procter & Gamble Company 3.74% due 11/01/2005	25,000,000	25,000,000
10,000,000	Procter & Gamble Company 3.73% due 11/07/2005	9,993,783	9,993,783
15,084,000	Procter & Gamble Company 3.83% due 11/16/2005	15,059,928	15,059,928
13,038,000	Procter & Gamble Company 3.94% due 11/20/2005	12,996,619	12,996,619
25,000,000	Procter & Gamble Company 3.87% due 11/22/2005	24,943,563	24,943,563
29,515,000	Procter & Gamble Company 3.88% due 12/02/2005	29,416,387	29,416,387
30,000,000	American Express Credit Corporation 3.73% due 11/01/2005	30,000,000	30,000,000
30,000,000	American Express Credit Corporation 3.80% due 11/07/2005	29,981,000	29,981,000
30,000,000	American Express Credit Corporation 3.8% due 11/08/2005	29,977,833	29,977,833
30,000,000	American Express Credit Corporation 3.76% due 11/15/2005	29,956,133	29,956,133
30,000,000	American Express Credit Corporation 3.92% due 11/15/2005	29,954,267	29,954,267
28,237,000	American Express Credit Corporation 3.76% due 11/15/2005	28,195,711	28,195,711
25,000,000	American Express Credit Corporation 3.89% due 11/16/2005	24,959,479	24,959,479
30,000,000	American Express Credit Corporation 3.83% due 11/21/2005	29,936,167	29,936,167
30,000,000	American Express Credit Corporation 3.89% due 11/30/2005	29,905,992	29,905,992
25,000,000	The Coca-Cola Company 3.72% due 11/01/2005	25,000,000	25,000,000
25,000,000	The Coca-Cola Company 3.61% due 11/10/2005	24,977,438	24,977,438
21,156,000	Bayer Corporation 4.05% due 11/01/2005	21,156,000	21,156,000
17,500,000	Knight-Ridder Inc. 3.85% due 11/01/2005	17,500,000	17,500,000
20,506,000	Knight-Ridder Inc. 3.84% due 11/04/2005	20,499,438	20,499,438
5,326,000	Knight-Ridder Inc. 4.04% due 11/07/2005	5,322,414	5,322,414
17,085,000	Henkel Corporation 3.82% due 11/01/2005	17,085,000	17,085,000
16,000,000	Henkel Corporation 3.84% due 11/02/2005	15,998,293	15,998,293
9,000,000	Henkel Corporation 3.85% due 11/18/2005	8,983,638	8,983,638
22,891,000	Henkel Corporation 4.05% due 12/01/2005	22,813,743	22,813,743
18,000,000	Henkel Corporation 4.00% due 12/12/2005	17,918,000	17,918,000
12,849,000	Henkel Corporation 4.04% due 12/13/2005	12,788,438	12,788,438
12,618,000	HJ Heinz Company 3.83% due 11/01/2005	12,618,000	12,618,000
20,565,000	HJ Heinz Company 3.88% due 11/03/2005	20,560,567	20,560,567
22,000,000	HJ Heinz Company 4.07% due 11/23/2005	21,945,281	21,945,281
17,500,000	HJ Heinz Company 4.10% due 11/30/2005	17,442,201	17,442,201
23,000,000	HJ Heinz Company 4.10% due 12/02/2005	22,918,797	22,918,797
10,000,000	HJ Heinz Company 4.07% due 12/02/2005	9,964,953	9,964,953
2,000,000	Hitachi Limited 3.66% due 11/01/2005	2,000,000	2,000,000
20,000,000	Hitachi Limited 3.78% due 11/02/2005	19,997,900	19,997,900
3,237,000	Hitachi Limited 3.80% due 11/03/2005	3,236,317	3,236,317
25,000,000	Hitachi Limited 4.01% due 11//10/2005	24,974,938	24,974,938
19,500,000	Hitachi Limited 3.97% due 11/21/2005	19,456,992	19,456,992
8,340,000	Hitachi Limited 4.01% due 12/22/2005	8,292,622	8,292,622
27,000,000	Sara Lee Corporation 3.84% due 11/02/2005	26,997,120	26,997,120
30,000,000	Sara Lee Corporation 3.89% due 11/08/2005	29,977,308	29,977,308
30,000,000	Sara Lee Corporation 3.83% due 11/09/2005	29,974,467	29,974,467
30,000,000	Sara Lee Corporation 3.78% due 11/10/2005	29,971,650	29,971,650
30,000,000	Sara Lee Corporation 3.95% due 11/15/2005	29,953,917	29,953,917

______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short-Term Investments — (continued)
$25,746,000	Sara Lee Corporation 3.90% due 11/18/2005	$25,698,584	$25,698,584
13,000,000	Sara Lee Corporation 3.97% due 11/18/2005	12,975,629	12,975,629
19,000,000	Sara Lee Corporation 3.92% due 11/29/2005	18,942,071	18,942,071
17,000,000	Sara Lee Corporation 4.03% due 11/30/2005	16,944,811	16,944,811
10,000,000	Sara Lee Corporation 3.92% due 12/02/2005	9,966,244	9,966,244
17,500,000	Sara Lee Corporation 4.07% due 12/13/2005	17,416,904	17,416,904
7,425,000	Sara Lee Corporation 4.12% due 12/16/2005	7,386,761	7,386,761
24,787,000	Sara Lee Corporation 4.10% due 12/19/2005	24,651,498	24,651,498
13,000,000	Sara Lee Corporation 4.09% due 12/19/2005	12,929,107	12,929,107
25,000,000	BMW US Capital LLC 3.63% due 11/02/2005	24,997,479	24,997,479
25,000,000	Diageo Capital Plc 3.92% due 11/02/2005	24,997,278	24,997,278
6,225,000	Diageo Capital Plc 4.03% 11/02/2005	6,224,303	6,224,303
30,000,000	Diageo Capital Plc 3.89% 11/03/2005	29,993,517	29,993,517
25,000,000	Diageo Capital Plc 3.83% 11/07/2005	24,984,042	24,984,042
18,500,000	Diageo Capital Plc 4.01% 11/07/2005	18,487,636	18,487,636
25,103,000	Diageo Capital Plc 4.00% due 11/08/2005	25,083,475	25,083,475
25,000,000	Diageo Capital Plc 3.98% due 11/08/2005	24,980,653	24,980,653
30,000,000	Diageo Capital Plc 3.92% due 11/09/2005	29,973,867	29,973,867
15,000,000	Diageo Capital Plc 4.00% due 11/09/2005	14,986,667	14,986,667
12,335,000	Diageo Capital Plc 3.99% due 11/10/2005	12,322,696	12,322,696
25,000,000	Diageo Capital Plc 4.00% due 11/14/2005	24,963,889	24,963,889
18,905,000	Diageo Capital Plc 3.91% due 11/14/2005	18,878,307	18,878,307
22,810,000	Diageo Capital Plc 3.815% due 11/21/2005	22,761,655	22,761,655
30,000,000	Diageo Capital Plc 3.98% due 11/23/2005	29,927,033	29,927,033
25,000,000	Diageo Capital Plc 3.9% due 11/28/2005	24,926,875	24,926,875
25,000,000	Diageo Capital Plc 3.98% due 12/08/2005	24,897,736	24,897,736
25,000,000	Diageo Capital Plc 4.00% due 12/13/2005	24,883,333	24,883,333
30,000,000	Diageo Capital Plc 4.10% due 12/23/2005	29,822,333	29,822,333
19,750,000	Nestlé Capital Corporation 3.76% due 11/03/2005	19,745,874	19,745,874
25,000,000	Nestlé Capital Corporation 3.61% due 11/04/2005	24,992,479	24,992,479
25,000,000	Nestlé Capital Corporation 3.87% due 11/16/2005	24,959,688	24,959,688
25,000,000	Nestlé Capital Corporation 3.70% due 11/21/2005	24,948,611	24,948,611
25,000,000	DuPont Ei Nemour 3.72% due 11/04/2005	24,992,250	24,992,250
19,500,000	DuPont Ei Nemour 4.00% due 11/09/2005	19,482,667	19,482,667
32,905,000	DuPont Ei Nemour 3.96% due 11/17/2005	32,847,087	32,847,087
21,000,000	DuPont Ei Nemour 3.85% due 12/05/2005	20,923,642	20,923,642
25,000,000	DuPont Ei Nemour 4.02% due 12/14/2005	24,879,958	24,879,958
25,000,000	DuPont Ei Nemour 4.00% due 12/15/2005	24,877,778	24,877,778
25,000,000	DuPont Ei Nemour 4.03% due 12/15/2005	24,876,861	24,876,861
15,581,000	Monsanto Company 4.03% due 11/04/2005	15,575,767	15,575,767
15,000,000	Honeywell International Inc. 6.05% 3.80% due 11/04/2005	14,995,250	14,995,250
27,500,000	Honeywell International Inc. 6.05% 3.88% due 11/14/2005	27,461,469	27,461,469
7,711,000	Honeywell International Inc. 6.05% 3.91% due 11/15/2005	7,699,275	7,699,275
30,000,000	Target Corporation 3.83% due 11/07/2005	29,980,850	29,980,850
29,593,000	Praxair Inc. 3.88% due 11/07/2005	29,573,863	29,573,863
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short-Term Investments — (continued)
$18,019,000	Praxair Inc. 4.00% due 11/16/2005	$17,988,968	$17,988,968
7,000,000	Praxair Inc. 4.02% due 11/16/2005	6,988,275	6,988,275
26,864,000	Praxair Inc. 4.05% due 11/17/2005	26,815,645	26,815,645
22,293,000	Praxair Inc. 4.05% due 11/18/2005	22,250,365	22,250,365
25,000,000	Praxair Inc. 4.05% due 11/28/2005	24,924,063	24,924,063
26,437,000	RaboBank USA Finance Corporation 3.80% due 11/07/2005	26,420,257	26,420,257
25,000,000	RaboBank USA Finance Corporation 3.83% due 11/07/2005	24,984,042	24,984,042
33,770,000	RaboBank USA Finance Corporation 3.86% due 11/10/2005	33,737,412	33,747,412
22,297,000	RaboBank USA Finance Corporation 3.99% due12/23/2005	22,168,495	22,168,495
17,528,000	Air Products and Chemicals Inc. 4.01% due11/07/2005	17,516,285	17,516,285
12,000,000	3M Company 3.80% due 11/07/2005	11,992,400	11,992,400
30,000,000	PepsiCo Inc. 3.83% due 11/09/2005	29,974,467	29,974,467
30,000,000	General Electric Capital Corporation 3.68% due11/10/2005	29,972,400	29,972,400
17,473,000	General Electric Capital Corporation 3.82% due 11/28/2005	17,422,940	17,422,940
30,000,000	Shell Finance UK Plc 3.81% due 11/10/2005	29,971,425	29,971,425
25,000,000	Shell Finance UK Plc 3.82% due 11/18/2005	24,954,903	24,954,903
30,000,000	Shell Finance UK Plc 3.82% due 11/29/2005	29,910,867	29,910,867
20,000,000	Shell Finance UK Plc 4.00% due 12/02/2005	19,931,111	19,931,111
23,742,000	Shell Finance UK Plc 3.93% due 12/13/2005	23,633,143	23,633,143
9,156,000	Wal-Mart Stores, Inc. 3.65% due 11/10/2005	9,147,645	9,147,645
27,500,000	Wal-Mart Stores, Inc. 3.81% due 11/22/2005	27,438,881	27,438,881
30,000,000	Wal-Mart Stores, Inc. 3.87% due 11/28/2005	9,912,925	29,912,925
25,000,000	Wal-Mart Stores, Inc. 3.90% due 11/28/2005	24,926,875	24,926,875
8,873,000	Wal-Mart Stores, Inc. 3.84% due 12/06/2005	8,839,874	8,839,874
30,000,000	Siemens AG 3.81% due 11/14/2005	29,958,725	29,958,725
30,000,000	Siemens AG 3.86% due 11/14/2005	29,958,183	29,958,183
25,000,000	Siemens AG 3.83% due 11/15/2005	24,962,764	24,962,764
30,072,000	Siemens AG 3.87% due 11/16/2005	30,023,509	30,023,509
24,764,000	Siemens AG 3.87% due 11/17/2005	24,721,406	24,721,406
18,625,000	Siemens AG 3.80% due 11/28/2005	18,571,919	18,571,919
15,577,000	Pearson Plc 3.96% due 11/14/2005	15,554,725	15,554,725
4,100,000	L’Oréal SA 3.84% due 11/14/2005	4,094,315	4,094,315
25,000,000	L’Oréal SA 3.84% due 11/16/2005	24,960,000	24,960,000
5,061,000	L’Oréal SA 3.94% due 11/21/2005	5,049,922	5,049,922
28,000,000	L’Oréal SA 3.98% due 12/01/2005	27,907,133	27,907,133
20,000,000	L’Oréal SA 3.98% due 12/02/2005	19,931,456	19,931,456
22,500,000	L’Oréal SA 4.00% due 12/05/2005	22,415,000	22,415,000
25,000,000	Unilever Capital Corporation 3.86% due 11/15/2005	24,962,472	24,962,472
23,591,000	Caterpillar Financial Services Corporation 3.87% due 11/17/2005	23,550,423	23,550,423
25,078,000	Federated Department Stores Inc. 4.10% due 11/18/2005	25,029,446	25,029,446
18,550,000	Federated Department Stores Inc. 3.88% due 11/22/2005	18,508,015	18,508,015
15,000,000	Federated Department Stores Inc. 4.11% due 12/02/2005	14,946,913	14,946,913
25,000,000	Wells Fargo & Company 3.86% due 11/30/2005	24,922,264	24,922,264
27,717,000	Wells Fargo & Company 3.94% due 12/13/2005	27,589,594	27,589,594
20,000,000	Merck & Company Inc. 4.00% due 12/02/2005	19,931,111	19,931,111
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)		Value (Note 1)
	Short-Term Investments — (continued)
$16,528,000	Gannett Company Inc. 3.91% due 12/05/2005	$16,466,966		$16,466,966
32,215,000	Gannett Company Inc. 3.89% due 12/06/2005	32,093,164		32,093,164
	Total Short-Term Investments	2,978,462,134		2,978,462,134
	Total Investments (99.29%)	$12,188,817,442	*	14,999,242,925	**
	Other assets in excess of liabilities (0.71%)			106,658,483
	Net Assets (100.00%)			$15,105,901,408
______________
*	At October 31, 2005 cost of investments for federal income tax purposes was $12,384,101,792.
**	Gross unrealized appreciation and depreciation of securities at October 31, 2005 were $2,728,298,668 and $113,157,535, respectively (net appreciation was $2,615,141,133).
______________

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Foreign Currencies	Sector/Industry Classifications
CAD — Canadian dollar	(1) Consumer Discretionary	(10) Media
EUR — euro	(2) Consumer Staples	(11) Paper and Forest Products
GBP — pound sterling	(3) Energy	(12) Precious Metals
HKD — Hong Kong dollar	(4) Financials	(13) Real Estate
MYR — Malaysian ringgit	(5) Government Issues	(14) Retail
NZD — New Zealand dollar	(6) Health Care	(15) Technology and Telecommunications
SEK — Swedish krona	(7) Holding Companies	(16) Transportation
SGD — Singapore dollar	(8) Industrials
(9) Materials
______________
(a)	Non-income producing security/commodity.
(b)

All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2005.

Affiliate	Purchases		Sales		Realized Gain/Loss	Dividend Income
	Shares	Cost	Shares	Cost
Blount International, Inc.	2,776,541	$44,929,756	—	—	—	—
City e-Solutions Limited	—	—	—	—	—	$82,696
Corporacion Financiera Alba SA	—	—	—	—	—	448,410
Deceuninck	801,589	24,007,830	—	—	—	366,469
East Texas Financial Services, Inc.	—	—	—	—	—	17,213
Iino Kaiun Kaisha, Limited	1,999,000	9,713,123	2,116,620	$9,883,452	$4,056,635	662,755
Kukdong Electric Wire Company, Limited	—	—	—	—	—	256,874
Mills Music Trust	—	—	—	—	—	109,899
Nam Yang Dairy Products Company Limited	—	—	—	—	—	49,888
NSC Groupe	—	—	—	—	—	127,543
Papa John’s International Inc.	100,000	3,370,160	—	—	—	—
Rayonier Inc.	682,135	37,180,978	—	—	—	6,453,000
Sabeton SA	—	—	—	—	—	52,360
Shaw Brothers (Hong Kong) Limited	250,000	252,887	—	—	—	160,485
Shimano Inc.	175,000	4,708,988	—	—	—	1,385,902
Société Sucriéré de Pithiviers-le-Vieil	12,744	9,440,281	—	—	—	781,627
T. Hasegawa Company, Limited	2,770,000	41,630,473	—	—	—	—
UniFirst Corporation	24,200	650,695	—	—	—	78,750
(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	In default as to principal and/or interest.
(g)	Leveraged 1½ to 1
(h)	Leveraged 2 to 1
(i)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2005 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
Kaiser Ventures LLC	6/24/1993	—	$3.04
FINEL 9½% due 6/30/2017	6/22/2005	$14,474,400	0.75
FINEL 9½% due 10/15/2017	10/11/2005	18,067,500	0.75
(j)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees.
(k)	Inflation protected security.
______________

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE OVERSEAS FUND	Data as of October 31, 2005 (unaudited)

THE INVESTMENT STYLE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management’s research-driven process seeks to minimize risk by focusing on undervalued securities.

ASSET ALLOCATION
Foreign Currency Bonds 3.96% U.S. Dollar Cash and Equivalents 22.38% Commodities 1.66% U.S. Dollar Bonds U.S. Stocks 2.07% Commodity-Linked Notes 1.22% Foreign Stocks 68.61% 0.10%

COUNTRIES
France	17.27%	Australia and
Japan	16.92%	New Zealand	0.54%
Switzerland	8.27%	Ireland	0.43%
South Korea	5.59%	India	0.39%
United States	5.05%	China	0.36%
United Kingdom	4.21%	Denmark	0.36%
Netherlands	2.93%	Chile	0.33%
Germany	2.68%	Austria	0.27%
Spain	2.15%	Brazil	0.23%
Canada	1.87%	Malaysia	0.15%
Singapore	1.71%	Commonwealth of
Hong Kong	1.56%	Independent States	0.13%
Italy	1.49%	Sweden	0.10%
South Africa	0.84%	Taiwan	0.07%
Belgium	0.65%	Other	0.48%
Mexico	0.59%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	21.16%	18.54%	14.76%
with sales load	15.11%	17.33%	14.33%
MSCI EAFE Index	18.09%	3.04%	5.81%
Consumer Price Index	4.35%	2.74%	2.62%

GROWTH OF A $10,000 INITIAL INVESTMENT

$40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000

0

10/95

10/96

10/97

10/98

10/99

10/00

10/01

10/02

10/03

10/04

10/05

$38,295

$17,588

$12,960

First Eagle Overseas Fund (A Shares)

MSCI EAFE Index

Consumer Price Index

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Wendel Investissement (French holding company)	2.40%
Sodexho Alliance SA (French food management services provider)	2.39%
Samsung Electronics Company, Limited Pfd. (South Korean electronics company)	2.23%
Nestlé SA (Swiss food manufacturer)	2.12%
Toyota Motor Corporation (Japanese automobile manufacturer)	2.01%
Pargesa Holding AG (Swiss diversified financials company)	2.00%
Corporacion Financiera Alba SA	1.54%
(European holding company with stakes in retail, telecom, construction and media)
Kuehne & Nagel International AG (Swiss transportation company)	1.46%
Shimano Inc. (Japanese manufacturer of bicycle parts)	1.39%
Vivendi Universal SA (French multimedia company)	1.31%

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks (70.68%)
	Australia and New Zealand (0.52%)
8,547,991	Spotless Group Limited (8)	$23,537,364	$31,869,291
3,804,345	News & Media NZ Limited exchangeable preference shares (10)	9,769,634	11,658,290
5,750,000	Tasman Farms (a)(c)(2)	1,054,354	1,629,310
5,500,000	Evergreen Forests Limited (a)(11)	1,633,003	1,231,384
		35,994,355	46,388,275
	Austria (0.27%)
369,284	Flughafen Wien AG (16)	11,588,340	23,902,682
	Belgium (0.65%)
1,945,309	Deceuninck (c)(1)	44,793,371	57,594,092
	Brazil (0.23%)
354,248	Petroleo Brasiliero SA ADR (3)	9,758,262	20,323,208
	Canada (1.70%)
1,467,390	EnCana Corporation (3)	18,510,417	67,294,505
1,575,000	Aber Diamond Corporation (9)	43,201,304	49,333,333
1,529,000	Yellow Pages Income Fund (a)(10)	17,036,741	17,474,286
1,500,000	IAMGOLD Corporation (12)	4,433,304	10,349,206
3,000,000	Catalyst Paper Corporation (11)	10,065,599	6,730,159
50,000	Metallica Resources Inc. (a)(12)	59,469	74,074
		93,306,834	151,255,563
	Chile (0.33%)
2,375,300	Quinenco SA ADR (8)	15,508,046	29,691,250
	China (0.36%)
422,300	PetroChina Company, Limited ADR (3)	9,826,007	32,403,079
	Commonwealth of Independent States (0.13%)
352,296	Firebird Fund, L.P. (a)(b)(e)(7)	353,178	8,045,198
4,919	Firebird Republic Fund, Limited Class ‘A’ (a)(b)(e)(7)	719,082	2,712,567
100,000	First NIS Regional Fund SICAV (b)(7)	1,000,000	750,000
9,000	Baltic Republic Fund (e)(7)	185,750	418,500
		2,258,010	11,926,265
	Denmark (0.36%)
380,050	Carlsberg A/S, ‘B’ (2)	13,042,854	20,784,604
225,000	Carlsberg A/S, ‘A’ (2)	9,948,430	11,455,807
		22,991,284	32,240,411
	Finland (0.02%)
61,950	Vaisala Oyj-A (15)	1,501,389	1,715,322
	France (15.30%)
2,225,000	Wendel Investissement (7)	53,580,795	213,626,400
5,448,804	Sodexho Alliance SA (1)	164,464,859	212,003,041
3,700,340	Vivendi Universal SA (10)	80,145,588	116,562,642

______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — (continued)
	France — (continued)
1,438,263	L’Oréal SA (2)	$107,286,274	$105,765,802
1,265,000	Essilor International SA (6)	55,902,323	104,169,278
1,875,000	Rémy Cointreau SA (2)	56,931,230	80,931,350
617,100	Neopost SA (8)	23,484,141	59,544,797
3,775,000	Elior SCA (1)	29,459,811	49,230,953
855,000	Financière Marc de Lacharrière SA (7)	31,103,539	46,425,512
860,000	Accor SA (1)	40,910,682	42,944,753
700,000	Société BIC SA (8)	27,529,842	39,771,207
611,584	Laurent-Perrier (c)(2)	21,524,770	32,218,653
1,147,500	PagesJaunes Groupe SA (10)	20,850,180	29,572,194
135,000	Société Fonciere, Financière et de Participations (7)	14,602,122	28,318,106
195,000	Robertet SA (c)(2)	14,252,005	26,879,726
51,500	Robertet SA C.I. (2)	2,151,628	5,123,629
38,750	Sucrière de Pithiviers-le-Vieil (c)(2)	15,309,438	26,753,868
106,280	Total SA (3)	27,859,045	26,675,994
839,840	Télévision Française 1 SA (10)	22,268,347	21,542,828
275,000	Gaumont SA (c)(10)	13,978,318	18,195,507
474,000	Cap Gemini SA (a)(15)	16,422,557	17,414,107
35,000	Taittinger SA (1)	6,919,093	14,045,781
23,500	Taittinger C.I. (1)	1,394,587	8,215,277
466,400	Safran SA (15)	6,761,753	9,280,236
235,349	Carbone Lorraine SA (8)	5,990,968	9,252,915
3,593,581	FINEL (b)(e)(i)(j)(11)	9,152,131	9,088,711
26,499	NSC Groupe (8)	4,385,060	2,572,805
20,000	Didot-Bottin SA (7)	1,934,129	1,594,205
100,000	Sabeton SA (7)	1,463,142	1,450,366
1,000	Société Vermandoise de Sucreries (2)	854,846	1,300,535
		878,873,203	1,360,471,178
	Germany (2.60%)
917,125	Fraport AG (16)	35,695,044	46,456,920
475,000	Hornbach Holding AG Pfd. (14)	26,548,192	42,758,842
1,405,000	Bertelsmann AG D.R.C. (10)	31,678,271	42,607,812
750,000	Pfeiffer Vacuum Technology AG (c)(8)	25,104,199	38,206,969
255,000	Axel Springer AG (10)	13,458,494	32,399,510
405,000	Vossloh AG (16)	8,157,152	19,855,038
329,166	Singulus Technologies AG (8)	3,717,878	4,632,074
188,300	Suedzucker AG (2)	2,678,707	3,965,651
		147,037,937	230,882,816
	Hong Kong (1.46%)
7,500,000	Guoco Group Limited (7)	55,246,509	74,593,653
20,749,500	Shaw Brothers (Hong Kong) Limited (c)(10)	20,005,022	24,625,310
7,000,000	Hopewell Holdings Limited (13)	7,763,618	17,066,563
10,000,000	SmarTone Telecommunications Holdings Limited (15)	11,260,665	10,190,918

______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — (continued)
	Hong Kong — (continued)
11,250,000	City e-Solutions Limited (1)	$336,425	$1,335,139
12,000,000	China-Hong Kong Photo Products Holdings Limited (1)	949,952	1,269,350
10,000,000	Lerado Group Holding Company Limited (1)	1,533,725	644,995
		97,095,916	129,725,928
	India (0.39%)
4,250,000	Hindustan Lever Limited (2)	11,835,191	15,219,658
1,150,000	Tata Motors Limited (1)	11,635,888	12,069,004
425,001	Nestlé India Limited (2)	5,290,300	7,959,693
		28,761,379	35,248,355
	Indonesia (0.04%)
4,500,000	PT Bat Indonesia Tbk (a)(c)(2)	4,735,462	3,445,295
	Ireland (0.16%)
5,300,000	Independent News & Media Plc (10)	10,358,966	14,420,958
	Italy (1.49%)
7,325,000	Gewiss S.p.A. (c)(8)	29,406,314	43,900,557
865,000	Italmobiliare S.p.A. RNC (9)	20,885,294	43,391,430
3,450,000	Italcementi S.p.A. RNC (9)	20,550,854	38,458,685
736,880	Caltagirone Editore S.p.A. (10)	3,921,063	6,297,652
		74,763,525	132,048,324
	Japan (16.92%)
3,919,100	Toyota Motor Corporation (1)	147,074,582	178,822,092
5,000,000	Shimano Inc. (1)	83,968,600	123,308,271
15,450,000	Aioi Insurance Company, Limited (4)	51,428,099	109,261,869
2,247,000	Ono Pharmaceutical Company, Limited (6)	90,875,008	99,823,759
10,000,000	NIPPONKOA Insurance Company, Limited (4)	43,234,195	83,780,881
1,392,000	Secom Company, Limited (8)	43,569,917	69,016,885
3,361,200	Toho Company, Limited (10)	37,397,039	63,830,307
515,000	Nintendo Company, Limited (15)	41,703,113	57,352,524
4,000,000	Mitsui Sumitomo Insurance Company, Limited (4)	19,745,891	50,870,032
1,347,400	Kose Corporation (2)	42,774,679	48,512,189
2,280,050	Nitto Kohki Company, Limited (c)(8)	38,552,548	48,294,937
2,924,991	T. Hasegawa Company, Limited (c)(2)	38,402,243	41,999,226
1,514,990	Mandom Corporation (c)(2)	30,105,086	36,320,705
200,000	Nippon Television Network Corporation (10)	28,448,858	32,343,716
3,250,000	Iino Kaiun Kaisha, Limited (16)	10,344,939	31,613,319
1,000,000	Fuji Photo Film Company, Limited (1)	29,054,325	31,535,983
1,359,000	Olympus Corporation (6)	29,387,816	30,070,247
1,000,000	Shimachu Company, Limited (14)	22,095,179	28,356,606
1,205,000	Makita Corporation (1)	8,317,128	27,853,491
1,850,000	Wacoal Holdings Corporation (2)	15,221,682	26,182,170
1,000,000	Chofu Seisakusho Company, Limited (1)	14,518,405	24,060,150
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — (continued)
	Japan — (continued)
1,100,000	Shoei Company, Limited (7)	$6,647,486	$22,448,980
700,000	Icom Inc. (15)	15,197,213	20,330,827
950,000	Katakura Industries Company, Limited (8)	9,031,827	17,836,735
331,200	Tachihi Enterprise Company, Limited (13)	12,752,352	16,848,155
750,000	Maruichi Steel Tube Limited (9)	9,182,452	16,401,719
300,000	Canon Inc. (15)	15,750,090	15,647,691
1,075,000	Nissin Healthcare Food Service Company Limited (2)	20,545,863	15,629,646
1,397,200	Seikagaku Corporation (6)	8,770,523	14,971,501
427,500	SK Kaken Company, Limited (8)	7,390,751	14,363,265
860,600	Maezawa Kasei Industries Company, Limited (8)	15,225,469	14,346,415
500,000	Aderans Company, Limited (2)	9,598,197	13,319,012
1,670,800	Takuma Company, Limited (8)	11,423,693	12,763,405
100,000	ASAHI Broadcasting Corporation (10)	6,141,481	12,030,075
475,000	Matsumoto Yushi-Seiyaku Company, Limited (9)	11,518,365	11,755,102
1,000,000	Sansei Yusoki Company, Limited (c)(8)	8,885,636	9,778,733
388,300	Miura Company, Limited (8)	6,329,639	8,992,211
730,000	Shingakukai Company, Limited (1)	6,128,280	6,185,004
565,300	Yomeishu Seizo Company, Limited (2)	3,640,899	5,663,930
109,900	Cosel Company, Limited (8)	3,084,641	3,494,135
325,000	Sonton Food Industry Company, Limited (2)	3,298,776	3,435,015
111,300	Nagaileben Company, Limited (6)	2,158,073	2,763,970
257,000	Okumura Corporation (8)	616,675	1,601,074
		1,059,537,713	1,503,815,959
	Mexico (0.59%)
12,000,000	Industrias Peñoles, SA de C.V. (12)	23,144,651	52,508,277
	Netherlands (2.79%)
2,707,439	Heineken Holding NV (2)	69,529,334	80,158,212
575,000	Hal Trust (7)	16,512,100	30,325,845
4,150,000	Koninklijke Ahold NV (a)(14)	33,669,165	28,950,993
1,000,000	Koninklijke Grolsch NV (c)(2)	23,826,083	26,070,638
825,000	Telegraaf Media Groep NV (10)	14,452,839	19,481,059
537,132	USG People NV (c)(8)	5,909,921	17,325,553
450,900	Randstad Holding NV (8)	3,180,957	17,262,653
480,897	Arcadis NV (8)	5,548,188	14,693,130
138,044	OPG Groep NV (6)	3,155,704	9,646,693
375,000	Wegener NV (10)	2,789,260	4,445,493
		178,573,551	248,360,269
	Singapore (1.54%)
15,104,850	Haw Par Corporation Limited (c)(8)	38,068,723	45,446,881
3,369,500	Fraser & Neave Limited (2)	20,643,694	33,395,829
16,750,000	Singapore Airport Terminal Services Limited (16)	20,204,311	21,245,686
17,549,625	ComfortDelgro Corporation Limited (16)	6,946,456	15,323,114
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — (continued)
	Singapore — (continued)
10,000,000	United Overseas Land Limited (7)	$12,162,423	$13,804,903
25,000,000	Del Monte Pacific Limited (2)	5,997,158	8,038,111
		104,022,765	137,254,524
	South Africa (0.84%)
2,425,000	Gold Fields Limited ADR (12)	30,060,575	32,010,000
2,526,430	Harmony Gold Mining Company, Limited ADR (12)	31,860,403	26,401,194
5,650,000	Mvelaphanda Resources Limited (a)(12)	19,564,905	15,980,410
		81,485,883	74,391,604
	South Korea (5.59%)
486,120	Samsung Electronics Company, Limited Pfd. (15)	95,478,383	197,893,678
1,530,115	KT&G Corporation (2)	34,921,661	62,582,290
3,000,000	Samsung Corporation (15)	25,131,764	49,137,931
50,000	Lotte Confectionery Company, Limited (2)	18,362,431	47,796,935
1,983,868	SK Telecom Company, Limited ADR (15)	40,023,282	40,093,972
2,000,000	Daeduck Electronics Company, Limited (15)	15,468,636	16,628,352
650,000	Fursys Inc. (c)(8)	2,637,972	13,541,667
22,950	Nam Yang Dairy Products Company Limited (2)	4,912,653	12,508,190
28,850	Nam Yang Dairy Products Company Limited Pfd. (2)	479,094	7,654,646
291,035	Hana Bank (a)(4)	7,596,778	10,453,843
591,500	Kangwon Land Inc. (1)	8,751,592	9,914,990
1,111,890	Dong Ah Tire & Rubber Company, Limited (a)(1)	4,731,509	6,762,932
666,050	Daeduck GDS Company, Limited (15)	4,160,379	6,009,761
225,000	Kukdong Electric Wire Company, Limited (c)(j)(15)	3,821,270	5,387,931
2,515,000	Nexans Korea Limited (c)(e)(i)(j)(8)	2,949,159	4,818,009
57,840	Daekyo Company, Limited (1)	3,931,324	4,321,379
28,920	Daekyo Company, Limited Pfd. (1)	1,159,606	1,177,299
		274,517,493	496,683,805
	Spain (2.15%)
3,087,252	Corporacion Financiera Alba SA (7)	69,492,234	136,438,711
1,279,660	Altadis SA (2)	38,154,141	54,298,802
		107,646,375	190,737,513
	Switzerland (8.27%)
633,740	Nestlé SA (2)	158,578,705	188,553,179
2,300,000	Pargesa Holding SA (7)	120,140,911	177,313,757
555,000	Kuehne & Nagel International AG (16)	36,902,113	129,757,293
17,750	Metall Zug PC AG (1)	29,821,718	58,366,714
159	Metall Zug AG (1)	1,931,462	4,151,629
2,437	Lindt & Spruengli AG (2)	16,334,619	40,237,454
147,100	Kaba Holding AG Reg ‘B’ (8)	29,216,899	35,730,717
64,840	Schindler Holding PC (8)	13,043,339	24,692,101
23,500	Sika AG (9)	4,526,595	16,714,834
35,000	Edipresse SA (10)	11,616,314	16,270,871
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — (continued)
	Switzerland — (continued)
435,000	Micronas Semiconductor Holding AG (a)(15)	$17,523,562	$14,711,773
78,857	Affichage Holding (10)	8,596,169	12,066,987
6,709	Zehnder Group AG — B (8)	6,935,495	8,363,833
7,000	Hilti AG (a)(e)(i)(j)(8)	4,485,845	4,881,261
10,000	PubliGroupe SA (10)	1,436,389	2,866,773
		461,090,135	734,679,176
	Taiwan (0.07%)
6,770,000	Phoenixtec Power Company Limited (8)	6,815,445	6,033,203
	Thailand (0.02%)
250,000	The Oriental Hotel Public Company Limited (1)	1,152,073	1,998,529
	United Kingdom (3.55%)
3,000,000	Anglo American Plc (12)	68,291,629	88,619,385
9,619,820	Millennium & Copthorne Hotel Plc (1)	44,012,403	62,448,788
4,250,000	Spirax-Sarco Engineering Plc (c)(8)	33,515,293	59,389,139
4,175,000	Associated British Ports Holdings Plc (16)	34,536,884	40,451,057
7,387,970	Enodis Plc (a)(8)	4,499,307	16,629,298
2,655,000	easyJet Plc (a)(16)	11,119,493	13,983,224
5,000,000	McBride Plc (2)	6,379,400	13,443,260
3,146,000	JZ Equity Partners, Plc (4)	5,873,374	9,668,844
300,000	Amdocs Limited (a)(15)	6,197,557	7,941,000
100,000	Antofagasta Holdings Plc (12)	274,913	2,561,295
775,000	Trans-Siberian Gold Limited (a)(12)	1,123,590	520,926
		215,823,843	315,656,216
	United States (2.07%)
1,500,000	Newmont Mining Corporation Holding Company (12)	42,258,067	63,900,000
903,565	Freeport-McMoRan Copper & Gold Inc., Class ‘B’ (12)	12,391,908	44,654,182
425,000	Freeport-McMoRan Copper & Gold Inc., Preferred Series ‘C’ (d)(12)	7,554,601	19,677,500
2,113,035	News Corporation, Class ‘A’ (10)	31,737,573	30,110,749
400,000	Liberty Global Inc. (a)(10)	6,921,203	9,908,000
400,000	Liberty Global Inc. Series ‘C’ (a)(10)	6,346,043	9,488,000
34,500	Third Avenue Global Value Fund, L.P. (a)(b)(e)(7)	3,450,000	5,615,294
14,083	Security Capital European Realty (a)(e)(13)	281,660	226,877
		110,941,055	183,580,602
	Miscellaneous (0.27%)
1,395,130	Banco Latinoamericano de Exportaciones SA ADR (c)(4)	19,124,454	23,731,161
	Total Common and Preferred Stocks	4,133,027,722	6,283,113,839

Ounces
	Commodities (1.66%)
237,675	Gold bullion (a)	99,230,082	110,566,271
4,853,334	Silver bullion (a)	33,092,114	36,569,872
	Total Commodities	132,322,196	147,136,143
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Notes, Bonds and Convertible Bonds (5.28%)
	Commodity-Linked Notes (1.22%)
$1,450,000	UBS Gold-Linked Note 0% due 11/03/2005 (a)(b)(d)(e)(g)(12)	$1,450,000	$1,631,417
1,850,000	UBS Gold-Linked Note 0% due 12/08/2005 (a)(b)(d)(e)(g)(12)	1,850,000	1,918,983
1,150,000	UBS Gold-Linked Note 0% due 12/09/2005 (a)(b)(d)(e)(g)(12)	1,150,000	1,188,683
1,150,000	UBS Gold-Linked Note 0% due 12/15/2005 (a)(b)(d)(e)(g)(12)	1,150,000	1,173,557
1,200,000	UBS Gold-Linked Note 0% due 12/23/2005 (a)(b)(d)(e)(h)(12)	1,200,000	1,309,188
1,150,000	UBS Gold-Linked Note 0% due 12/30/2005 (a)(b)(d)(e)(h)(12)	1,150,000	1,254,505
2,300,000	UBS Gold-Linked Note 0% due 1/03/2006 (a)(b)(d)(e)(h)(12)	2,300,000	2,453,316
2,350,000	UBS Gold-Linked Note 0% due 2/10/2006 (a)(b)(d)(e)(h)(12)	2,350,000	2,702,594
1,200,000	UBS Gold-Linked Note 0% due 2/17/2006 (a)(b)(d)(e)(g)(12)	1,200,000	1,359,468
2,900,000	UBS Gold-Linked Note 0% due 2/24/2006 (a)(b)(d)(e)(h)(12)	2,900,000	3,557,749
1,150,000	UBS Gold-Linked Note 0% due 3/02/2006 (a)(b)(d)(e)(g)(12)	1,150,000	1,298,961
1,250,000	UBS Gold-Linked Note 0% due 3/03/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,396,303
1,500,000	UBS Gold-Linked Note 0% due 3/24/2006 (a)(b)(d)(e)(g)(12)	1,500,000	1,627,379
1,100,000	UBS Gold-Linked Note 0% due 5/26/2006 (a)(b)(d)(e)(g)(12)	1,100,000	1,241,273
1,300,000	UBS Gold-Linked Note 0% due 6/02/2006 (a)(b)(d)(e)(g)(12)	1,300,000	1,498,939
6,000,000	UBS Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)(12)	6,000,000	6,686,544
5,250,000	UBS Gold-Linked Note 0% due 7/25/2006 (a)(b)(d)(e)(g)(12)	5,250,000	5,941,267
1,250,000	UBS Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,419,216
1,350,000	UBS Gold-Linked Note 0% due 8/18/2006 (a)(b)(d)(e)(g)(12)	1,350,000	1,458,672
1,250,000	UBS Gold-Linked Note 0% due 8/24/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,392,220
1,250,000	UBS Gold-Linked Note 0% due 8/25/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,328,447
1,600,000	UBS Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(g)(12)	1,600,000	1,774,744
1,300,000	UBS Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(g)(12)	1,300,000	1,253,291
1,250,000	UBS Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,214,707
1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(g)(12)	1,200,000	1,194,889
1,400,000	UBS Silver-Linked Note 0% due 4/12/2006 (a)(b)(d)(e)(h)(12)	1,400,000	1,592,872
1,200,000	UBS Silver-Linked Note 0% due 5/26/2006 (a)(b)(c)(d)(e)(g)(12)	1,200,000	1,324,414
1,350,000	UBS Silver-Linked Note 0% due 7/12/2006 (a)(b)(c)(d)(e)(g)(12)	1,350,000	1,423,505
1,250,000	UBS Silver-Linked Note 0% due 7/18/2006 (a)(b)(c)(d)(e)(g)(12)	1,250,000	1,374,592
1,800,000	HSBC Gold-Linked Note 0% due 11/14/2005 (a)(b)(d)(e)(g)(12)	1,800,000	1,983,780
2,700,000	HSBC Gold-Linked Note 0% due 11/22/2005 (a)(b)(d)(e)(g)(12)	2,700,000	2,902,500
1,170,000	HSBC Gold-Linked Note 0% due 11/25/2005 (a)(b)(d)(e)(g)(12)	1,170,000	1,239,849
1,173,000	HSBC Gold-Linked Note 0% due 11/25/2005 (a)(b)(d)(e)(g)(12)	1,173,000	1,237,046
1,790,000	HSBC Gold-Linked Note 0% due 11/29/2005 (a)(b)(d)(e)(g)(12)	1,790,000	1,861,421
605,000	HSBC Gold-Linked Note 0% due 11/30/2005 (a)(b)(d)(e)(g)(12)	605,000	628,474
1,221,000	HSBC Gold-Linked Note 0% due 12/13/2005 (a)(b)(d)(e)(h)(12)	1,221,000	1,245,176
987,000	HSBC Gold-Linked Note 0% due 1/19/2006 (a)(b)(d)(e)(h)(12)	987,000	1,132,484
2,100,000	HSBC Gold-Linked Note 0% due 1/30/2006 (a)(b)(d)(e)(h)(12)	2,100,000	2,446,710
2,342,000	HSBC Gold-Linked Note 0% due 2/10/2006 (a)(b)(d)(e)(g)(12)	2,342,000	2,711,333
1,260,000	HSBC Gold-Linked Note 0% due 3/06/2006 (a)(b)(d)(e)(g)(12)	1,260,000	1,373,652
1,160,000	HSBC Gold-Linked Note 0% due 3/06/2006 (a)(b)(d)(e)(h)(12)	1,160,000	1,295,836
1,175,000	HSBC Gold-Linked Note 0% due 3/10/2006 (a)(b)(d)(e)(h)(12)	1,175,000	1,330,805
655,000	HSBC Gold-Linked Note 0% due 3/14/2006 (a)(b)(d)(e)(g)(12)	655,000	717,356
1,350,000	HSBC Gold-Linked Note 0% due 3/15/2006 (a)(b)(d)(e)(g)(12)	1,350,000	1,457,595
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

	Principal Amount		Cost (Note 1)	Value (Note 1)
		Notes, Bonds and Convertible Bonds — (continued)
		Commodity-Linked Notes — (continued)
	$2,100,000	HSBC Gold-Linked Note 0% due 4/11/2006 (a)(b)(d)(e)(g)(12)	$2,100,000	$2,371,740
	2,850,000	HSBC Gold-Linked Note 0% due 4/12/2006 (a)(b)(d)(e)(g)(12)	2,850,000	3,211,665
	4,530,000	HSBC Gold-Linked Note 0% due 6/28/2006 (a)(b)(d)(e)(g)(12)	4,530,000	4,948,119
	1,140,000	HSBC Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)(12)	1,140,000	1,237,926
	5,230,000	HSBC Gold-Linked Note 0% due 7/17/2006 (a)(b)(d)(e)(g)(12)	5,230,000	5,924,021
	2,550,000	HSBC Gold-Linked Note 0% due 7/24/2006 (a)(b)(d)(e)(g)(12)	2,550,000	2,948,310
	1,310,000	HSBC Gold-Linked Note 0% due 8/09/2006 (a)(b)(d)(e)(g)(12)	1,310,000	1,453,052
	1,363,000	HSBC Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)(12)	1,363,000	1,474,493
	1,332,000	HSBC Gold-Linked Note 0% due 8/16/2006 (a)(b)(d)(e)(g)(12)	1,332,000	1,465,999
	600,000	HSBC Gold-Linked Note 0% due 9/7/2006 (a)(b)(d)(e)(g)(12)	600,000	661,320
	637,000	HSBC Gold-Linked Note 0% due 9/14/2006 (a)(b)(d)(e)(g)(12)	637,000	676,176
	310,000	HSBC Gold-Linked Note 0% due 9/20/2006 (a)(b)(d)(e)(g)(12)	310,000	328,724
	1,308,000	HSBC Gold-Linked Note 0% due 10/09/2006 (a)(b)(d)(e)(g)(12)	1,308,000	1,269,283
	692,000	HSBC Gold-Linked Note 0% due 10/13/2006 (a)(b)(d)(e)(g)(12)	692,000	675,392
	979,00	HSBC Gold-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(g)(12)	979,000	957,462
			98,319,000	108,159,394
		U.S. Dollar Notes and Bonds (0.10%)
	1,000,000	YPF Sociedad Anonima SA 9 1/8% due 2/24/2009 (3)	823,435	1,100,000
	5,000,000	Fimep SA 10½% due 2/15/2013 (8)	5,000,000	5,687,500
	2,000,000	Legrand SA 8½% due 2/15/2025 (8)	2,068,750	2,390,000
			7,892,185	9,177,500
		U.S. Dollar Convertible Bonds (0.00%)
	2,000,000	Medya International Limited 10% due 6/28/2049 (e)(f)(j)(10)	1,987,057	20,000
		Non U.S. Dollar Notes and Bonds (3.71%)
EUR	17,541,659	Vivendi Universal SA 6.70% due 6/21/2006 (10)	17,122,432	21,532,981
EUR	3,500,000	ALSTOM 5% due 7/26/2006 (8)	3,825,655	4,247,716
SGD	24,900,000	Singapore Government 2 5/8% due 10/01/2007 (5)	15,374,320	14,749,208
CAD	16,500,000	Shaw Communications Inc. 7.40% due 10/17/2007 (10)	10,331,556	14,666,108
HKD	67,500,000	Hong Kong Government 3.57% due 12/17/2007 (5)	9,034,127	8,590,237
EUR	9,766,000	Koninklijke Ahold NV 5 7/8% due 5/09/2008 (14)	8,944,648	12,417,456
GBP	11,000,000	EMI Group Plc 8¼% due 5/20/2008 (10)	16,978,687	21,074,256
EUR	7,500,000	EMI Group Plc 8 5/8% due 10/15/2013 (10)	8,732,420	10,400,386
EUR	2,500,000	EMI Group Plc 8 5/8% due 10/15/2013 (b)(10)	2,946,959	3,466,795
SEK	55,000,000	Sweden Government I/L 4.526% due 12/01/2008 (5)	9,184,671	8,659,368
EUR	3,000,000	Independent News & Media Plc 8% due 12/15/2008 (10)	3,626,220	3,928,575
EUR	5,500,000	Independent News & Media Plc 5¾% due 5/17/2009 (a)(10)	5,832,651	6,790,352
MYR	50,260,000	Malaysian Government 4.305% due 2/27/2009 (5)	13,407,840	13,693,354
EUR	48,510,345	Republic of France O.A.T./i 3% due 7/25/2009 (k)(5)	58,526,315	62,930,382
EUR	5,500,000	ProSiebenSat.1 Media AG 11¼% due 7/31/2009 (10)	5,543,915	7,383,684
EUR	1,250,000	Remy Cointreau SA 6½% due 7/01/2010 (b)(2)	1,426,408	1,599,449
EUR	22,300,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	27,241,568	24,056,906
EUR	7,500,000	The Manitowoc Company, Inc. 10 3/8% due 5/15/2011 (8)	8,237,735	9,888,863
GBP	1,000,000	Marks & Spencer Group Plc 6 3/8% due 11/07/2011 (1)	1,661,733	1,829,844
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount			Cost (Note 1)	Value (Note 1)
		Notes, Bonds and Convertible Bonds — (continued)
		Non U.S. Dollar Notes and Bonds — (continued)
GBP	8,425,000	Enodis Plc 10 3/8% due 4/15/2012 (8)	$13,135,825	$16,775,530
GBP	7,000,000	Fimep SA 11% due 2/15/2013 (8)	7,577,850	9,848,407
EUR	28,800,000	Ray Acquisition SCA 9 3/8% due 3/16/2015 (b)(8)	34,459,967	35,556,753
EUR	8,000,000	FINEL 9½% due 6/30/2017 (b)(e)(i)(j)(11)	9,649,600	7,191,900
EUR	14,000,000	FINEL 9½% due 10/15/2017 (b)(e)(i)(j)(11)	12,045,000	8,989,875
			304,848,102	330,268,385
		Non U.S. Dollar Convertible Bonds (0.25%)
EUR	60,000	Havas SA 1% due 1/01/2006 (10)	1,025,035	1,832,899
EUR	243,500	Havas SA 4% due 1/01/2009 (10)	1,986,854	3,214,612
EUR	3,750,000	Aegis Plc 2% due 5/15/2006 (10)	3,901,073	4,863,522
EUR	71,339	Club Mediterranee SA 3% due 11/01/2008 (1)	3,934,743	5,629,156
NZD	1,775,277	Evergreen Forest Limited 0% due 3/19/2009 (a)(11)	943,678	1,863,109
EUR	3,000,000	Frégate SAS 2% due 3/31/2013 (a)(b)(e)(i)(j)(7)	3,620,400	4,351,539
			15,411,783	21,754,837
		Total Notes, Bonds and Convertible Bonds	428,458,127	469,380,116
		Short-Term Investments (20.76%)
	$25,000,000	Procter & Gamble Company 3.74% due 11/01/2005	25,000,000	25,000,000
	17,891,000	Procter & Gamble Company 3.72% due 11/01/2005	17,891,000	17,891,000
	15,084,000	Procter & Gamble Company 3.83% due 11/16/2005	15,059,928	15,059,928
	25,000,000	Procter & Gamble Company 3.87% due 11/22/2005	24,943,563	24,943,563
	25,000,000	The Coca-Cola Company 3.72% due 11/01/2005	25,000,000	25,000,000
	25,000,000	The Coca-Cola Company 3.61% due 11/10/2005	24,977,438	24,977,438
	21,157,000	Bayer Corporation 4.05% due 11/01/2005	21,157,000	21,157,000
	17,500,000	Knight-Ridder Inc. 3.85% due 11/01/2005	17,500,000	17,500,000
	20,506,000	Knight-Ridder Inc. 3.84% due 11/04/2005	20,499,438	20,499,438
	8,810,000	Knight-Ridder Inc. 4.05% due 11/09/2005	8,802,071	8,802,071
	12,382,000	HJ Heinz Company 3.83% 11/01/2005	12,382,000	12,382,000
	5,000,000	HJ Heinz Company 4.07% due 11/21/2005	4,988,694	4,988,694
	17,500,000	HJ Heinz Company 4.01% due 11/30/2005	17,442,201	17,442,201
	23,000,000	HJ Heinz Company 4.01% due 12/02/2005	22,918,797	22,918,797
	10,000,000	HJ Heinz Company 4.07% due 12/02/2005	9,964,953	9,964,953
	25,000,000	BMW US Capital LLC 3.63% due 11/02/2005	24,997,479	24,997,479
	20,000,000	Hitachi Limited 3.78% 11/02/2005	19,997,900	19,997,900
	25,000,000	Hitachi Limited 4.01% 11/10/2005	24,974,938	24,974,938
	30,000,000	Diageo Capital Plc 3.89% due 11/03/2005	29,993,517	29,993,517
	25,103,000	Diageo Capital Plc 4.00% due 11/08/2005	25,083,475	25,083,475
	30,000,000	Diageo Capital Plc 3.92% due 11/09/2005	29,973,867	29,973,867
	15,000,000	Diageo Capital Plc 4.00% due 11/09/2005	14,986,667	14,986,667
	25,000,000	Diageo Capital Plc 4.00% due 11/14/2005	24,963,889	24,963,889
	6,095,000	Diageo Capital Plc 3.91% due 11/14/2005	6,086,394	6,086,394
	30,000,000	Diageo Capital Plc 3.98% due 11/23/2005	29,927,033	29,927,033
	25,000,000	Diageo Capital Plc 3.90% due 11/28/2005	24,926,875	24,926,875
	15,000,000	Diageo Capital Plc 4.00% due 12/12/2005	14,931,667	14,931,667
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short-Term Investments — (continued)
$30,000,000	Diageo Capital Plc 4.01% due 12/23/2005	$29,822,333	$29,822,333
19,750,000	Nestlé Capital Corporation 3.76% 11/03/2005	19,745,874	19,745,874
25,000,000	Nestlé Capital Corporation 3.61% due 11/04/2005	24,992,479	24,992,479
25,000,000	Nestlé Capital Corporation 3.87% due 11/16/2005	24,959,688	24,959,688
25,000,000	Nestlé Capital Corporation 3.70% 11/21/2005	24,948,611	24,948,611
15,581,000	Monsanto Company 4.03% 11/04/2005	15,575,767	15,575,767
30,000,000	American Express Credit Corporation 3.8% due 11/07/2005	29,981,000	29,981,000
29,563,000	American Express Credit Corporation 3.76% due 11/15/2005	29,519,772	29,519,772
25,000,000	American Express Credit Corporation 3.89% due 11/16/2005	24,959,479	24,959,479
24,585,000	American Express Credit Corporation 3.83% due 11/21/2005	24,532,689	24,532,689
30,000,000	American Express Credit Corporation 3.89% due 11/30/2005	29,905,992	29,905,992
30,000,000	Target Corporation 3.83% due 11/07/2005	29,980,850	29,980,850
27,407,000	Praxair Inc. 3.88% due 11/07/2005	27,389,277	27,389,277
29,500,000	Praxair Inc. 3.93% 11/09/2005	29,474,237	29,474,237
25,000,000	RaboBank USA Finance Corporation 3.83% 11/07/2005	24,984,042	24,984,042
16,230,000	RaboBank USA Finance Corporation 3.86% 11/10/2005	16,214,338	16,214,338
17,703,000	RaboBank USA Finance Corporation 3.99% 12/23/2005	17,600,972	17,600,972
18,984,000	Air Products & Chemicals Inc. 4.01% due 11/07/2005	18,971,312	18,971,312
30,000,000	Sara Lee Corporation 3.89% due 11/08/2005	29,977,308	29,977,308
30,000,000	Sara Lee Corporation 3.78% due 11/10/2005	29,971,650	29,971,650
20,000,000	Sara Lee Corporation 3.95% due 11/15/2005	19,969,278	19,969,278
25,747,000	Sara Lee Corporation 3.90% due 11/18/2005	25,699,583	25,699,583
17,000,000	Sara Lee Corporation 4.035% due 11/30/2005	16,944,811	16,944,811
17,500,000	Sara Lee Corporation 4.07% 12/13/2005	17,416,904	17,416,904
7,666,000	Sara Lee Corporation 4.12% due 12/14/2005	7,628,275	7,628,275
12,575,000	Sara Lee Corporation 4.12% due 12/16/2005	12,510,239	12,510,239
19,500,000	DuPont Ei Nemour 4.00% due 11/09/2005	19,482,667	19,482,667
13,500,000	DuPont Ei Nemour 3.73% due 11/10/2005	13,487,411	13,487,411
21,000,000	DuPont Ei Nemour 3.85% due 12/05/2005	20,923,642	20,923,642
25,000,000	DuPont Ei Nemour 4.02% due 12/14/2005	24,879,958	24,879,958
25,000,000	DuPont Ei Nemour 4.00% due 12/15/2005	24,877,778	24,877,778
30,000,000	Shell Finance UK Plc 3.81% due 11/10/2005	29,971,425	29,971,425
25,000,000	Shell Finance UK Plc 3.82% due 11/18/2005	24,954,903	24,954,903
30,000,000	Shell Finance UK Plc 3.82% due 11/29/2005	29,910,867	29,910,867
25,000,000	Shell Finance UK Plc 3.86% due 12/02/2005	24,916,903	24,916,903
20,000,000	Shell Finance UK Plc 4.00% due 12/02/2005	19,931,111	19,931,111
23,741,000	Shell Finance UK Plc 3.93% due 12/13/2005	23,632,148	23,632,148
7,618,000	Wal-Mart Stores, Inc. 3.65% due 11/10/2005	7,611,049	7,611,049
30,000,000	Wal-Mart Stores, Inc. 3.87% due 11/28/2005	29,912,925	29,912,925
25,000,000	Wal-Mart Stores, Inc. 3.90% due 11/28/2005	24,926,875	24,926,875
2,393,000	Honeywell International Inc. 3.91% due 11/10/2005	2,390,660	2,390,660
27,500,000	Honeywell International Inc. 3.88% due 11/14/2005	27,461,469	27,461,469
30,000,000	Siemens AG 3.86% due 11/14/2005	29,958,183	29,958,183
26,570,000	Siemens AG 3.83% due 11/15/2005	26,530,425	26,530,425
19,928,000	Siemens AG 3.87% due 11/16/2005	19,895,865	19,895,865
15,581,000	Siemens AG 3.87% due 11/17/2005	15,554,200	15,554,200
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)		Value (Note 1)
	Short-Term Investments — (continued)
$18,625,000	Siemens AG 3.80% due 11/28/2005	$18,571,919		$18,571,919
30,000,000	Siemens AG 3.81% due 12/13/2005	29,958,725		29,958,725
19,922,000	Federated Department Stores Inc. 4.10% due 11/18/2005	19,883,429		19,883,429
22,271,000	General Electric Capital Corporation 3.82% due 11/28/2005	22,207,194		22,207,194
25,000,000	Wells Fargo & Company 3.86% due 11/30/2005	24,922,264		24,922,264
25,108,000	Wells Fargo & Company 3.94% due 12/13/2005	24,992,587		24,992,587
15,000,000	L’Oréal SA 3.97% due 11/30/2005	14,952,029		14,952,029
20,000,000	L’Oréal SA 3.98% due 12/02/2005	19,931,456		19,931,456
22,500,000	L’Oréal SA 4.00% due 12/05/2005	22,415,000		22,415,000
20,000,000	Merck & Company, Inc. 4.00% due 12/02/2005	19,931,111		19,931,111
32,215,000	Gannett Company Inc. 3.89% due 12/06/2005	32,093,165		32,093,165
11,151,000	Henkel Corporation 4.04% due 12/13/2005	11,098,442		11,098,442
	Total Short-Term Investments	1,845,215,329		1,845,215,329
	Total Investments (98.38%)	$6,539,023,374	*	8,744,845,427	**
	Other assets in excess of liabilities (1.62%)			143,796,247
	Net Assets (100.00%)			$8,888,641,674
______________
*	At October 31, 2005 the cost of investments for federal income tax purposes was $6,761,442,446.
**	Gross unrealized appreciation and depreciation of investments at October 31, 2005 were $2,034,496,866 and $51,093,885, respectively (net appreciation was $1,983,402,981).
______________

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Foreign Currencies	Sector/Industry Classifications
CAD — Canadian dollar	(1)	Consumer Discretionary	(10)	Media
EUR — euro	(2)	Consumer Staples	(11)	Paper and Forest Products
GBP — pound sterling	(3)	Energy	(12)	Precious Metals
HKD — Hong Kong dollar	(4)	Financials	(13)	Real Estate
MYR — Malaysian ringgit	(5)	Government Issues	(14)	Retail
NZD — New Zealand dollar	(6)	Health Care	(15)	Technology and Telecommunications
SEK — Swedish krona	(7)	Holding Companies	(16)	Transportation
SGD — Singapore dollar	(8)	Industrials
	(9)	Materials
______________
(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2005.

	Purchases		Sales		Realized Gain/Loss	Dividend Income
Affiliate	Shares	Cost	Shares	Cost
Deceuninck	410,309	$12,593,640	—	—	—	$433,223
FINEL SA	2,193,581	6,744,710	—	—	—	—
Fursys Inc.	—	—	—	—	—	156,337
Gewiss S.p.A.	511,000	2,838,096	—	—	—	536,993
Haw Par Corporation, Limited	800,000	2,475,923	—	—	—	1,555,545
Koninklijke Grolsch NV	—	—	—	—	—	579,299
Kukdong Electric Wire Company, Limited	—	—	—	—	—	108,233
Laurent-Perrier	106,584	5,173,941	—	—	—	383,277
Maezawa Kasei Industries Company, Limited	420,300	7,786,191	—	—	—	235,636
Mandom Corporation	247,300	6,447,785	—	—	—	773,802
Nexans Korea Limited	—	—	2,000,000	$2,490,690	$1,488,116	96,456
Nitto Kohki Company Limited	255,000	4,834,601	—	—	—	776,378
Pfeiffer Vacuum Technology AG	50,000	2,000,957	—	—	—	651,845
PT Bat Indonesia Tbk	350,000	350,383	—	—	—	—
Robertet SA	5,671	739,476	—	—	—	300,563
Sansei Yusoki Company Limited	—	—	—	—	—	171,674
Shaw Brothers (Hong Kong) Limited	218,000	241,086	—	—	—	720,607
Société Sucrière de Pithiviers-le-Vieil	—	—	—	—	—	716,877
Spirax-Sarco Engineering Plc	—	—	—	—	—	1,733,813
T. Hasegawa Company Limited	343,400	5,085,885	—	—	—	605,197
Tasman Farms	—	—	—	—	—	—
(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	In default as to principal and interest.
(g)	Leveraged 1½ to 1
(h)	Leveraged 2 to 1
(i)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2005 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
FINEL	7/14/1999	$2,407,421	$2.53
FINEL 9½% due 6/30/2017	6/22/2005	9,649,600	0.75
FINEL 9½% due 10/15/2017	10/11/2005	12,045,000	0.75
Frégate SAS 2% due 3/31/2013	4/30/2004	3,620,400	120.98
Hilti AG	11/30/2001	4,485,845	697.32
Nexans Korea Limited	9/19/2003	5,439,879	1.92
(j)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees.
(k)	Inflation protected security.
______________

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE U.S. VALUE FUND	Data as of October 31, 2005 (unaudited)

THE INVESTMENT STYLE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value approach in achieving its investment objective.

ASSET ALLOCATION

Gold Linked Notes
1.40%

Gold Commodity
1.15%

U.S. Dollar Cash
and Equivalents
47.87%

U.S. Stocks
45.23%

Foreign
Stocks
1.27%

U.S. Dollar Bonds
3.08%

SECTOR/INDUSTRY
Industrials	7.23%
Media	6.67%
Retail	6.58%
Paper & Forest Products	4.22%
Technology	4.17%
Precious Metals	4.06%
Consumer Discretionary	3.74%
Energy	3.62%
Holding Companies	3.30%
Utilities	2.17%
Health Care	2.10%
Consumer Staples	1.86%
Financials	1.52%
Materials	0.78%
Real Estate	0.11%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	THREE-YEAR	SINCE INCEPTION
First Eagle U.S. Value Fund (A Shares)			(9-04-01)
without sales load	11.35%	17.45%	13.83%
with sales load	5.79%	15.46%	12.43%
Standard & Poor’s 500 Index	8.72%	12.85%	3.26%
Russell 2000 Index	12.08%	21.54%	9.41%
Consumer Price Index	4.35%	3.19%	2.80%

GROWTH OF A $10,000 INITIAL INVESTMENT

$20,000

15,000

10,000

5,000

0

9/01

10/01

10/02

10/03

10/04

10/05

$16,294

$14,543

First Eagle U.S. Value Fund (A Shares)

$11,435

$11,191

Standard & Poor’s 500 Index

Russell 2000 Index

Consumer Price Index

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load gives effect to the deduction of the maximum sales load of 5.00%. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Costco Wholesale Corporation (multiline retail)	2.92%
Berkshire Hathaway Inc. Class ‘A’ (holding company)	2.73%
Liberty Media Corporation (media company)	2.34%
Burlington Resources, Inc. (oil and gas production)	2.28%
Rayonier Inc. (forest products)	1.98%
Microsoft Corporation (software developer)	1.89%
Johnson & Johnson (health care products manufacturer)	1.55%
CalEnergy Capital Trust Pfd. (electrical and natural gas services provider)	1.29%
Tyco International Limited (industrial conglomerate)	1.24%
Seneca Foods Corporation (canned foods manufacturer)	1.24%

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. (45.23%)
	Consumer Discretionary (2.98%)
65,000	Papa John’s International Inc. (a)	$1,725,887	$3,375,450
85,570	McDonald’s Corporation	1,697,414	2,704,012
70,000	Hampshire Group, Limited (a)	1,171,963	1,636,040
60,000	Weyco Group, Inc.	859,063	1,176,000
8,000	Allen Organ Company, Class ‘B’	307,040	480,000
600	St. John Knits International Inc. (a)	18,600	24,300
		5,779,967	9,395,802
	Consumer Staples (1.78%)
218,915	Seneca Foods Corporation 0% due 12/31/2049 (a)(f)	3,294,671	3,892,309
12,000	Altria Group, Inc.	480,416	900,600
20,000	Anheuser-Busch Companies Inc.	881,480	825,200
		4,656,567	5,618,109
	Energy (3.62%)
99,235	Burlington Resources, Inc.	2,466,162	7,166,752
36,000	ConocoPhillips	1,029,193	2,353,680
50,000	CNX Gas Corporation (b)	800,000	1,037,500
12,241	SEACOR Holdings Inc. (a)	631,754	876,823
		4,927,109	11,434,755
	Financials (0.37%)
60,000	Interpool Inc.	1,083,543	1,170,000

	Health Care (1.90%)
78,100	Johnson & Johnson	4,797,606	4,890,622
20,000	Dentsply International Inc	580,150	1,102,800
		5,377,756	5,993,422
	Holding Companies (3.30%)
100	Berkshire Hathaway Inc., Class ‘A’ (a)	7,862,908	8,590,000
10,000	Loews Corporation	624,759	929,800
557	Case Pomeroy & Company, Inc., Class ‘A’	538,848	891,200
		9,026,515	10,411,000
	Industrials (6.61%)
148,220	Tyco International Limited	2,940,221	3,911,526
73,475	Banta Corporation	2,921,328	3,698,732
119,900	Waste Management Inc.	3,161,436	3,538,249
80,000	UniFirst Corporation	1,394,750	2,804,800
48,980	Manpower Inc.	2,059,795	2,217,814
118,673	Blount International, Inc. (a)	1,653,572	1,882,154
40,000	SPX Corporation	1,874,752	1,720,800
22,480	Franklin Electric Company, Inc.	406,203	975,857
5,000	Hardinge, Inc.	54,150	83,500
		16,466,207	20,833,432
______________

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. — (continued)
	Materials (0.45%)
18,015	Vulcan Materials Company	$836,292	$1,170,975
426	Central Steel and Wire Company	167,885	254,535
		1,004,177	1,425,510
	Media (6.67%)
924,020	Liberty Media Corporation (a)	7,179,224	7,364,439
92,925	Clear Channel Communications, Inc.	3,052,201	2,826,779
70,000	Valassis Communications, Inc. (a)	2,022,113	2,187,500
63,330	Comcast Corporation-Special Class ‘A’ (a)	1,794,927	1,735,875
50,000	Dow Jones & Company Inc.	1,831,509	1,695,500
74,275	News Corporation Class ‘A’	1,114,156	1,058,419
90,000	Interpublic Group of Companies, Inc. (a)	1,344,164	929,700
36,000	Liberty Global Inc. (a)	625,061	891,720
36,000	Liberty Global Inc. Series ‘C’ (a)	573,118	853,920
60,275	The DIRECTV Group, Inc. (a)	808,954	857,111
45,000	Discovery Holding Company (a)	580,653	634,050
		20,926,080	21,035,013
	Paper and Forest Products (4.04%)
162,660	Rayonier Inc.	3,800,973	6,218,492
77,835	Plum Creek Timber Company, Inc.	2,277,954	3,027,782
65,000	Deltic Timber Corporation	1,919,200	2,990,000
26,950	Longview Fibre Company	277,027	506,660
		8,275,154	12,742,934
	Precious Metals (1.50%)
76,080	Newmont Mining Corporation Holding Company	1,895,030	3,241,008
30,000	Freeport-McMoRan Copper & Gold Inc., Class ‘B’	346,097	1,482,600
		2,241,127	4,723,608
	Real Estate (0.03%)
1,595	Prologis Trust 8.54% Pfd. Series ‘C’	82,039	92,061
	Retail (6.12%)
190,220	Costco Wholesale Corporation	7,212,927	9,199,039
60,000	Wal-Mart Stores, Inc.	2,729,694	2,838,600
70,000	Tiffany & Company	1,967,759	2,758,000
41,000	The Sherwin-Williams Company	1,182,280	1,744,550
40,000	Barnes & Noble, Inc.	947,019	1,446,400
55,000	Dillard’s Inc., Class ‘A’	798,967	1,139,050
3,115	Federated Department Stores Inc.	115,998	191,168
		14,954,644	19,316,807
	Technology and Telecommunications (3.69%)
230,815	Microsoft Corporation	5,985,160	5,931,946
150,000	American Power Conversion Corporation	2,325,204	3,208,500
60,090	Lexmark International Inc. Class ‘A’ (a)	3,498,009	2,494,937
		11,808,373	11,635,383
______________

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. — (continued)
	Utilities (2.17%)
88,100	CalEnergy Capital Trust 6½% Conv. Pfd.	$3,778,988	$4,052,600
60,000	IDACORP Inc.	1,541,211	1,732,200
40,000	Hawaiian Electric Industries, Inc.	845,477	1,054,000
		6,165,676	6,838,800
	Total Common and Preferred Stocks — U.S.	112,774,934	142,666,636
	Common Stocks — Non U.S. (1.27%)
	Netherlands (0.46%)
206,126	Koninklijke Ahold NV (a)(10)	1,609,744	1,437,964
	United Kingdom (0.81%)
750,000	JZ Equity Partners, Plc (3)	1,499,247	2,305,033
10,000	Amdocs Limited (a)(11)	184,186	264,700
		1,683,433	2,569,733
	Total Common Stocks — Non U.S.	3,293,177	4,007,697

Ounces
	Commodity (1.15%)
7,768	Gold bullion (a)	3,348,897	3,613,614

Principal Amount
	Notes and Bonds and Convertible Bond (4.48%)
	Gold-Linked Notes (1.40%)
$710,000	HSBC Gold-Linked Note 0% due 4/12/2006 (a)(b)(c)(d)(e)(8)	710,000	800,099
1,300,000	HSBC Gold-Linked Note 0% due 6/28/2006 (a)(b)(c)(d)(e)(8)	1,300,000	1,419,990
644,000	HSBC Gold-Linked Note 0% due 8/09/2006 (a)(b)(c)(d)(e)(8)	644,000	714,325
1,300,000	UBS Gold-Linked Note 0% due 6/02/2006 (a)(b)(c)(d)(e)(8)	1,300,000	1,498,939
		3,954,000	4,433,353
	U.S. Dollar Bonds and Notes (3.00%)
1,200,000	Level 3 Communications, Inc. 9 1/8% due 5/01/2008 (11)	749,435	1,014,000
525,000	Longview Fibre Company 10% due 1/15/2009 (7)	556,375	553,875
250,000	Crescent Real Estate Equities Company 9¼% due 4/15/2009 (9)	250,000	265,000
1,075,000	GATX Corporation 8 7/8% due 6/01/2009 (3)	1,029,178	1,188,980
500,000	American Standard Companies Inc. 8¼% due 6/01/2009 (5)	530,000	547,892
1,000,000	Columbus McKinnon Corporation 10% due 8/01/2010 (5)	1,022,500	1,105,000
1,000,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	1,062,000	1,122,500
850,000	Steinway Musical Instruments Inc. 8¾% due 4/15/2011 (1)	859,750	894,625
179,000	Domino’s Inc. 8¼% due 7/01/2011 (1)	178,003	186,160
300,000	Blount International Inc. 8 7/8% due 8/01/2012 (5)	300,000	317,250
______________

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)		Value (Note 1)
	Notes and Bonds and Convertible Bond — (continued)
$125,000	R.H. Donnelley Finance Corporation 10 7/8% due 12/15/2012 (b)(3)	$125,000		$140,625
1,000,000	Texas Industries, Inc. 7¼% due 7/15/2013 (b)(6)	1,000,000		1,045,000
250,000	Jostens, Inc. 10¼% due 12/01/2013 (a)(1)	166,918		181,875
250,000	Elizabeth Arden Inc. 7¾% due 1/15/2014 (2)	250,000		249,688
600,000	Bausch & Lomb Inc. 7 1/8% due 8/01/2028 (4)	507,179		635,642
		8,586,338		9,448,112
	U.S. Dollar Convertible Bond (0.08%)
250,000	SCI Systems Inc. 3% due 3/15/2007 (11)	209,181		241,250
	Total Notes, Bonds and Convertible Bond	12,749,519		14,122,715
	Short-Term Investments (47.18%)
15,380,000	Bayer Corporation 4.05% due 11/01/2005	15,380,000		15,380,000
5,000,000	Procter & Gamble Company 3.73% due 11/01/2005	5,000,000		5,000,000
13,802,000	Hitachi Limited 3.80% due 11/03/2005	13,799,086		13,799,086
8,838,000	Monsanto Corporation 4.03% due 11/04/2005	8,835,032		8,835,032
11,457,000	Air Products & Chemicals Inc. 4.01% due 11/07/2005	11,449,343		11,449,343
10,000,000	Gannett Company Inc. 3.80% due 11/07/2005	9,993,667		9,993,667
8,000,000	Knight-Ridder Inc. 4.04% due 11/07/2005	7,994,613		7,994,613
4,761,000	Diageo Capital Plc 4.00% due 11/08/2005	4,757,297		4,757,297
3,958,000	Diageo Capital Plc 3.97% due 11/09/2005	3,954,508		3,954,508
2,206,000	Diageo Capital Plc 3.99% 11/10/2005	2,203,800		2,203,799
11,000,000	DuPont Ei Nemour 4.00% due 11/09/2005	10,990,222		10,990,222
12,095,000	DuPont Ei Nemour 3.96% due 11/17/2005	12,073,713		12,073,713
5,000,000	L’Or’eal SA 3.84% due 11/14/2005	4,993,067		4,993,067
4,523,000	Pearson Plc 3.96% due 11/14/2005	4,516,532		4,516,532
7,289,000	Honeywell International Inc. 3.91% due 11/15/2005	7,277,917		7,277,917
9,655,000	Siemens AG 3.87% due 11/17/2005	9,638,393		9,638,393
6,000,000	Sara Lee Corporation 3.97% due 11/18/2005	5,988,751		5,988,751
10,000,000	Merck & Company Inc. 4.00% due 12/02/2005	9,965,555		9,965,555
	Total Short-Term Investments	148,811,496		148,811,495
	Total Investments (99.31%)	$280,978,023	*	313,222,157	**
	Other assets in excess of liabilities (0.69%)			2,168,256
	Net assets (100.00%)			$315,390,413
______________
*	At October 31, 2005 cost of investments for federal income tax purposes was $281,428,879.
**	Gross unrealized appreciation and depreciation of investments at October 31, 2005 were $34,125,074 and $2,331,796, respectively (net appreciation was $31,793,278).

______________

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Sector/Industry Classifications
(1) Consumer Discretionary
(2) Consumer Staples
(3) Financials
(4) Health Care
(5) Industrials
(6) Materials
(7) Paper and Forest Products
(8) Precious Metals
(9) Real Estate
(10) Retail
(11) Technology and Telecommunications
(a)	Non-income producing security.
(b)

All or a portion of this seecurity is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(d)	Security for which there is less than three market makers.
(e)	Leveraged 1½ to 1
(f)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees

______________

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Gold Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Charles de Vaulx Simon Fenwick

For the fiscal year ended October 31, 2005, the performance of the First Eagle Gold Fund’s Class ‘A’ shares increased by 3.75%, while the Financial Times Gold Mine Index increased by 1.18%.

Over the same period, the price of gold increased from $421 per ounce to $465 per ounce, a gain of 10%. The gold price remained range-bound for much of the first nine months, before rising sharply in August and September on concerns over rising energy prices and headline inflation. May 2005 also saw the first meaningful increase in gold prices in many years for some other benchmark currencies, such as the euro, the yen, pound sterling and the Swiss franc.

The Fund’s performance was satisfactory in absolute terms and compared to the index. However, it did lag a number of its peers. This can be explained by our aversion to straying far from our precious metals mandate (gold and silver, in form of bullion, shares and structured notes) into industrial metals (copper, platinum, uranium etc). Industrial metals can do well in the times of inflation, but unlike gold, have historically been poor hedges against deflation.

The performance of most gold shares lagged the metal during the period, for the same reasons as outlined in our 2005 interim report i.e. higher energy and labor costs, past ‘high grading’, strengthening key mining currencies and ongoing share dilution.

On this basis the greatest contributors to our annual return were our positions in gold bullion (16.35% position in the fund at year end) and gold-linked notes (11.01%). Amongst the shares, Lihir Gold Limited, Freeport-McMoRan Copper & Gold Inc. and Royal Gold, Inc. were the best performers. We were also helped by announced corporate activity in the following gold stocks: Placer Dome Inc., Guinor Gold Corporation and Riddarhyttan Resources AB.

Hurting the Fund was the performance of Newmont Mining Corporation, Gold Fields Limited and Industrias Peñoles SA de C.V., none of which have been immune to rising mining costs. Also hurting the Fund were some of our holdings in junior companies, such as Apex Silver Mines Limited, Trans-Siberian Gold Limited and Golden Star Resources Limited.

Charles de Vaulx Chief Investment Officer and Portfolio Manager November 2005	Simon Fenwick Associate Portfolio Manager

FUND OVERVIEW

FIRST EAGLE GOLD FUND	Data as of October 31, 2005 (unaudited)

THE INVESTMENT STYLE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

ASSET ALLOCATION

Foreign Stocks
48.22%

U.S. Dollar Cash
and Equivalents
3.97%

U.S. Stocks
16.64%

Commodities
19.62%

U.S. Dollar
Bonds 0.07%

Commodity-
Linked Notes
11.48%

COUNTRIES
United States	47.74%
Canada	21.88%
South Africa	15.15%
Australia	4.68%
Mexico	3.73%
Latin America	1.25%
United Kingdom	0.86%
Hong Kong	0.28%
Other	0.46%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	3.75%	33.98%	7.44%
with sales load	(1.44%)	32.62%	7.03%
Financial Times Gold Mines Index	1.18%	24.83%	0.41%
MSCI World Index	13.27%	0.13%	7.12%
Consumer Price Index	4.35%	2.74%	2.62%

GROWTH OF A $10,000 INITIAL INVESTMENT

$25,000

20,000

15,000

10,000

5,000

0

$19,895
$19,820

$12,960

10/95

10/96

10/97

10/98

10/00

10/99

10/01

10/02

10/03

10/04

10/05

First Eagle Gold Fund (A Shares)

Financial Times Gold Mines Index

MSCI World Index

Consumer Price Index

$10,418

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00%, thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. It is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Financial Times Gold Mines Index is an unmanaged index composed of 32 gold mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Gold Bullion (United States)	16.35%
Newmont Mining Corporation Holding Company (United States)	10.77%
HSBC Gold-Linked Notes (United States)	7.80%
Placer Dome Inc. (Canada)	7.21%
Gold Fields Limited ADR (South Africa)	4.42%
Harmony Gold Mining Company, Limited (South Africa)	4.09%
Freeport-McMoRan Copper & Gold, Inc. (CS&Pfd.) (United States)	3.88%
Industrias Peñoles, SA de C.V. (Mexico)	3.73%
AngloGold Ashanti Limited ADR (South Africa)	3.31%
Silver Bullion (United States)	3.27%

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks (64.86%)
	Australia (4.68%)
1,421,600	Newcrest Mining Limited	$15,453,388	$19,331,102
12,750,920	Lihir Gold Limited (a)	12,001,841	16,671,987
		27,455,229	36,003,089
	Canada (21.81%)
2,778,084	Placer Dome Inc.	38,284,302	55,422,776
3,528,250	IAMGOLD Corporation	16,259,158	24,343,058
2,837,540	Kinross Gold Corporation (a)	17,428,429	19,806,029
1,215,000	Pan American Silver Corporation (a)(b)	12,003,945	19,326,857
435,000	Aber Diamond Corporation	12,356,590	13,625,397
1,000,000	Dundee Precious Metals, Inc., Class ‘A’ (a)	3,742,602	7,915,344
4,483,790	Miramar Mining Corporation (a)	4,157,946	5,693,702
3,788,800	Guinor Gold Corporation (a)	3,035,157	4,458,355
2,922,000	Metallica Resources Inc. (a)	3,969,176	4,328,889
3,323,900	Aurizon Mines Limited (a)	3,695,081	3,855,021
800,000	Richmont Mines, Inc. (a)	2,590,574	2,668,360
1,500,000	Cumberland Resources Limited (a)	2,867,130	2,095,238
750,000	Golden Star Resources Limited (a)(b)	970,106	1,867,500
950,000	Wesdome Gold Mines Inc. (a)(b)	872,829	1,206,349
843,000	Crystallex International Corporation (a)	2,785,816	1,134,705
		125,018,841	167,747,580
	Hong Kong (0.28%)
6,909,980	Zijin Mining Group Company, Limited	1,502,095	2,183,882
	Latin America (1.25%)
625,000	Apex Silver Mines Limited (a)	9,570,425	9,575,000
	Mexico (3.73%)
6,558,400	Industrias Peñoles, SA de C.V.	12,943,627	28,697,524
	South Africa (15.15%)
2,575,000	Gold Fields Limited ADR	30,897,818	33,990,000
3,012,000	Harmony Gold Mining Company, Limited	33,600,641	31,475,400
650,000	AngloGold Ashanti Limited ADR	23,724,841	25,415,000
120,000	Impala Platinum Holdings Limited	7,527,055	13,130,582
3,850,000	Mvelaphanda Resources Limited (a)	12,648,482	10,889,306
1,425,000	Randgold and Exploration Company, Limited ADR (a)	3,834,880	1,581,750
		112,233,717	116,482,038
	United Kingdom (0.86%)
200,000	Anglo American Plc	4,494,981	5,907,959
1,000,000	Trans-Siberian Gold Limited (a)	2,303,773	672,163
		6,798,754	6,580,122
	United States (16.64%)
4,254,585	Newmont Mining Corporation Holding Company	67,751,376	82,790,866
393,850	Freeport-McMoRan Copper & Gold Inc., Class ‘B’	7,843,143	19,464,067
207,500	Freeport-McMoRan Copper & Gold Inc., Preferred Series ‘C’ (d)	5,577,268	9,607,250
215,500	Freeport-McMoRan Copper & Gold Inc., Preferred Series ‘D’ (d)	1,760,012	790,885
600,000	Royal Gold, Inc.	8,163,406	13,812,000
2,088,600	Canyon Resources Corporation (a)(c)	3,306,905	1,482,906
		94,402,110	127,947,974
______________

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — (continued)
	Miscellaneous (0.46%)
260,000	Randgold Resources Limited ADR (a)	$2,992,859	$3,541,200
	Total Common and Preferred Stocks	392,917,657	498,758,409

Ounces
	Commodities (19.62%)
270,255	Gold bullion (a)	107,447,340	125,722,571
3,337,158	Silver bullion (a)	21,925,330	25,145,487
	Total Commodities	129,372,670	150,868,058

Principal Amount
	Notes and Convertible Bond (11.55%)
	Commodity-Linked Notes (11.48%)
$850,000	UBS Gold-Linked Note 0% due 11/03/2005 (a)(b)(d)(e)(f)	850,000	956,348
600,000	UBS Gold-Linked Note 0% due 12/08/2005 (a)(b)(d)(e)(f)	600,000	622,373
2,150,000	UBS Gold-Linked Note 0% due 12/09/2005 (a)(b)(d)(e)(f)	2,150,000	2,222,320
1,000,000	UBS Gold-Linked Note 0% due 12/13/2005 (a)(b)(d)(e)(f)	1,000,000	1,024,511
1,150,000	UBS Gold-Linked Note 0% due 12/15/2005 (a)(b)(d)(e)(f)	1,150,000	1,173,557
1,200,000	UBS Gold-Linked Note 0% due 12/23/2005 (a)(b)(d)(e)(g)	1,200,000	1,309,188
1,150,000	UBS Gold-Linked Note 0% due 12/30/2005 (a)(b)(d)(e)(g)	1,150,000	1,254,505
900,000	UBS Gold-Linked Note 0% due 3/24/2006 (a)(b)(d)(e)(g)	900,000	976,427
3,600,000	UBS Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)	3,600,000	4,011,926
1,950,000	UBS Gold-Linked Note 0% due 7/25/2006 (a)(b)(d)(e)(g)	1,950,000	2,206,757
600,000	UBS Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)	600,000	681,224
500,000	UBS Gold-Linked Note 0% due 8/18/2006 (a)(b)(d)(e)(g)	500,000	540,249
2,650,000	UBS Gold-Linked Note 0% due 8/24/2006 (a)(b)(d)(e)(g)	2,650,000	2,951,506
950,000	UBS Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(g)	950,000	1,053,754
1,300,000	UBS Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(g)	1,300,000	1,253,291
1,250,000	UBS Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(g)	1,250,000	1,214,708
1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(g)	1,200,000	1,194,888
1,200,000	UBS Silver-Linked Note 0% due 10/04/2006 (a)(b)(d)(e)(f)	1,200,000	1,238,157
500,000	HSBC Gold-Linked Note 0% due 11/08/2005 (a)(b)(d)(e)(f)	500,000	553,200
600,000	HSBC Gold-Linked Note 0% due 11/14/2005 (a)(b)(d)(e)(f)	600,000	661,260
2,000,000	HSBC Gold-Linked Note 0% due 11/22/2005 (a)(b)(d)(e)(f)	2,000,000	2,143,600
1,595,000	HSBC Gold-Linked Note 0% due 11/29/2005 (a)(b)(d)(e)(f)	1,595,000	1,658,641
1,000,000	HSBC Gold-Linked Note 0% due 11/30/2005 (a)(b)(d)(e)(f)	1,000,000	1,037,300
605,000	HSBC Gold-Linked Note 0% due 11/30/2005 (a)(b)(d)(e)(f)	605,000	628,474
1,000,000	HSBC Gold-Linked Note 0% due 12/07/2005 (a)(b)(d)(e)(f)	1,000,000	1,019,900
1,000,000	HSBC Gold-Linked Note 0% due 12/09/2005 (a)(b)(d)(e)(f)	1,000,000	1,030,400
1,837,000	HSBC Gold-Linked Note 0% due 12/13/2005 (a)(b)(d)(e)(g)	1,837,000	1,873,373
3,346,000	HSBC Gold-Linked Note 0% due 12/19/2005 (a)(b)(d)(e)(g)	3,346,000	3,705,360
1,000,000	HSBC Gold-Linked Note 0% due 12/28/2005 (a)(b)(d)(e)(f)	1,000,000	1,063,500
1,000,000	HSBC Gold-Linked Note 0% due 12/29/2005 (a)(b)(d)(e)(f)	1,000,000	1,061,100
______________

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)	Value (Note 1)
	Notes and Convertible Bond — (continued)
	Commodity-Linked Notes — (continued)
$1,000,000	HSBC Gold-Linked Note 0% due 12/30/2005 (a)(b)(d)(e)(f)	1,000,000	1,061,900
1,000,000	HSBC Gold-Linked Note 0% due 1/05/2006 (a)(b)(d)(e)(f)	1,000,000	1,052,000
1,000,000	HSBC Gold-Linked Note 0% due 1/06/2006 (a)(b)(d)(e)(f)	1,000,000	1,086,200
500,000	HSBC Gold-Linked Note 0% due 2/06/2006 (a)(b)(d)(e)(f)	500,000	571,950
1,200,000	HSBC Gold-Linked Note 0% due 2/09/2006 (a)(b)(d)(e)(f)	1,200,000	1,405,560
565,000	HSBC Gold-Linked Note 0% due 3/14/2006 (a)(b)(d)(e)(f)	565,000	618,788
3,570,000	HSBC Gold-Linked Note 0% due 6/28/2006 (a)(b)(d)(e)(f)	3,570,000	3,899,511
570,000	HSBC Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(f)	570,000	618,963
1,830,000	HSBC Gold-Linked Note 0% due 8/02/2006 (a)(b)(d)(e)(f)	1,830,000	2,082,723
1,250,000	HSBC Gold-Linked Note 0% due 8/07/2006 (a)(b)(d)(e)(f)	1,250,000	1,395,875
2,621,000	HSBC Gold-Linked Note 0% due 8/09/2006 (a)(b)(d)(e)(f)	2,621,000	2,907,213
1,363,000	HSBC Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(f)	1,363,000	1,474,493
666,000	HSBC Gold-Linked Note 0% due 8/16/2006 (a)(b)(d)(e)(f)	666,000	733,000
1,340,000	HSBC Gold-Linked Note 0% due 8/21/2006 (a)(b)(d)(e)(f)	1,340,000	1,408,876
1,970,000	HSBC Gold-Linked Note 0% due 8/22/2006 (a)(b)(d)(e)(f)	1,970,000	2,096,474
1,290,000	HSBC Gold-Linked Note 0% due 8/23/2006 (a)(b)(d)(e)(f)	1,290,000	1,374,753
1,300,000	HSBC Gold-Linked Note 0% due 8/25/2006 (a)(b)(d)(e)(f)	1,300,000	1,401,400
1,300,000	HSBC Gold-Linked Note 0% due 8/30/2006 (a)(b)(d)(e)(f)	1,300,000	1,403,220
1,294,000	HSBC Gold-Linked Note 0% due 8/31/2006 (a)(b)(d)(e)(f)	1,294,000	1,393,897
600,000	HSBC Gold-Linked Note 0% due 9/07/2006 (a)(b)(d)(e)(f)	600,000	661,320
1,098,000	HSBC Gold-Linked Note 0% due 9/08/2006 (a)(b)(d)(e)(f)	1,098,000	1,184,962
1,100,000	HSBC Gold-Linked Note 0% due 9/12/2006 (a)(b)(d)(e)(f)	1,100,000	1,172,160
1,138,000	HSBC Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(f)	1,138,000	1,211,401
637,000	HSBC Gold-Linked Note 0% due 9/14/2006 (a)(b)(d)(e)(f)	637,000	676,176
1,177,000	HSBC Gold-Linked Note 0% due 9/15/2006 (a)(b)(d)(e)(f)	1,177,000	1,235,615
1,153,000	HSBC Gold-Linked Note 0% due 9/19/2006 (a)(b)(d)(e)(f)	1,153,000	1,211,457
930,000	HSBC Gold-Linked Note 0% due 9/20/2006 (a)(b)(d)(e)(f)	930,000	986,172
1,172,000	HSBC Gold-Linked Note 0% due 10/03/2006 (a)(b)(d)(e)(f)	1,172,000	1,179,501
1,179,000	HSBC Gold-Linked Note 0% due 10/04/2006 (a)(b)(d)(e)(f)	1,179,000	1,177,821
1,962,000	HSBC Gold-Linked Note 0% due 10/09/2006 (a)(b)(d)(e)(f)	1,962,000	1,903,925
692,000	HSBC Gold-Linked Note 0% due 10/13/2006 (a)(b)(d)(e)(f)	692,000	675,392
566,000	HSBC Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(f)	566,000	561,981
1,133,000	HSBC Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(f)	1,133,000	1,102,522
653,000	HSBC Gold-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(f)	653,000	638,634
1,130,000	HSBC Silver-Linked Note 0% due 10/05/2006 (a)(b)(d)(e)(f)	1,130,000	1,223,225
1,136,000	HSBC Silver-Linked Note 0% due 10/06/2006 (a)(b)(d)(e)(f)	1,136,000	1,199,957
		82,768,000	88,310,814
	U.S. Dollar Convertible Bond (0.07%)
500,000	Agnico-Eagle Mines Limited 4½% due 2/15/2012	566,875	522,500
	Total Notes and Convertible Bond	83,334,875	88,833,314
______________

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Principal Amount		Cost (Note 1)		Value (Note 1)
	Short-Term Investments (5.16%)
$14,307,000	Bayer Corporation 4.05% due 11/01/2005	$14,307,000		$14,307,000
10,000,000	Knight-Ridder Inc. 4.04% due 11/07/2005	9,993,266		9,993,266
5,459,000	Diageo Capital Plc 3.99% due 11/10/2005	5,453,555		5,453,555
5,000,000	Sara Lee Corporation 3.97% due 11/18/2005	4,990,625		4,990,625
4,907,000	Praxair Inc. 4.05% due 11/18/2005	4,897,614		4,897,614
	Total Short-Term Investments	39,642,060		39,642,060
	Total Investments (101.19%)	$645,267,262	*	778,101,841	**
	Liabilities in excess of other assets (–1.19%)			(9,126,336)
	Net assets (100.00%)			$768,975,505
______________
*	At October 31, 2005 cost of investments for federal income tax purposes was $658,347,004.
**	Gross unrealized appreciation and depreciation of investments at October 31, 2005 were $133,177,015 and $13,422,178, respectively (net appreciation was $119,754,837).
______________
(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2005.

	Purchases
Affiliate	Shares	Cost
Canyon Resources Corporation	1,463,600	$1,205,029

(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	Leveraged 1 1/2 to 1
(g)	Leveraged 2 to 1
______________

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Fund of America

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Harold Levy

For the six and twelve month period ended October 31, 2005, First Eagle Fund of America (Class Y) appreciated 4.88% and 9.23% vs. 5.27% and 8.72% for the S&P 500. While this level of growth is not notable in isolation, in the context of an environment of rapidly rising short-term interest rates, which has been anathema to equity values, we can’t be too disappointed.

Contributing to the portfolio’s return over the past six months were holdings such as computer memory device manufacturer Storage Technology, Latin American wireless phone provider NII Holdings and dairy foods company Dean Foods. Detracting from the Fund’s performance were the conglomerate Tyco International, Limited, Valeant Pharmaceuticals International and generic drug maker Andrx Group.

Six months ago we would have thought that by now the Fed’s ultimate short-term target would have been clear. While this can change at any moment, as of this writing it is not. Until this is resolved the prospects for significant overall equity market performance is constrained. However, we do think this is an ’06 event. Since we have never believed that equity prices reflected the low interest rates which prevailed the last several years, we have not been pessimistic, just realistic that better equity prices are waiting for some sign the Fed is done.

In terms of things we can control, our selection of investments, we continue to be enthusiastic. We are clearly in an environment conducive to increased corporate activity, merger & acquisition, divestiture, significant share repurchase, etc. In the universe of companies we are interested in, the pace seems very strong. We have many investments, which we think will perform well as currently structured, but recognize that the potential for more significant appreciation will probably be realized in the event of corporate action.

We appreciate your confidence and hope to report more exciting performance in the future.

Sincerely,

Harold Levy

Portfolio Manager

December 2005

First Eagle Fund of America Class Y will only accept additional investments from existing shareholders. However, Classes A and C remain open to all investors.

FUND OVERVIEW

FIRST EAGLE FUND OF AMERICA	Data as of October 31, 2005 (unaudited)

THE INVESTMENT STYLE

The First Eagle Fund of America is a non-diversified U.S. equity fund with a unique event-driven bias. The Fund focuses on identifying companies poised to benefit from change that the market has not yet recognized. It seeks capital appreciation with above-average long term returns.

ASSET ALLOCATION

U.S. Dollar Cash
and Equivalents
0.21%

U.S. Stocks
and Options
96.63%

Foreign
Stock
3.16%

SECTOR/INDUSTRY*
Industrials	20.31%
Consumer Discretionary	14.79%
Health Care Services	14.25%
Biotechnology	8.62%
Materials	7.96%
Telecommunication Services	7.95%
Energy	7.12%
Pharmaceuticals	4.87%
Information Technology	4.65%
Consumer Staples	3.72%
Utilities	2.97%
Financials	0.88%

* percentages exclude option positions

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS

First Eagle Fund of America (Y Shares)	9.23%	8.19%	13.33%
Standard & Poor’s 500 Index	8.72%	(1.74%)	9.34%

GROWTH OF A $10,000 INITIAL INVESTMENT

$40,000

35,000

0

5,000

10,000

15,000

20,000

25,000

30,000

10/95

10/96

10/98

10/97

10/99

10/00

10/01

10/02

10/03

10/04

10/05

$34,961

$24,386

First Eagle Fund of America (Y Shares)

Standard & Poor's 500 Index

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund’s average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total market.

TOP 10 HOLDINGS
General Dynamics Corporation (aerospace and defense manufacturer)	4.40%
Tyco International Limited (industrial conglomerate)	4.11%
L-3 Communications Holdings Inc. (secure communication systems)	3.70%
Manor Care Inc. (skilled nursing care)	3.47%
Dean Foods Company (dairy foods distributor)	3.34%
Ball Corporation (packaging and aerospace manufacturer)	3.26%
Shire Pharmaceuticals Group Plc ADR (prescription medicines manufacturer)	3.16%
Valeant Pharmaceuticals International (pharmaceuticals manufacturer)	2.99%
Constellation Energy Group Inc. (electricity supplier)	2.97%
Packaging Corporation of America (packaging materials manufacturer)	2.89%

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. (98.09%)
	Biotechnology (8.62%)
436,200	Biogen Idec Inc. (a)(c)	$16,584,624	$17,722,806
1,070,200	Celera Genomics Group-Applera Corporation (a)	13,003,148	12,713,976
504,200	Applera Corporation — Applied Biosystems Group	10,382,963	12,236,934
312,600	Medimmune Inc. (a)(c)	7,507,924	10,934,748
482,900	InterMune Inc. (a)	8,382,330	6,567,440
95,700	Cephalon Inc. (a)	4,514,991	4,362,963
		60,375,980	64,538,867
	Consumer Discretionary (14.79%)
456,600	Autoliv, Inc.	19,673,090	19,615,536
576,700	GTECH Holdings Corporation (c)	12,506,510	18,362,128
845,500	UAP Holding Corporation	13,651,936	16,149,050
257,200	The Stanley Works (c)	11,545,520	12,327,596
549,200	Hasbro Inc.	8,935,284	10,346,928
164,000	Lennar Corporation, Class ‘A’ (c)	8,397,385	9,115,120
106,000	The Black & Decker Corporation (c)	8,866,342	8,705,780
98,500	Fortune Brands Inc. (c)	8,393,884	7,483,045
117,500	YUM! Brands Inc. (c)	2,741,165	5,977,225
118,500	RadioShack Corporation	3,060,218	2,618,850
		97,771,334	110,701,258
	Consumer Staples (3.72%)
691,650	Dean Foods Company (a)	15,082,436	25,003,148
110,650	Treehouse Foods Inc. (a)	2,105,254	2,859,196
		17,187,690	27,862,344
	Energy (7.12%)
294,800	Devon Energy Corporation (c)	12,208,834	17,800,024
230,000	EOG Resources Inc. (c)	16,676,822	15,602,956
146,500	Kerr-McGee Corporation (c)	13,086,675	12,458,360
266,100	Pride International Inc. (a)(c)	7,624,537	7,469,427
		49,596,868	53,330,767
	Financials (0.88%)
689,200	Knight Capital Group Inc., Class ‘A’ (a)	7,232,692	6,595,644
	Health Care Services (14.16%)
696,300	Manor Care Inc. (c)	15,257,676	25,937,175
616,500	Boston Scientific Corporation (a)(c)	20,151,581	15,486,480
884,300	Andrx Corporation (a)	17,841,864	13,671,278
298,700	Community Health Systems Inc. (a)(c)	5,998,397	11,084,757
150,900	C.R. Bard, Inc. (c)	4,980,662	9,413,142
224,600	Edwards Lifesciences Corporation (a)(c)	8,441,604	9,293,948
242,100	Baxter International Inc. (c)	7,656,404	9,255,483
5,882,353	Regen Biologics Inc. (a)(b)	5,000,000	5,000,000
1,011,900	HealthSouth Corporation (a)	5,479,594	4,128,552
112,700	Viasys Healthcare Inc. (a)	2,098,312	2,692,403
		92,906,094	105,963,218
______________

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. — (continued)
	Industrials (19.77%)
283,100	General Dynamics Corporation (c)	$26,851,889	$32,924,530
1,166,800	Tyco International Limited	18,691,999	30,791,852
356,200	L-3 Communications Holdings Inc. (c)	14,409,923	27,719,484
431,600	American Standard Companies Inc. (c)	11,808,795	16,418,064
322,300	Teekay Shipping Corporation	15,096,745	12,711,512
253,300	Flowserve Corporation (a)	8,839,734	8,865,500
264,500	Pentair, Inc. (c)	8,912,115	8,593,605
147,400	Precision Castparts Corporation (c)	5,588,350	6,980,864
99,400	Teekay LNG Partners LP	2,287,929	2,973,054
		112,487,479	147,978,465
	Information Technology (4.65%)
593,400	Agilent Technologies Inc. (a)(c)	18,519,640	18,994,734
281,900	DST Systems Inc. (a)(c)	13,145,341	15,820,228
		31,664,981	34,814,962
	Materials (7.96%)
619,100	Ball Corporation (c)	15,662,770	24,373,967
1,065,300	Packaging Corporation of America	17,231,925	21,614,937
215,600	Monsanto Company (c)	11,486,270	13,584,956
		44,380,965	59,573,860
	Pharmaceuticals (4.87%)
1,303,100	Valeant Pharmaceuticals International	24,138,745	22,361,196
1,113,800	Millennium Pharmaceuticals Inc. (a)(c)	11,045,794	10,157,856
182,500	Theravance Inc. (a)	4,161,439	3,954,775
		39,345,978	36,473,827
	Telecommunication Services (6.24%)
155,700	NII Holdings Inc., Class ‘B’ (a)(c)	5,587,534	12,929,328
189,400	Alltel Corporation (c)	10,734,234	11,716,284
254,100	Leap Wireless International Inc. (a)	7,887,809	8,387,841
459,000	Rural Cellular Corporation Class ‘A’ (a)	5,576,541	7,344,000
866,282	Dobson Communications Corporation (a)(c)	2,999,024	6,315,196
		32,785,142	46,692,649
	Utilities (2.97%)
405,300	Constellation Energy Group Inc. (c)	18,319,534	22,210,440
	Preferred Stocks — U.S. (2.34%)
5,567	Rural Cellular Corporation 12¼% due 5/15/2011 Conv. Pfd. (4)	5,130,317	5,469,578
3,724	Rural Cellular Corporation 11 3/8% due 5/15/2010 Conv. Pfd. (4)	4,187,396	4,262,118
2,191	Dobson Communications Corporation 13% 5/01/2009 Conv. Pfd. (a)(4)	1,937,676	3,072,878
1,200	Tidewater Holdings Inc. Ser. A Conv. (a)(b)(d)(2)	1,200,000	2,338,200
1,000	Tidewater Holdings Inc. Ser. B Conv. (a)(b)(d)(2)	1,000,000	1,672,200
26,057	Assistive Technology Inc. Ser. F (a)(b)(d)(1)	342,000	342,000
______________

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks — U.S. — (continued)
	Preferred Stocks — U.S. — (continued)
67,777	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(1)	$883,921	$220,980
51,966	Assistive Technology Inc. Ser. E-2 (a)(b)(d)(1)	500,000	125,000
		15,181,310	17,502,954
	Common Stocks — Non U.S. (3.16%)
	United Kingdom (3.16%)
659,000	Shire Pharmaceuticals Group Plc ADR (3)	15,820,945	23,618,560
	Total Common and Preferred Stocks	635,056,992	757,857,815
	Warrants — U.S. (0.00%)
9,873	Assistive Technology Inc. (a)(b)(d)(1)	382	382
37,234	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(1)	—	—
1,470,588	Regen Biologics Inc. (a)(b)(d)(1)	—	—
	Total Warrants — U.S.	382	382
	Short-Term Investment (0.15%)
1,150,000	United States Treasury Bill 3.85% due 1/26/2006	1,139,861	1,139,724

Contracts
	Call Option Purchased (0.02%)
461	Agilent Technologies Inc. @ $30 exp. Feb 2006	118,938	156,740
	Total Investment Portfolio Excluding Options Written	636,316,173	759,154,661
	Written Put Option (0.00%)
461	Agilent Technologies Inc. @ $27.5 exp. Feb 2006		(29,965)
	Covered Call Options Written ( – 1.48%)
455	Agilent Technologies Inc. @ $35 exp. Nov 2005		(4,550)
769	Agilent Technologies Inc. @ $32.5 exp. Dec 2005		(99,970)
625	Agilent Technologies Inc. @ $32.5 exp. Jan 2006		(103,125)
364	Agilent Technologies Inc. @ $35 exp. Jan 2006		(25,480)
461	Agilent Technologies Inc. @ $32.5 exp. Feb 2006		(101,420)
95	Alltel Corporation @ $65 exp. Nov 2005		(1,425)
525	American Standard Companies Inc. @ $36.625 exp. Jan 2006		(149,625)
190	American Standard Companies Inc. @ $45 exp. Jan 2006		(4,275)
189	American Standard Companies Inc. @ $50 exp. Jan 2006		(3,780)
198	Ball Corporation @ $40 exp. Nov 2005		(8,910)
151	C.R. Bard, Inc. @ $65 exp. Dec 2005		(12,835)
717	C.R. Bard, Inc. @ $70 exp. Jan 2006		(23,303)
2,022	Baxter International Inc. @ $40 exp. Nov 2005		(80,880)
399	Baxter International Inc. @ $37.5 exp. Jan 2006		(69,825)
860	Biogen Idec Inc. @ $40 exp. Nov 2005		(129,000)
436	Biogen Idec Inc. @ $40 exp. Jan 2006		(119,900)
108	The Black & Decker Corporation @ $90 exp. Nov 2005		(1,080)
174	Boston Scientific Corporation @ $25 exp. Jan 2006		(26,970)
______________

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Contracts		Cost (Note 1)	Value (Note 1)
	Covered Call Options Written — (continued)
171	Community Health Systems Inc. @ $40 exp. Nov 2005		$(855)
714	Community Health Systems Inc. @ $35 exp. Jan 2006		(228,480)
396	Community Health Systems Inc. @ $40 exp. Jan 2006		(30,690)
504	Constellation Energy Group Inc. @ $55 exp. Nov 2005		(47,880)
331	Constellation Energy Group Inc. @ $55 exp. Dec 2005		(57,925)
482	Constellation Energy Group Inc. @ $60 exp. Jan 2006		(43,380)
716	Devon Energy Corporation @ $65 exp. Nov 2005		(68,020)
90	Devon Energy Corporation @ $55 exp. Jan 2006		(71,550)
1,140	Devon Energy Corporation @ $60 exp. Jan 2006		(615,600)
445	Devon Energy Corporation @ $65 exp. Jan 2006		(124,600)
359	Devon Energy Corporation @ $70 exp. Jan 2006		(53,850)
2,165	Dobson Communications Corporation @ $7.5 exp. Dec 2005		(129,900)
202	DST Systems Inc. @ $55 exp. Dec 2005		(48,480)
377	Edwards Lifesciences Corporation @ $45 exp. Nov 2005		(9,425)
510	EOG Resources Inc. @ $75 exp. Nov 2005		(43,350)
1,386	EOG Resources Inc. @ $75 exp. Jan 2006		(422,730)
406	EOG Resources Inc. @ $80 exp. Jan 2006		(83,230)
985	Fortune Brands Inc. @ $90 exp. Dec 2005		(24,625)
683	General Dynamics Corporation @ $115 exp. Nov 2005		(191,240)
1,070	General Dynamics Corporation @ $120 exp. Nov 2005		(53,500)
685	General Dynamics Corporation @ $120 exp. Jan 2006		(171,250)
528	GTECH Holdings Corporation @ $30 exp. Dec 2005		(149,160)
531	GTECH Holdings Corporation @ $32.5 exp. Dec 2005		(118,148)
107	GTECH Holdings Corporation @ $30 exp. Jan 2006		(34,240)
371	GTECH Holdings Corporation @ $32.5 exp. Jan 2006		(69,562)
251	Kerr-McGee Corporation @ $90 exp. Nov 2005		(25,100)
172	Kerr-McGee Corporation @ $90 exp. Jan 2006		(50,740)
872	Kerr-McGee Corporation @ $95 exp. Jan 2006		(135,160)
813	L-3 Communications Holdings Inc. @ $80 exp. Nov 2005		(60,975)
802	L-3 Communications Holdings Inc. @ $75 exp. Jan 2006		(433,080)
1,947	L-3 Communications Holdings Inc. @ $80 exp. Jan 2006		(525,690)
663	Lennar Corporation, Class ‘A’ @ $65 exp. Nov 2005		(6,630)
672	Manor Care Inc. @ $35 exp. Nov 2005		(162,960)
2,930	Manor Care Inc. @ $40 exp. Nov 2005		(58,600)
93	Manor Care Inc. @ $40 exp. Jan 2006		(5,580)
487	Medimmune Inc. @ $32.5 exp. Nov 2005		(165,580)
1,523	Medimmune Inc. @ $27.5 exp. Dec 2005		(1,210,785)
1,116	Medimmune Inc. @ $30 exp. Dec 2005		(658,440)
3,082	Millennium Pharmaceuticals Inc. @ $10 exp. Nov 2005		(30,820)
216	Monsanto Company @ $60 exp. Nov 2005		(54,000)
648	Monsanto Company @ $60 exp. Dec 2005		(246,240)
1,104	Monsanto Company @ $65 exp. Jan 2006		(331,200)
1,039	NII Holdings Inc.-Class ‘B’ @ $70 exp. Dec 2005		(1,454,600)
518	NII Holdings Inc.-Class ‘B’ @ $75 exp. Dec 2005		(507,640)
452	Pentair, Inc. @ $40 exp. Nov 2005		(2,260)
147	Precision Castparts Corporation @ $50 exp. Nov 2005		(8,820)
532	Precision Castparts Corporation @ $47.5 exp. Dec 2005		(118,370)
______________

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS — (Continued)

October 31, 2005

Contracts		Cost (Note 1)		Value (Note 1)
	Covered Call Options Written — (continued)
648	Precision Castparts Corporation @ $50 exp. Dec 2005			$(77,760)
2,661	Pride International Inc. @ $30 exp. Jan 2006			(399,150)
980	The Stanley Works @ $47.5 exp. Jan 2006			(191,100)
235	YUM! Brands Inc. @ $50 exp. Dec 2005			(56,400)
778	YUM! Brands Inc. @ $50 exp. Jan 2006			(239,235)
162	YUM! Brands Inc. @ $55 exp. Jan 2006			(16,200)
	Total Covered Call Options Written			(11,091,138)
	Total Options Written (premium $13,509,543)			(11,121,103)
	Total Investment Portfolio (99.94%)	$622,806,630	*	748,033,558
	Other assets in excess of liabilities (0.06%)			489,866
	Net Assets (100.00%)			$748,523,424 **
______________
*	At October 31, 2005, cost of investments for federal income tax purposes was $630,169,435.
**	Gross unrealized appreciation and depreciation of securities and options at October 31, 2005, were $143,577,671 and $25,713,548, respectively (net appreciation was $117,864,123).

Sector / Industry Classification
(1)	Health Care Services
(2)	Industrials
(3)	Pharmaceuticals
(4)	Telecommunication Services
(a)	Non-income producing security.
(b)

Restricted security priced at fair value by the Valuation Committee of the Board of Trustees. Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2005 is shown below:

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
Assistive Technology Inc. Ser. E-1	10/31/1995	$883,921	$3.26
Assistive Technology Inc. Ser. E-2	12/19/1996	500,000	2.41
Assistive Technology Inc. Ser. F	12/07/2001	342,000	13.13
Assistive Technology Inc. Warrants	10/21/1998	382	0.04
Assistive Technology Inc. Ser. E-1 Warrants	10/21/1998	—	—
Tidewater Holdings Inc. Ser. A Conv. Pfd. Stock	7/09/1996	1,200,000	1,948.50
Tidewater Holdings Inc. Ser. B Conv. Pfd. Stock	12/20/2002	1,000,000	1,672.20
(c)	At October 31, 2005, all or a portion of this security was segregated to cover collateral requirement for options.
(d)	Security for which there is less than three market makers.
______________

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2005

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America
Assets:
Investments, at value (cost: $12,188,817,442, $6,539,023,374, $280,978,023 $645,267,262 and $636,316,173, respectively) (Note 1)	$14,999,242,925	$8,744,845,427	$313,222,157	$778,101,841	$759,154,661
Cash	5,650,887	5,852,282	1,596	1,300,327	1,281,969
Foreign cash	2,773,660	14,774,437	—	—	—
Receivable for forward currency contracts held, at value (Notes 1 and 7)	65,147,836	52,744,432	—	1,174	—
Receivable for investment securities sold	17,338,221	67,417,612	133,643	2,112,624	3,875,474
Receivable for premiums for written options	—	—	—	—	298,037
Receivable for Fund shares sold	30,407,277	12,388,709	2,192,282	2,761,520	806,182
Accrued interest and dividends receivable	24,943,117	17,617,096	342,171	189,331	355,422
Other assets	289,344	94,377	4,830	9,753	46,990
Total Assets	15,145,793,267	8,915,734,372	315,896,679	784,476,570	765,818,735
Liabilities:
Options written, at value (premiums received $13,509,543) (Note 3)	—	—	—	—	11,121,103
Payable for Fund shares redeemed	7,518,036	5,190,751	90,389	1,119,360	598,903
Payable for investment securities purchased	10,998,625	10,663,743	—	13,167,399	4,480,327
Payable for forward currency contracts held, at value (Notes 1 and 7)	25,357	590	—	10,986	—
Investment advisory fees payable (Note 2)	9,562,988	5,654,944	194,285	492,086	634,344
Administrative costs payable (Note 2)	178,509	105,559	3,627	9,186	8,881
Distribution fees payable (Note 4)	4,431,659	1,666,504	90,096	194,882	173,207
Services fees payable (Note 4)	806,826	210,992	19,792	24,453	7,310
Accrued expenses and other liabilities (Note 1)	6,369,859	3,599,615	108,077	482,713	271,236
Total Liabilities	39,891,859	27,092,698	506,266	15,501,065	17,295,311
Net Assets:
Capital stock (par value, $0.001 per share)	356,424	367,796	21,085	44,119	28,437
Capital surplus	11,670,395,583	6,050,913,822	275,042,165	646,654,013	564,747,173
Net unrealized appreciation (depreciation) on:
Investments	2,810,425,483	2,205,822,053	32,244,134	132,834,579	122,838,488
Forward currency contracts	65,115,517	52,740,861	—	—	—
Foreign currency related transactions	(535,491)	(530,411)	—	—	—
Written Options	—	—	—	—	2,388,440
Undistributed net realized gains (losses) on investments	475,591,990	531,936,750	5,974,607	(3,918,232)	58,520,886
Undistributed net investment (loss) income	84,551,902	47,390,803	2,108,422	(6,638,974)	—
Net Assets	$15,105,901,408	$8,888,641,674	$315,390,413	$768,975,505	$748,523,424
Class Y share capital	—	—	—	—	$683,623,824
Shares of beneficial interest outstanding (Class Y) (Note 6)	—	—	—	—	25,876,416
Net asset value per share	—	—	—	—	$26.42
Class A share capital	$9,526,218,728	$4,866,341,362	$150,435,129	$569,680,448	$29,363,069
Shares of beneficial interest outstanding (Class A) (Note 6)	224,322,036	201,636,077	10,065,451	32,648,783	1,124,488
Net asset value per share	$42.47	$24.13	$14.95	$17.45	$26.11
Maximum offering price per share	$44.71	$25.40	$15.74	$18.37	$27.48
Class I share capital	$1,752,137,245	$3,028,315,064	$67,701,075	$84,018,227	—
Shares of beneficial interest outstanding (Class I) (Note 6)	41,106,513	124,450,992	4,492,389	4,787,148	—
Net asset value per share	$42.62	$24.33	$15.07	$17.55	—
Class C share capital	$3,827,545,435	$993,985,248	$97,254,209	$115,276,830	$35,536,531
Shares of beneficial interest outstanding (Class C) (Note 6)	90,995,687	41,708,819	6,526,782	6,682,623	1,436,572
Net asset value per share	$42.06	$23.83	$14.90	$17.25	$24.74
______________

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2005

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America
Investment Income:
Income:
Interest	$151,666,606	$68,447,143	$4,055,775	$999,116	$767,713
Dividends (net of $13,163,201, $12,205,712, $1,313, $103,483 and $144,561 foreign taxes withheld, respectively)	159,661,365	124,624,289	1,691,543	6,339,693	7,404,968
Other Income	264,853	9,219	4,956	1,807	—
Total income	311,592,824	193,080,651	5,752,274	7,340,616	8,172,681
Expenses:
Investment advisory fees (Note 2)	96,884,787	60,561,728	1,622,712	5,190,853	7,233,183
Administrative costs (Note 2)	2,962,130	1,885,525	47,893	169,008	172,283
Distribution fees (Note 4)	44,797,669	18,106,101	668,397	2,043,923	1,945,853
Service fees (Note 4)	7,992,370	2,301,552	139,527	246,807	61,930
Shareholder servicing agent fees	14,370,574	7,005,459	321,168	1,010,612	561,355
Custodian fees	3,055,938	2,569,323	30,247	368,006	111,106
Printing fees	1,890,709	874,130	23,401	131,350	76,374
Accounting fees	1,533,273	1,020,217	46,153	106,405	104,697
Registration and filing fees	1,259,000	178,850	73,415	123,442	90,871
Legal fees	572,970	417,610	10,743	34,210	35,685
Insurance fees	269,646	216,943	4,881	20,689	22,023
Professional fees	174,070	92,791	49,344	73,295	69,300
Trustees’ fees	205,307	179,118	5,195	16,210	25,871
Miscellaneous fees	86,488	61,900	5,252	5,962	20,075
Total expenses	176,054,931	95,471,247	3,048,328	9,540,772	10,530,606
Expense reductions due to earnings credits (Note 1)	(193,928)	(71,909)	(10,782)	(17,947)	(4,028)
Net expenses	175,861,003	95,399,338	3,037,546	9,522,825	10,526,578
Net investment income (loss) (Note 1)	135,731,821	97,681,313	2,714,728	(2,182,209)	(2,353,897)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Notes 1 and 7):
Net realized gains (losses) from:
Investment transactions	540,591,576	640,090,706	7,412,833	27,424,661	87,185,134
Foreign currency related transactions	(4,998,680)	(22,101,031)	1,501	(2,175)	—
Written Options	—	—	—	—	(10,279,969)
	535,592,896	617,989,675	7,414,334	27,422,486	76,905,165
Change in unrealized appreciation (depreciation) of:
Investments	1,182,682,330	680,163,652	9,607,166	(2,497,094)	(18,487,476)
Foreign currency related transactions	107,511,905	104,166,460	—	—	—
Written Options	—	—	—	—	3,108,780
	1,290,194,235	784,330,112	9,607,166	(2,497,094)	(15,378,696)
Net gains on investments, foreign currency related transactions and written options	1,825,787,131	1,402,319,787	17,021,500	24,925,392	61,526,469
Net Increase in Net Assets Resulting from Operations	$1,961,518,952	$1,500,001,100	$19,736,228	$22,743,183	$59,172,572

______________

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	First Eagle Global Fund		First Eagle Overseas Fund
	Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004
Operations:
Net investment income (loss)	$135,731,821	$81,581,560	$97,681,313	$52,480,388
Net realized gain from investments, foreign currency related transactions and written options	535 ,592,896	106,004,060	617,989,675	110,133,635
Increase (decrease) in unrealized appreciation (depreciation) of investments, foreign currency related transactions and written options	1,290,194,235	768,980,593	784,330,112	812,126,870
Net increase in net assets resulting from operations	1,961,518,952	956,566,213	1,500,001,100	974,740,893
Distributions to Shareholders:
Dividends paid from net investment income	(103,165,953)	(84,976,867)	(75,280,621)	(111,893,187)
Distributions paid from net realized gains from investment transactions	(46,896,198)	(113,240,044)	(37,702,044)	(34,801,177)
Decrease in net assets resulting from distributions	(150,062,151)	(198,216,911)	(112,982,665)	(146,694,364)
Fund Share Transactions (Note 6):
Net proceeds from shares sold	5,582,099,144	4,074,233,686	1,539,370,654	2,845,747,760
Net asset value of shares issued for reinvested dividends and distributions	126,290,595	176,591,275	94,759,204	123,547,983
Cost of shares redeemed	(1,013,239,026)	(523,196,003)	(935,423,939)	(813,008,973)
Increase in net assets from Fund share transactions	4,695,150,713	3,727,628,958	698,705,919	2,156,286,770
Net increase in net assets	6,506,607,514	4,485,978,260	2,085,724,354	2,984,333,299
Net Assets (Note 1):
Beginning of year	8,599,293,894	4,113,315,634	6,802,917,320	3,818,584,021
End of year (including undistributed net investment income (loss) of $84,551,902, $(7,850,379), $47,390,803, $(78,413,743), $2,108,422, $1,197,776, $(6,638,974), $(14,902,913), $0 and $0, respectively)	$15,105,901,408	$8,599,293,894	$8,888,641,674	$6,802,917,320
______________

See Notes to Financial Statements.

First Eagle U.S. Value Fund		First Eagle Gold Fund		First Eagle Fund of America
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2005	2004	2005	2004	2005	2004
$2,714,728	$2,142,996	$(2,182,209)	$(3,704,294)	$(2,353,897)	$(4,013,504)
7,414,334	5,378,687	27,422,486	12,654,835	76,905,165	52,003,879
9,607,166	10,221,781	(2,497,094)	35,776,508	(15,378,696)	31,539,946
19,736,228	17,743,464	22,743,183	44,727,049	59,172,572	79,530,321
(2,121,675)	(2,458,885)	—	(16,065,037)	—	—
(3,830,393)	(2,807,807)	—	—	(42,151,511)	(11,366,582)
(5,952,068)	(5,266,692)	—	(16,065,037)	(42,151,511)	(11,366,582)
175,176,864	34,809,386	266,464,758	375,796,991	184,549,813	131,313,693
3,956,475	3,313,979	—	13,314,180	37,345,789	9,805,052
(22,536,673)	(16,208,049)	(203,313,116)	(169,927,620)	(123,151,013)	(148,175,659)
156,596,666	21,915,316	63,151,642	219,183,551	98,744,589	(7,056,914)
170,380,826	34,392,088	85,894,825	247,845,563	115,765,650	61,106,825
145,009,587	110,617,499	683,080,680	435,235,117	632,757,774	571,650,949
$315,390,413	$145,009,587	$768,975,505	$683,080,680	$748,523,424	$632,757,774

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

Note 1 — Significant Accounting Policies

First Eagle Funds (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a “Fund” or collectively the “Funds”). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was until April 23, 2004 a Maryland corporation operating under the name First Eagle Funds, Inc. (First Eagle SoGen Funds, Inc. prior to December 31, 2002). First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. Additionally, effective May 23, 2000, the Funds’ fiscal year end changed from March 31 to October 31 of each year.

The following is a summary of significant accounting policies adhered to by the Funds and is in conformity with U.S. generally accepted accounting principles (“GAAP”):

a) Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio investment (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)). All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone (and the last asked price alone when no last bid price is available). Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Commodities (such as physical metals) normally are valued at the price of the last sale on the COMEX exchange as of the close of business on the date on which the assets are valued. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations. Investment income is allocated to each Fund’s share class in proportion to its relative net assets.

c) Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Funds’ average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits reduce accounting fees by the amount of interest earned on balances with such service provider.

d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

f) Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the First Eagle Fund of America may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

First Eagle Fund of America generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. First Eagle Fund of America may also use options for speculative purposes, although it does not employ options for this purpose at the present time. First Eagle Fund of America will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. First Eagle Fund of America will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, First Eagle Fund of America will realize a gain equal to the amount of the premium received. When First Eagle Fund of America enters into a closing purchase transaction, First Eagle Fund of America will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that First Eagle Fund of America may incur a loss if the market price of the security decreases and the option is exercised. First Eagle Fund of America also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

g) Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges, or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales at October 31, 2005.

h) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and capital gains distributions on an annual basis.

At October 31, 2005, First Eagle Gold Fund had the following capital carryforwards to offset future capital gain new income:

	Expiring in Fiscal
	2008	2009	2010	Total
First Eagle Gold Fund	$1,221,368	$2,415,206	$233,227	$3,869,801

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

At October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gains (Losses)	Net Unrealized Appreciation (Depreciation)
First Eagle Global Fund	$379,667,273	$440,858,661	$2,614,623,467
First Eagle Overseas Fund	303,744,745	550,640,452	1,982,891,490
First Eagle U.S. Value Fund	3,745,938	4,787,94	31,793,278
First Eagle Gold Fund	6,392,337	(3,869,801)	119,754,837
First Eagle Fund of America	3,939,263	61,944,428	117,864,123

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to wash sales, investments in partnerships, real estate investment trusts and the treatment of passive foreign investment companies.

i) Reclassification of capital accounts—On the statements of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$59,836,414	$(98,278,991)	$38,442,577
First Eagle Overseas Fund	103,403,855	(137,928,206)	34,524,351
First Eagle U.S. Value Fund	317,593	(1,434,519)	1,116,926
First Eagle Gold Fund	10,446,148	(10,449,192)	3,044
First Eagle Fund of America	2,353,897	(15,072,217)	12,718,320

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, organizational costs, dividend redesignations, distributions paid in connection with the redemption of Fund shares, distributions from real estate investment trusts, passive foreign investment companies, partnerships, gold-linked notes, litigation income and the disallowance of net operating losses.

j) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

k) Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

l) Use of estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 — Investment Advisory Agreements and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (the “Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the “Advisory Agreement”) an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund’s average daily net assets and First Eagle Fund of America at 1% of the Fund’s average daily net assets. Prior to March 1, 2004, First Eagle Global Fund’s annual advisory fee was at a rate of 1% of the first $25,000,000 and 0.75% in excess of $25,000,000.

The Adviser also performs certain administrative and accounting services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. For the year ended October 31, 2005, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America reimbursed the Adviser $2,962,130, $1,885,525, $47,893, $169,008 and $172,283, respectively.

Prior to December 31, 2002, the Adviser had agreed to reimburse the First Eagle U.S. Value Fund to the extent that the aggregate annualized expenses exceeded 1.50% for Class A, 1.25% for Class I and 2.25% for Class C of average daily net assets. If necessary, the Adviser agreed to reimburse the First Eagle Gold Fund to the extent that the aggregate annualized expenses exceeded 2% for Class I and 3% for Class C of average daily net assets until February 29, 2004. For the period from November 1, 2003 to February 29, 2004, the Adviser did not need to reimburse or waive any of First Eagle Gold Fund’s fees.

Pursuant to a subadvisory agreement, dated December 10, 2002 (“Subadvisory Agreement”) with the Adviser, Iridian Asset Management LLC (“Iridian” or the “Subadviser”) manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund’s distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

On December 6, 2002, First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, assumed the duties of the Funds’ principal underwriter. Previously, Arnhold and S. Bleichroeder, Inc. (“ASB”) acted as the Fund’s principal underwriter. For the year ended October 31, 2005, First Eagle Funds Distributors realized $2,917,250, $140,488, $53,243, $108,973 and $14,188, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. During the year ended October 31, 2005, a broker-dealer that was then (but no longer is) a related party of the Adviser received $101,612, $31,799, $3,458, $1,250 and $119,520 in broker’s commissions (and options clearing charges in the case of First Eagle Fund of America) for portfolio transactions executed on behalf of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Included in the accrued expenses, on the accompanying statements of assets and liabilities of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America are fees that are payable to trustees in the amounts of $19,780, $23,188, $434, $5,522 and $13,292, respectively.

Note 3 — Options

For the year ended October 31, 2005, First Eagle Fund of America had the following written options transactions:

	Number of Contracts	Premium
Options outstanding at October 31, 2004	57,198	$12,326,760
Options written	271,663	71,381,509
Options assigned	(43,848)	(9,651,795)
Options expired/closed	(234,917)	(60,546,931)
Options outstanding at October 31, 2005	50,096	$13,509,543

As of October 31, 2005, portfolio securities valued at $244,959,661 and cash in the amount of $1,267,750 were segregated to cover collateral requirements for written options.

Additionally, First Eagle Fund of America had the following long options transactions:

	Number of Contracts	Premium
Options outstanding at October 31, 2004	1,778	$476,504
Options opened	461	118,938
Options expired/closed	(1,778)	(476,504)
Options outstanding at October 31, 2005	461	$118,938

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Note 4 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the “Plans”) with First Eagle Funds Distributors, a division of ASB Securities LLC (the “Distributor”), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund’s average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class Y, Class C and Class A shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of average daily net assets. Prior to March 1, 2005, First Eagle Fund of America’s distribution fee for its Class A shares was at an annual rate of 0.50% of average daily net assets. Under the Plan, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund’s shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2005 the distribution fees incurred by First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America were $44,797,669, $18,106,101, $668,397, $2,043,923 and $1,945,853, respectively.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund’s average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2005 the service fees incurred by First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America were $7,992,370, $2,301,552, $139,527, $246,807 and $61,930, respectively.

Note 5 — Purchases and Sales of Securities

During the year ended October 31, 2005 the aggregate cost of purchases of investments, excluding short-term securities, totaled $4,485,497,323, $1,261,906,746, $63,212,023, $182,254,653 and $444,952,994 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding short-term securities, totaled $1,181,180,448, $1,289,976,769, $21,229,198, $124,785,409 and $387,511,999 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Note 6 — Capital Stock

At October 31, 2005, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2005
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	77,035,287	25,502,060	40,236,271	35,964,259	27,601,806	5,237,972	6,180,409	902,518	4,898,084
Shares issued for reinvested dividends and distributions	2,564,220	267,110	532,241	2,924,712	1,397,775	224,286	163,568	56,986	59,910
Shares redeemed	(18,751,598)	(2,156,959)	(4,486,921)	(27,195,821)	(10,223,751)	(4,026,844)	(747,631)	(320,527)	(479,622)
Net increase	60,847,909	23,612,211	36,281,591	11,693,150	18,775,830	1,435,414	5,596,346	638,977	4,478,372

	Year Ended October 31, 2004
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	70,488,564	11,009,466	36,738,270	80,986,332	53,096,850	19,625,580	1,736,431	286,527	609,796
Shares issued for reinvested dividends and distributions	4,532,927	286,544	662,625	4,705,595	1,728,029	555,263	149,592	63,241	51,576
Shares redeemed	(12,084,403)	(1,261,228)	(1,879,784)	(29,735,723)	(10,839,902)	(2,474,546)	(680,092)	(335,594)	(211,149)
Net increase	62,937,088	10,034,782	35,521,111	55,956,204	43,984,977	17,706,297	1,205,931	14,174	450,223

Transactions in dollars of capital stock were as follows:

	Year Ended October 31, 2005
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	$3,018,790,542	$995,740,619	$1,567,567,983	$805,514,053	$618,277,687	$115,578,914	$90,254,563	$13,298,106	$71,624,195
Shares issued for reinvested dividends and distributions	96,312,120	10,046,015	19,932,460	60,863,298	29,255,433	4,640,473	2,303,039	806,910	846,526
Shares redeemed	(748,574,593)	(86,427,833)	(178,236,600)	(612,140,239)	(234,099,989)	(89,183,711)	(10,857,928)	(4,694,531)	(6,984,214)
Net increase	$2,366,528,069	$919,358,801	$1,409,263,843	$254,237,112	$413,433,131	$31,035,676	$81,699,674	$9,410,485	$65,486,507

	Year Ended October 31, 2004
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	$2,431,162,361	$380,724,292	$1,262,347,033	$1,496,550,994	$992,733,088	$356,463,678	$22,882,979	$3,831,450	$8,094,957
Shares issued for reinvested dividends and distributions	146,005,567	9,235,949	21,349,759	83,147,879	30,655,239	9,744,865	1,869,971	795,581	648,427
Shares redeemed	(415,386,693)	(43,367,409)	(64,441,901)	(561,360,817)	(205,232,811)	(46,415,345)	(8,996,278)	(4,417,394)	(2,794,377)
Net increase	$2,161,781,235	$346,592,832	$1,219,254,891	$1,018,338,056	$818,155,516	$319,793,198	$15,756,672	$209,637	$5,949,007

Year Ended October 31, 2005
First Eagle Gold Fund			First Eagle Fund of America
Class A	Class I	Class C	Class Y	Class A	Class C
12,119,307	1,543,430	2,633,080	5,548,125	716,136	835,374

—	—	—	1,395,920	35,706	43,934
(10,135,627)	(1,232,265)	(1,417,375)	(4,376,746)	(191,756)	(132,177)
1,983,680	311,165	1,215,705	2,567,299	560,086	747,131

Year Ended October 31, 2004
First Eagle Gold Fund			First Eagle Fund of America
Class A	Class I	Class C	Class Y	Class A	Class C
16,119,651	2,904,820	4,385,095	4,717,285	366,381	232,191

656,397	62,718	49,358	403,650	5,626	10,484
(9,478,146)	(359,212)	(945,037)	(5,870,299)	(75,733)	(71,542)
7,297,902	2,608,326	3,489,416	(749,364)	296,274	171,133

Year Ended October 31, 2005
First Eagle Gold Fund			First Eagle Fund of America
Class A	Class I	Class C	Class Y	Class A	Class C
$198,660,680	$24,773,070	$43,031,008	$145,195,280	$18,665,506	$20,689,027

—	—	—	35,400,625	895,143	1,050,021
(161,184,427)	(19,421,382)	(22,707,307)	(114,883,208)	(5,002,996)	(3,264,809)
$37,476,253	$5,351,688	$20,323,701	$65,712,697	$14,557,653	$18,474,239

Year Ended October 31, 2004
First Eagle Gold Fund			First Eagle Fund of America
Class A	Class I	Class C	Class Y	Class C	Class A
$258,199,290	$46,303,834	$71,293,867	$116,850,690	$8,988,085	$5,474,918

11,368,798	1,087,533	857,849	9,441,077	130,182	233,793
(149,625,157)	(5,844,671)	(14,457,792)	(144,640,393)	(1,857,090)	(1,678,176)
$119,942,931	$41,546,696	$57,693,924	$(18,348,626)	$7,261,177	$4,030,535

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Note 7 — Commitments

As of October 31, 2005, First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund had entered into forward currency contracts, as summarized on the following pages, resulting in net unrealized appreciation (depreciation) of $65,122,479, and $52,743,842 and ($9,812), respectively.

FIRST EAGLE GLOBAL FUND

Transaction Hedges:

Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at October 31, 2005	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31, 2005
11/01/05	9,667,407	Japanese yen	$83,071	$83,940	$—	$(869)
11/02/05	1,039,877	euro	1,246,449	1,262,931	—	(16,482)
11/02/05	15,806,455	Japanese yen	135,823	136,948	—	(1,125)
11/03/05	2,120,953	euro	2,542,280	2,549,161	—	(6,881)
			4,007,623	4,032,980	—	(25,357)

Foreign Currency Sales
Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2005	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31, 2005
11/01/05	111,347,512	Japanese yen	966,810	956,799	10,011	—
11/01/05	486,739	pound sterling	867,612	860,968	6,644	—
11/02/05	370,782	euro	450,315	444,438	5,877	—
11/02/05	109,393,542	Japanese yen	947,795	940,009	7,786	—
11/02/05	697,764	pound sterling	1,237,344	1,234,239	3,105	—
11/09/05	3,198,132	euro	3,850,162	3,833,441	16,721	—
			8,320,038	8,269,894	50,144	—
Portfolio Hedges: Foreign Currency Sales
Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2005	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31, 2005
2/08/06	287,633,000	euro	357,036,645	346,383,349	10,653,296	—
2/08/06	352,772,000	euro	454,858,972	423,247,098	31,611,874	—
2/15/06	725,793,000	Japanese yen	11,242,786	6,391,737	4,851,049	—
2/15/06	28,576,015,000	Japanese yen	266,245,177	248,263,704	17,981,473	—
			1,089,383,580	1,024,285,888	65,097,692	—
			$1,101,711,241	$1,036,588,762	$65,147,836	$(25,357)

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

FIRST EAGLE OVERSEAS FUND

Transaction Hedges:

Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at October 31, 2005	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31, 2005
11/01/05	37,235	euro	$44,632	$45,222	$—	$(590)

Foreign Currency Sales
Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2005	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31, 2005
11/01/05	66,378,823	Japanese yen	576,355	570,387	5,968	—
11/01/05	289,678	pound sterling	516,351	512,397	3,954	—
11/02/05	806,928	euro	980,013	967,224	12,789	—
11/02/05	65,213,981	Japanese yen	565,019	560,378	4,641	—
11/02/05	415,307	pound sterling	736,463	734,615	1,848	—
11/03/05	24,479,421	Swiss franc	18,971,883	18,966,738	5,145	—
11/04/05	7,049,646	euro	8,495,645	8,450,058	45,587	—
			30,841,729	30,761,797	79,932	—
Portfolio Hedges: Foreign Currency Purchases
Settlement Dates Through	Foreign Currency To Be Received		U.S. $Value at October 31, 2005	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31, 2005
2/15/06	488,237,000	Japanese yen	4,158,466	471,694	3,686,772	—

Foreign Currency Sales
Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2005	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31, 2005
2/08/06	243,735,000	euro	302,951,895	293,542,983	9,408,912	—
2/08/06	249,656,000	euro	322,685,732	299,493,230	23,192,502	—
2/15/06	25,508,105,000	Japanese yen	238,123,453	221,747,139	16,376,314	—
			863,761,080	814,783,352	48,977,728	—
			$898,805,907	$846,062,065	$52,744,432	$(590)

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

FIRST EAGLE GOLD FUND

Transaction Hedges:

Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received	U.S. $ Value at October 31, 2005	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31,2005
11/03/05	2,996,681 Canadian dollar	$2,536,873	$2,543,531	$—	$(6,658)
11/04/05	3,462,038 Australian dollar	2,586,662	2,590,990	—	(4,328)
		5,123,535	5,134,521	—	(10,986)
Foreign Currency Sales
Settlement Dates Through	Foreign Currency To Be Delivered	U.S. $ To Be Received	U.S. $ Value at October 31, 2005	Unrealized Appreciation at October 31, 2005	Unrealized Depreciation at October 31, 2005
11/02/05	385,986 Canadian dollar	327,935	326,761	1,174	—
		$5,451,470	$5,461,282	$1,174	$(10,986)

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of period	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15	$24.34	$24.36	$24.15
Income from investment operations:
Net investment income	0.48	0.60	0.19	0.50	0.56	0.23	0.53	0.59	0.30
Net realized and unrealized gains on investments	6.07	6.06	6.01	5.18	5.22	5.18	8.39	8.41	8.38
Total from investment operations	6.55	6.66	6.20	5.68	5.78	5.41	8.92	9.00	8.68
Less distributions:
Dividends from net investment income	(0.43)	(0.50)	(0.26)	(0.67)	(0.70)	(0.41)	(0.49)	(0.55)	(0.28)
Distributions from capital gains	(0.18)	(0.18)	(0.18)	(0.85)	(0.85)	(0.85)	(0.40)	(0.40)	(0.40)
Total distributions	(0.61)	(0.68)	(0.44)	(1.52)	(1.55)	(1.26)	(0.89)	(0.95)	(0.68)
Net asset value, end of period	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15
Total Return[c]	18.15%	18.42%	17.23%	18.18%	18.47%	17.31%	37.75%	38.14%	36.77%
Ratios and Supplemental Data
Net assets, end of period (millions)	$9,526	$1,752	$3,828	$5,972	$641	$1,986	$3,255	$242	$617
Ratio of operating expenses to average net assets[f]	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%	1.32%	1.06%	2.07%
Ratio of net investment income to average net assets[g]	1.21%	1.48%	0.47%	1.46%	1.67%	0.66%	1.91%	2.11%	1.07%
Portfolio turnover rate	12.29%	12.29%	12.29%	4.94%	4.94%	4.94%	7.20%	7.20%	7.20%
______________

* Per share amounts have been calculated using the average shares method

______________

See Notes to Financial Highlights.

See Notes to Financial Statements.

Year Ended October 31,
2002			2001
Class A	Class I	Class C	Class A	Class I	Class C

$22.87	$22.89	$22.68	$25.47	$25.53	$25.44

0.53	0.27	0.72	0.53	0.58	0.26
1.66	1.98	1.29	1.45	1.44	1.53
2.19	2.25	2.01	1.98	2.02	1.79

(0.63)	(0.69)	(0.45)	(1.39)	(1.47)	(1.36)
(0.09)	(0.09)	(0.09)	(3.19)	(3.19)	(3.19)
(0.72)	(0.78)	(0.54)	(4.58)	(4.66)	(4.55)
$24.34	$24.36	$24.15	$22.87	$22.89	$22.68
9.76%	10.03%	8.98%	8.96%	9.15%	8.10%

$1,785	$85	$104	$1,512	$35	$11
1.34%	1.09%	2.10%	1.38%	1.14%	2.14%
2.14%	2.37%	1.31%	2.24%	2.47%	1.12%
19.75%	19.75%	19.75%	28.98%	28.98%	28.98%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of period	$20.25	$20.37	$19.97	$17.50	$17.57	$17.28	$12.45	$12.48	$12.30
Income from investment operations:
Net investment income (losses)	0.27	0.33	0.10	0.17	0.22	0.03	0.18	0.22	0.07
Net realized and unrealized gains (losses) on investments	3.96	3.99	3.93	3.20	3.22	3.17	5.09	5.10	5.04
Total from investment operations	4.23	4.32	4.03	3.37	3.44	3.20	5.27	5.32	5.11
Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.06)	(0.47)	(0.49)	(0.36)	(0.21)	(0.22)	(0.12)
Distributions from capital gains	(0.11)	(0.11)	(0.11)	(0.15)	(0.15)	(0.15)	(0.01)	(0.01)	(0.01)
Total distributions	(0.35)	(0.36)	(0.17)	(0.62)	(0.64)	(0.51)	(0.22)	(0.23)	(0.13)
Net asset value, end of period	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97	$17.50	$17.57	$17.28
Total Return[c]	21.16%	21.47%	20.28%	19.77%	20.09%	18.89%	42.96%	43.29%	41.91%
Ratios and Supplemental Data
Net assets, end of period (millions)	$4,866	$3,028	$994	$3,846	$2,152	$804	$2,345	$1,084	$390
Ratio of operating expenses to average net assets[f]	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%	1.31%	1.05%	2.05%
Ratio of net investment income (loss) to average net assets[g]	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%	1.23%	1.48%	0.45%
Portfolio turnover rate	19.40%	19.40%	19.40%	5.88%	5.88%	5.88%	3.46%	3.46%	3.46%
______________

*  Per share amounts have been calculated using the average shares method

______________

See Notes to Financial Highlights.

See Notes to Financial Statements.

Year Ended October 31,
2002			2001
Class A	Class I	Class C	Class A	Class I	Class C

$11.21	$11.21	$11.15	$14.31	$14.34	$14.31
0.12	0.15	0.02	0.11	0.13	(0.01)
1.12	1.12	1.13	0.19	0.19	0.21
1.24	1.27	1.15	0.30	0.32	0.20
—	—	—	(0.76)	(0.81)	(0.72)
—	—	—	(2.64)	(2.64)	(2.64)
—	—	—	(3.40)	(3.45)	(3.36)
$12.45	$12.48	$12.30	$11.21	$11.21	$11.15
11.06%	11.33%	10.31%	2.01%	2.19%	1.19%
$766	$209	$66	$409	$61	$6
1.39%	1.15%	2.15%	1.53%	1.28%	2.26%
0.96%	1.17%	0.19%	0.91%	1.10%	(0.08%)
10.52%	10.52%	10.52%	17.27%	17.27%	17.27%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31,
	2005			2004
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of period	$13.95	$14.05	$13.92	$12.71	$12.76	$12.61
Income from investment operations:
Net investment income (loss)	0.20	0.24	0.10	0.22	0.27	0.13
Net realized and unrealized gains on investments	1.35	1.36	1.35	1.66	1.65	1.64
Total from investment operations	1.55	1.60	1.45	1.88	1.92	1.77
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.12)	(0.32)	(0.31)	(0.14)
Distributions from capital gains	(0.35)	(0.35)	(0.35)	(0.32)	(0.32)	(0.32)
Total distributions	(0.55)	(0.58)	(0.47)	(0.64)	(0.63)	(0.46)
Net asset value, end of period	14.95	15.07	14.90	13.95	14.05	13.92
Total Return[c]	11.35%	11.65%	10.56%	15.38%[b]	15.58%[b]	14.43%[b]
Ratios and Supplemental Data
Net assets, end of period (millions)	$150	$68	$97	$62	$54	$29
Ratio of operating expenses to average net assets[f]	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%
Ratio of net investment income (loss) to average net assets[g]	1.40%	1.63%	0.67%	1.66%	2.00%	0.95%
Portfolio turnover rate	17.22%	17.22%	17.22%	23.47%	23.47%	23.47%
______________

* Per share amounts have been calculated using the average shares method

______________

See Notes to Financial Highlights.

See Notes to Financial Statements.

Year Ended October 31,						Period from September 4, 2001[d] to October 31,
2003			2002			2001
Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$10.56	$10.59	$10.48	$10.16	$10.16	$10.14	$10.00	$10.00	$10.00

0.19	0.23	0.11	0.13	0.14	0.13	—	—	(0.02)
2.46	2.45	2.43	0.29	0.31	0.23	0.16	0.16	0.16
2.65	2.68	2.54	0.42	0.45	0.36	0.16	0.16	0.14

(0.16)	(0.17)	(0.07)	—	—	—	—	—	—
(0.34)	(0.34)	(0.34)	(0.02)	(0.02)	(0.02)	—	—	—
(0.50)	(0.51)	(0.41)	(0.02)	(0.02)	(0.02)	—	—	—
$12.71	$12.76	$12.61	$10.56	$10.59	$10.48	$10.16	$10.16	$10.14
26.10%	26.34%	25.03%	4.12%	4.41%	3.53%	1.60%[b]	1.60%[b]	1.40%[b]

$41	$49	$20	$22	$31	$10	$7	$17	$2
1.51%	1.26%	2.26%	1.50%	1.25%	2.25%	1.50%[a]	1.25%[a]	2.25%[a]
1.72%	1.99%	0.97%	1.65%	1.85%	0.93%	(0.21)%[a]	0.10%[a]	(1.02)%[a]
33.45%	33.45%	33.45%	22.66%	22.66%	22.66%	2.57%	2.57%	2.57%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31,
	2005			2004
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of period	$16.82	$16.88	$16.76	$15.99	$16.03	$15.96
Income from investment operations:
Net investment (loss) income	(0.04)	(0.00)**	(0.16)	(0.10)	(0.05)	(0.21)
Net realized and unrealized gains on investments	0.67	0.67	0.65	1.49	1.48	1.47
Total from investment operations	0.63	0.67	0.49	1.39	1.43	1.26
Less distributions:
Dividends from net investment income	—	—	—	(0.56)	(0.58)	(0.46)
Total distributions	—	—	—	(0.56)	(0.58)	(0.46)
Net asset value, end of period	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76
Total Return[c]	3.75%	3.97%	2.92%	8.59%[b]	8.82%[b]	7.79%[b]
Ratios and Supplemental Data
Net assets, end of period (millions)	$570	$84	$115	$516	$75	$92
Ratio of operating expenses to average net assets[f]	1.29%	1.04%	2.04%	1.39%	1.14%	2.14%
Ratio of net investment (loss) income to average net assets[g]	(0.24%)	0.02%	(0.98%)	(0.62%)	(0.35%)	(1.34%)
Portfolio turnover rate	21.73%	21.73%	21.73%	3.61%	3.61%	3.61%
______________

  * Per share amounts have been calculated using the average shares method

** Amount represents less than $0.01 per share.

______________

See Notes to Financial Highlights.

See Notes to Financial Statements.

Year Ended October 31,
2003			2002	2001
Class A	Class Ie	Class Ce	Class A	Class A

$10.41	$12.41	$12.41	$6.17	$4.44

(0.06)	(0.02)	(0.09)	0.01	0.02
5.72	3.64	3.64	4.30	1.92
5.66	3.62	3.55	4.31	1.94

(0.08)	—	—	(0.07)	(0.21)
(0.08)	—	—	(0.07)	(0.21)
$15.99	$16.03	$15.96	$10.41	$6.17
54.64%	29.17%[b]	28.61%[b]	70.70%	45.19%

$374	$30	$32	$90	$13
1.49%	1.23%[a]	2.19%[a]	1.66%	2.65%
(0.43%)	(0.24%)[a]	(1.26%)[a]	0.09%	0.36%
0.98%	0.98%	0.98%	4.27%	29.16%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31,
	2005			2004
	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of period	$25.81	$24.44	$25.54	$23.03	$21.99	$22.80
Income from investment operations:
Net investment loss	(0.07)	(0.26)	(0.09)	(0.16)	(0.33)	(0.22)
Net realized and unrealized gains (losses) on investments	2.38	2.26	2.36	3.41	3.25	3.43
Total from investment operations	2.31	2.00	2.27	3.25	2.92	3.21
Less distributions:
Distributions from capital gains	(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)
Total distributions	(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)
Net asset value, end of period	$26.42	$24.74	$26.11	$25.81	$24.44	$25.54
Total Return[c]	9.23%	8.43%	9.16%	14.30%[b]	13.46%[b]	14.27%[b]
Ratios and Supplemental Data
Net assets, end of period (millions)	$684	$36	$29	$601	$14	$17
Ratio of operating expenses to average net assets[f]	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%
Ratio of net investment loss to average net assets[g]	(0.27%)	(1.03%)	(0.34%)	(0.63%)	(1.39%)	(0.91%)
Portfolio turnover rate	54.54%	54.54%	54.54%	44.68%	44.68%	44.68%
______________

* Per share amounts have been calculated using the average shares method

______________

See Notes to Financial Highlights.

See Notes to Financial Statements.

Year Ended October 31,
2003			2002			2001
Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

$19.47	$18.73	$19.29	$20.87	$20.24	$20.72	$20.07	$19.62	$19.98
(0.17)	(0.31)	(0.22)	(0.17)	(0.32)	(0.22)	(0.06)	(0.21)	(0.11)
3.73	3.57	3.73	(0.66)	(0.62)	(0.64)	1.01	0.98	1.00
3.56	3.26	3.51	(0.83)	(0.94)	(0.86)	0.95	0.77	0.89
—	—	—	(0.57)	(0.57)	(0.57)	(0.15)	(0.15)	(0.15)
—	—	—	(0.57)	(0.57)	(0.57)	(0.15)	(0.15)	(0.15)
$23.03	$21.99	$22.80	$19.47	$18.73	$19.29	$20.87	$20.24	$20.72
18.28%	17.41%	18.20%	(4.21%)	(4.90%)	(4.39%)	4.8%	4.0%	4.5%
$554	$11	$6	$473	$6	$2	$393	$6	$1
1.50%	2.25%	1.75%	1.51%	2.26%	1.76%	1.4%	2.2%	1.7%
(0.79%)	(1.55%)	(1.07%)	(0.82%)	(1.57%)	(1.07%)	(0.3%)	(1.0%)	(0.5%)
47.88%	47.88%	47.88%	51.25%	51.25%	51.25%	83%	83%	83%

FIRST EAGLE FUNDS

NOTES TO FINANCIAL HIGHLIGHTS

a	Annualized
b	Not annualized
c	Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%
d	September 4, 2001 inception date
e	May 15, 2003 inception date
f

The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year Ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I		Class C
First Eagle Global Fund	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%	1.32%	1.07%		2.07%
First Eagle Overseas Fund	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%	1.31%	1.06%		2.05%
First Eagle U.S. Value Fund	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%	1.51%	1.26%		2.26%
First Eagle Gold Fund	1.30%	1.05%	2.05%	1.39%	1.14%	2.14%	1.50%	1.23	%ae	2.19%	ae

	Year Ended October 31,
	2005			2004			2003
	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%	1.50%	2.25%	1.75%

g

The ratio of net investment income to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year Ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I		Class C
First Eagle Global Fund	1.20%	1.48%	0.47%	1.46%	1.67%	0.66%	1.91%	2.10%		1.07%
First Eagle Overseas Fund	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%	1.23%	1.48%		0.45%
First Eagle U.S. Value Fund	1.40%	1.63%	0.66%	1.66%	2.00%	0.95%	1.72%	1.99%		0.97%
First Eagle Gold Fund	(0.24%)	(0.01%)	(0.98%)	(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.25%)	ae	(1.26	%)ae

	Year Ended October 31,
	2005			2004			2003
	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America	(0.27%)	(1.04%)	(0.34%)	(0.57%)	(1.32%)	(0.84%)	(0.79%)	(1.55%).	(1.07%)

Year Ended October 31,
2002			2001
Class A	Class I	Class C	Class A		Class I		Class C
1.34%	1.10%	2.10%	1.39%		1.14%		2.14%
1.40%	1.15%	2.15%	1.53%		1.28%		2.26%
1.92%	1.69%	2.67%	3.33%	ad	3.16%	ad	4.05%	ad
1.67%	—	—	2.66%		—		—
Year Ended October 31,
2002			2001
Class Y	Class C	Class A	Class Y	Class C	Class A
1.51%	2.26%	1.76%	1.4%	2.2%	1.7%

Year Ended October 31,
2002			2001
Class A	Class I	Class C	Class A		Class I		Class C
2.14%	2.37%	1.31%	2.24%		2.47%		1.12%
0.96%	1.17%	0.19%	0.91%		1.10%		(0.08%)
2.08%	2.29%	1.35%	1.62%	ad	2.02%	ad	0.80	ad
0.08%	—	—	0.35%		—		—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

First Eagle Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Fund of America (the “Funds”), each a series of the First Eagle Funds, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Fund of America as of October 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2005

FIRST EAGLE FUNDS

TAX INFORMATION

Fiscal Year Ended October 31, 2005

(Unaudited)

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and gains distributions on an annual basis. Each portfolio designates the following amounts distributed during the fiscal year ended October 31, 2005, if any, as capital gain dividends, dividends eligible for corporate dividends received deduction and/or qualified dividend income:

			% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction

	Ordinary Income				Long-Term Capital Gains
	2005	2004			2005	2004
First Eagle Global Fund	$103,165,953	$90,101,855	39.14%	10.21%	$46,896,198	$108,115,056
First Eagle Overseas Fund*	75,842,869	115,493,309	37.38%	3.06%	37,139,796	31,201,055
First Eagle U.S. Value	2,997,193	4,389,252	27.50%	18.47%	2,954,875	884,807
First Eagle Gold Fund	—	16,065,037	N/A	N/A	—	—
First Eagle Fund of America	3,718,130	—	100%	100%	38,433,381	11,366,583
______________
*

First Eagle Overseas Fund paid foreign taxes of $12,228,006 and recognized foreign source income of $157,961,839, respectively. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended October 31, 2005.

FIRST EAGLE FUNDS

ADDITIONAL INFORMATION

(Unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held With the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present	Chair, Hughes Hubbard & Reed	6

Director, ALSTOM; Director, Partnership for New York City; Director, Jacob’s Pillow Dance Festival, Inc.; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Independent Consultant/Private Investor; Senior Managing Director and Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional, and Executive Vice President, Prudential Financial, Inc.; prior to November 1998, various executive positions within the Prudential organization	6

Director, RenaissanceRe Holdings, Ltd.; Director, New York Women’s Forum; Director, New York Women’s Forum Education Fund (Treasurer, New York Women’s Forum Education
Fund); Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present	President, Lingold Associates	6	Trustee, New York Foundation; Treasurer and Trustee, Black Rock Forest Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

Name, Age and Address	Position(s) Held With the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation; prior to June 1997, Vice President for Finance, Renssalaer Polytechnic Institute	6

Director, Junior Achievement of Southwest Michigan; Finance Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Trustee, First Eagle Variable Funds (1 portfolio)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Independent Consultant/Private Investor; prior to December 2001, Managing Director of Act 2 International (Consulting)	6	Trustee, First Eagle Variable Funds (1 portfolio)

______________
(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act, as amended.
(2)	The term of office of each Trustee expires on his/her 70th birthday.

INTERESTED TRUSTEES(1)

Name, Age and Address	Position(s) Held With the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold (3) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; President, WorldVest, Inc.; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK Limited.	6

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan (4) 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997.	6

Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

______________
(1)	Trustees who are “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Mr. Arnhold is an Interested Trustee because he is an officer and director of the Trust’s investment advisor and principal underwriter.
(4)

The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust’s investment adviser and principal underwriter. (He is not, however, an “interested persons” of the Trust within the meaning of the Investment Company Act.)

OFFICERS

Name, Age and Address	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table related to Interested Trustees
Charles de Vaulx 1345 Avenue of the Americas New York, New York 10105 (born October 1961)	Senior Vice President (portfolio manager)	December 1999 to present (with portfolio management responsibility since December 1996)

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, First Eagle Variable Funds; Chief Investment Officer, Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC) since January 2005; Senior Vice President, Société Générale Asset Management Corp. since 1998, Associate Portfolio Manager from December 1996, Securities Analyst, prior to December 1996

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Vice President, Secretary and Treasurer, First Eagle Variable Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC and Chief Compliance Officer, First Eagle Variable Funds from February 2005; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc.; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Assistant Secretary, First Eagle Variable Funds
Stefanie Spritzler 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Assistant Treasurer, First Eagle Variable Funds
Edwin S. Olsen 1345 Avenue of the Americas New York, New York 10105 (born September 1939)	Vice President	November 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, First Eagle Variable Funds; Vice President, SG Cowen Securities Corp. from prior to 1999
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Variable Funds from December 2004
Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds
Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds; Senior Accountant, Bank of New York from July 2001
______________
(1)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees approved the Investment Advisory Agreement between the Trust and Arnhold and S. Bleichroeder Advisers LLC most recently on December 7, 2004. In doing so, the Trustees considered the desirability of continuing the Funds’ historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreements and the total cost to the Funds of using the Adviser’s services, taking into account any expenses that the Adviser may pass to the Funds. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Funds are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Funds grow), which the Trustees determined are reasonable and appropriate.

The Trustees compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser’s past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds (i.e. each Fund’s net management fee was approximately the same as or lower than its renewed peer group average, except in the case of First Eagle Fund of America, whose net management fee was higher than that average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund’s expense ratios were reasonable both on an absolute basis and when compared to those of similar funds.

The Trustees also determined that the Adviser’s past performance and reliability on behalf of the Funds were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed peer group average) when compared with investment advisers to similar funds and the Adviser’s profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Investment Advisory Agreement with the Adviser serves the interests of the Funds and their shareholders.

At the same time as the Board of Trustees considered the Investment Advisory Agreement, they also considered and approved the Subadvisory Agreement between the Adviser and Iridian Asset Management LLC (“Iridian”) in respect of the First Eagle Fund of America. In doing so, the Trustees considered the desirability of continuing that Fund’s historic relationship with Messrs. Harold J. Levy and David L. Cohen (previously employees of the Adviser and now minority owners of Iridian) and the Adviser’s commitment to supervise their provision of portfolio management services under the Agreement. They also noted that the fees paid to Iridian are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they noted positively the quality of the services (measured in terms of investment performance, which generally was higher and more consistent on a long-term basis than that of its reviewed peer group average) delivered by Iridian. They also considered the costs incurred by Iridian relative to these services and to the fees paid under the Subadvisory Agreement. In doing so, they considered the effects of other benefits to Iridian resulting from its relationship to the Fund, including soft dollar and other service benefits. The Trustees concluded that the Subadvisory Agreement serves the interest of the First Eagle Fund of America and its shareholders. (A number of the factors evaluated by the Trustees in considering the Investment Advisory Agreement were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Investment Advisory Agreement.)

First Eagle Funds

1345 Avenue of the Americas
New York, NY 10105

www.firsteaglefunds.com

TRUSTEES AND OFFICERS

Trustees

John P. Arnhold

Candace K. Beinecke (Chair)

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Dominique Raillard

Officers

John P. Arnhold

President

Charles de Vaulx

Senior Vice President

Robert Bruno

Chief Operations &

Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Stefanie Spritzler

Vice President &

Treasurer

Edwin S. Olsen

Vice President

Michael Luzzatto

Assistant Vice President

Winnie Chin

Assistant Treasurer

Philip Santopadre

Assistant Treasurer

INVESTMENT ADVISER

Arnhold and S. Bleichroeder

   Advisers, LLC

1345 Avenue of the Americas

New York, NY 10105

LEGAL COUNSEL

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

CUSTODIAN

State Street

801 Pennsylvania

Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT

DST Systems, Inc.

330 West 9th Street

Kansas City, MO 64105

(800) 334-2143

UNDERWRITER

First Eagle Funds Distributors,

   a division of ASB Securities LLC

1345 Avenue of the Americas

New York, NY 10105

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

Suzan J. Afifi

Vice President &

Secretary

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts. Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	286,000	259,300
Audit-Related Fees	0	0
Tax Fees	196,150	159,950
All Other Fees	0	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, in particular the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in both 2005 and 2004.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6.	Schedule of Investments.

Included as part of the Report to stockholders filed pursuant to Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable at this time.

Item 9.	Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation as of a date within 90 days prior to the filing date of this report, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds
By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date 1/6/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date 1/6/2006

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer

Date 1/6/2006

*	Print the name and title of each signing officer under his or her signature.